Exhibit 10.2

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

dated as of March 25, 2026

among

FAT BRANDS ROYALTY I, LLC, FAT BRANDS FAZOLI’S NATIVE I, LLC, FAT BRANDS GFG ROYALTY I, LLC, each a Debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, as FBG DIP Borrowers,

TWIN HOSPITALITY I, LLC, a Debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, as Twin DIP Borrower,

FAT BRANDS, INC., a Debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, as Parent,

TWIN HOSPITALITY GROUP INC., a Debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, as Twin Manager,

THE DIP LENDERS PARTY HERETO,

and

UMB BANK, N.A.,

as DIP Agent

TABLE OF CONTENTS

Page

Section 1. Definitions	4

Section 2. The Commitment and Credit Extension	22

Section 3. Representations and Warranties	31

Section 4. Conditions Precedent	33

Section 5. Covenants	38

Section 6. Events of Default	49

Section 7. Credit Bidding	55

Section 8. Miscellaneous	55

Section 9. The DIP Agent.	69

Section 10. Collateral Matters	82

Section 11. Remedies with Respect to Collateral	84

Schedule 1 – Commitments

Schedule 1A – Permitted Debt

Schedule 1B – Permitted Investments

Schedule 4(a) – Stipulated Allocation

Schedule 5(c) – Post-Closing Matters

Schedule 5(e) – Milestones

Exhibit A – Interim DIP Order

Exhibit B – Form of Notice of Borrowing

Exhibit C – Form of FBG Guara`nty

Exhibit D – Form of Twin Guaranty

Exhibit E – Form of Assignment and Acceptance

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DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This DEBTOR-IN-POSSESSION CREDIT AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of March 25, 2026, among FAT BRANDS ROYALTY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB Royalty”), FAT Brands Fazoli’s Native I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB Fazoli”), and FAT BRANDS GFG ROYALTY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB GFG”, and together with FB Royalty and FB Fazoli, each a “FBG DIP Borrower”, and together, the “FBG DIP Borrowers”), TWIN HOSPITALITY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Twin DIP Borrower”, and together with the FBG DIP Borrowers, the “Borrowers”), FAT BRANDS, INC., a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Parent”), TWIN HOSPITALITY GROUP INC., a Delaware Corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Twin Manager”), the DIP Lenders (as defined below) party hereto from time to time and UMB BANK, N.A., as administrative agent and as collateral agent (in such capacities, and as further defined in Section 1, the “DIP Agent”).

RECITALS

WHEREAS, on January 26, 2026 (the “Petition Date”), the Parent and its direct and indirect subsidiaries (the “Debtors”) filed voluntary proceedings (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code entitled “Bankruptcy” (as amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), and such Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, prior to the Petition Date, (a) FB Royalty is party to that certain Base Indenture, dated as of March 6, 2020, as amended and restated as of April 26, 2021, and as supplemented by the Series 2021-1 Supplement and Series 2022-1 Supplement thereto, dated as of April 26, 2021 and July 6, 2022, respectively (as further amended, restated, amended and restated, modified, or supplemented prior to the date hereof, the “Royalty Indenture”), among FB Royalty and UMB Bank, N.A. as trustee (in such capacity under the Royalty Indenture, the “Royalty Trustee”) and securities intermediary, pursuant to which FB Royalty on April 26, 2021, issued, among other things, (i) $97,104,000 in aggregate principal amount of Series 2021-1 Class A-2 senior secured notes (the “Royalty Series 2021-1 Class A-2 Notes”) with an interest rate of 4.75% and a maturity date of April 25, 2051 and (ii) $32,368,000 in aggregate principal amount of Series 2021-1 Class B-2 senior subordinated notes with an interest rate of 8.00% and a maturity date of April 25, 2051, and, on July 6, 2022, issued, among other things, (i) $42,696,000 in aggregate principal amount of Series 2022-1 Class A-2 senior secured notes (the “Royalty Series 2022-1 Class A-2 Notes”; and together with the Royalty Series 2021-1 Class A-2 Notes, the “Royalty Class A-2 Notes”) with an interest rate of 4.75% and a maturity date of April 25, 2051 and (ii) $14,232,000 in aggregate principal amount of Class B-2 senior subordinated notes with an interest rate of 8.00% and a maturity date of April 25, 2051 (collectively, the “Royalty Prepetition Notes”); (b) FB GFG is party to that certain Base Indenture dated as of July 22, 2021, as supplemented by the Series 2021-1 Supplement and 2022-1 Supplement thereto, dated as of July 22, 2021 and December 15, 2022, respectively (as further amended, restated, amended and restated, modified, or supplemented prior to the date hereof, the “GFG Indenture”), among FB GFG and UMB Bank, N.A. as trustee (in such capacity under the GFG Indenture, the “GFG Trustee”) and securities intermediary, pursuant to which FB GFG on July 22, 2021, issued, among other things, (i) $209,000,000 in aggregate principal amount of Series 2021-1 Class A-2 senior secured notes (the “GFG Series 2021-1 Class A-2 Notes”) with an interest rate of 6.00% and a maturity date of July 25, 2051 and (ii) $84,000,000 in aggregate principal amount of Series 2021-1 Class B-2 senior subordinated notes with an interest rate of 7.00% and a maturity date of July 25, 2051, and, on December 15, 2022, issued (i) $67,756,000 in aggregate principal amount of Series 2022-1 Class A-2 senior secured notes (the “GFG Series 2022-1 Class A-2 Notes”; and together with the GFG Series 2021-1 Class A-2 Notes, the “GFG Class A-2 Notes”) with an interest rate of 6.00% and a maturity date of July 25, 2051 and (ii) $20,261,000 in aggregate principal amount of Class B-2 senior subordinated notes with an interest rate of 7.00% and a maturity date of July 25, 2051 (the “GFG Prepetition Notes”); and (c) FB Fazoli is party to that certain Base Indenture, dated as of December 15, 2021, as amended by Omnibus Amendment No. 1, dated as of March 28, 2025, and as supplemented by the Series 2021-1 Supplement thereto, dated as of December 15, 2021 (as further amended, restated, amended and restated, modified, or supplemented prior to the date hereof, the “Fazoli Indenture”; and, collectively with the Royalty Indenture and GFG Indenture, the “FBG Prepetition Indentures”), among FB Fazoli and UMB Bank, N.A. as trustee (in such capacity under the Fazoli Indenture, the “Fazoli Trustee”; together with the Royalty Trustee and the GFG Trustee, the “FBG Prepetition Notes Trustee”) and securities intermediary, pursuant to which FB Fazoli issued, among other things, $128,760,000 in aggregate principal amount of Series 2021-1 Class A-2 senior secured notes with an interest rate of 6.00% and a maturity date of July 25, 2051 (the “Fazoli Prepetition Notes”; together with the Royalty Prepetition Notes and the GFG Prepetition Notes, the “FBG Prepetition Notes”). The FBG Prepetition Indentures and all other agreements, guarantees, pledges, collateral and security documents, management agreements, control agreements, instruments, certificates, notes and other documents executed, recorded and/or delivered in connection therewith, including without limitation the “Indenture Documents” (as defined in the applicable FBG Prepetition Indenture), shall collectively be referred to as the “FBG Prepetition Notes Documents”, and all obligations of every nature under the FBG Prepetition Indentures, the “FBG Prepetition Secured Obligations”.

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WHEREAS, prior to the Petition Date, the Twin DIP Borrower is party to that certain Base Indenture dated as of November 21, 2024, as supplemented by the Series 2024-1 Supplement thereto, dated as of November 21, 2024 as further amended, restated, amended and restated, modified, or supplemented prior to the date hereof, the “Twin Prepetition Indenture”), among the Twin DIP Borrower and UMB Bank, N.A. as trustee (in such capacity under the Twin Prepetition Indenture, the “Twin Prepetition Notes Trustee”) and securities intermediary, pursuant to which the Twin DIP Borrower on November 21, 2024, issued, among other things, $12,124,000 in aggregate principal amount of Series 2024-1 Class A-2-I super senior secured notes (the “Twin Class A-2-I Notes”) and $269,257,000 in aggregate principal amount of Series 2024-1 Class A-2-II senior secured notes (the “Twin Class A-2-II Notes”), each with an interest rate of 9.00% and a maturity date of October 26, 2054 (collectively, the “Twin Prepetition Notes”). The Twin Prepetition Indenture and all other agreements, guarantees, pledges, collateral and security documents, management agreements, control agreements, instruments, certificates, notes and other documents executed, recorded and/or delivered in connection therewith, including without limitation the “Indenture Documents” (as defined in the Twin Prepetition Indenture), shall collectively be referred to as the “Twin Prepetition Notes Documents”, and all obligations of every nature under the Twin Prepetition Indenture, the “Twin Prepetition Secured Obligations”.

WHEREAS, (a) the FBG DIP Borrowers have requested that the FBG DIP Lenders (as defined below) make available a multiple draw secured term loan facility in an aggregate principal amount of up to $184,560,000, pursuant to which the FBG DIP Lenders will provide (i) a “new money” facility in an aggregate principal amount of up to $46,140,000 (the “FBG New Money Term Facility”; and the loans thereunder the “FBG New Money Term Loans”) and (ii) a roll-up facility in an aggregate principal amount of up to $138,420,000, representing a roll-up of FBG Class A-2 Prepetition Notes on a three dollars to one dollar basis of the FBG Commitments hereunder made pursuant to the FBG Prepetition Notes Documents (the “FBG Roll-Up Financing”) (clause (ii) hereof, the “FBG Roll-Up DIP Facility” and together with the FBG New Money Term Facility, the “FBG DIP Facility”); and (b) the Twin DIP Borrower has requested that the Twin DIP Lenders (as defined below) make available a multiple draw secured term loan facility in an aggregate principal amount of up to $123,040,000, pursuant to which the Twin DIP Lenders will provide (i) a “new money” facility in an aggregate principal amount of up to $30,760,000 (the “Twin New Money Term Facility” and the loans thereunder the “Twin New Money Term Loans”) and (ii) (A) a roll-up facility in an aggregate principal amount of up to $12,684,907.88, representing a roll-up of the Twin Class A-2-I Notes on a three dollars to one dollar basis of the Twin Commitments hereunder made pursuant to the Twin Prepetition Notes Documents (the “Twin Senior Roll-Up Financing”) and (B) a roll-up facility in an aggregate principal amount of up to $79,595,092.12, representing a roll-up of the Twin Class A-2-II Notes on a three dollars to one dollar basis of the Twin Commitments hereunder made pursuant to the Twin Prepetition Notes Documents (the “Twin Junior Roll-Up Financing” and together with the Twin Senior Roll-Up Financing, the “Twin Roll-Up Financing”) (clause (ii) hereof, the “Twin Roll-Up DIP Facility” and together with the Twin New Money Term Facility, the “Twin DIP Facility”).

WHEREAS, the DIP Lenders have agreed to provide the DIP Facility, the proceeds of which shall be used, in each case in accordance with the Approved Budget and subject to the DIP Loan Documents, the DIP Orders and the Stipulated Allocation, to fund (a) necessary operating and working capital expenses of the Loan Parties to fulfill franchisee obligations; (b) the Borrowers’ post-petition administrative expenses required to effectuate an Acceptable Sale Transaction (as defined below); (c) obligations arising under the Carve-Out; (d) the agency fees and reasonable fees and expenses of the DIP Agent and the DIP Lenders owed under the DIP Loan Documents; (e) any Prepetition Secured Obligations of the Loan Parties pursuant to any First Day Order or Final Order approved by the DIP Agent (at the written direction of the Required Lenders); (f) to the extent necessary, to make intercompany loans from one Loan Party to another Loan Party, which shall be secured by liens senior to the DIP Liens; (g) to make payments under the Governance Agreement; and (h) to fund the expenses of the Parent and the Twin Manager and to pay the Management Fees.

WHEREAS, each Borrower, the Parent and the Twin Manager acknowledges that they each will receive substantial direct and indirect benefits by reason of the making of loans and other financial accommodations to the Borrowers as provided in this Agreement; and

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NOW, THEREFORE, in consideration of the foregoing, and the conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

Section 1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Sale Process” means one or more processes to be conducted by the Debtors pursuant to section 363 of the Bankruptcy Code to sell, in one or more sale transactions, all or substantially all of their assets, including the filing by the Debtors of the Bidding Procedures Motion and in accordance with the Bidding Procedures.

“Acceptable Sale Transaction” means a sale, in one or more sale transactions, of all or substantially all of the Debtors’ assets pursuant to section 363 of the Bankruptcy Code that either (i) results in the simultaneous payment in full in cash of all Obligations and Prepetition Secured Obligations or (ii) is otherwise acceptable to the Required Lenders.

“Actual Cash Receipts” means with respect to any period, the amount of actual cash receipts during such period of the Loan Parties (excluding any borrowings under this Agreement) that correspond to each line item (on a line item by line item basis) under the heading “Total Receipts” in the Approved Budget, as determined by reference to the Approved Budget as then in effect.

“Actual Disbursement Amounts” means, with respect to any period, the amount of actual disbursements made by the Loan Parties during such period that correspond to (i) each line item (on a line item by line item basis) under the headings “Total Operating Disbursements” and “Non-Operating/Non Recurring Cash Flow” and (ii) the line item “Bankruptcy-Related Professional Fees” under the heading “Bankruptcy-Related Disbursements” in the Approved Budget, as determined by reference to the Approved Budget as then in effect.

“Ad Hoc Group” means that certain ad hoc group of holders of FBG Prepetition Notes and Twin Prepetition Notes represented by White & Case LLP and the Specified Financial Advisor.

“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the DIP Agent in a form supplied by the DIP Agent to the DIP Lenders from time to time.

“Affiliate” of a Person has the meaning set forth in section 101(2) of the Bankruptcy Code and also includes any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Affiliated Person” means a person that is an “affiliated person,” as such term is defined in section 2(a)(3) of the Investment Company Act of 1940, as amended, or an affiliated person of any such person.

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“Agent Fee Letter” means that certain request for proposal of the DIP Agent, dated as of March 16, 2026 and accepted on behalf of the Borrowers on March 18, 2026, as may be amended, amended and restated, replaced, supplemented or otherwise modified from time to time.

“Agreement” has the meaning provided in the first paragraph of this Agreement.

“Applicable Rate” means 12.00% per annum.

“Approved Budget” means the Budget prepared by the Debtors and delivered, and approved by, the Required Lenders on or prior to the Closing Date in connection with transactions contemplated hereby, as updated, modified or supplemented from time to time by the Debtors and approved by the Required Lenders as provided in Section 5(a).

“Auction” means an auction in accordance with an Acceptable Sale Process.

“Avoidance Actions” has the meaning assigned to such term in the DIP Order.

“Bankruptcy Code” has the meaning provided in the recitals of this Agreement.

“Bankruptcy Court” has the meaning provided in the recitals of this Agreement.

“Bid Deadline” has the meaning provided in Schedule 5(e).

“Bidding Procedures” means bidding procedures in accordance with an Acceptable Sale Process in form and substance reasonably acceptable to the Required Lenders, which shall comply with the Milestones.

“Bidding Procedures Motion” means the motion filed with the Bankruptcy Court filed at Docket No. 420 in form and substance reasonably acceptable to the Required Lenders seeking approval, among other things, to (a) implement the Bidding Procedures in connection with any sale of DIP Collateral or related assets and (b) consummate an Acceptable Sale Transaction in accordance with the Bidding Procedures.

“Bidding Procedures Order” means a Final Order of the Bankruptcy Court in the Chapter 11 Cases, in form and substance acceptable to the Required Lenders, approving the Bidding Procedures Motion, as the same may be amended, restated, supplemented or otherwise modified from time to time with the express written consent of the Required Lenders, which shall (among other things) deem any bid submitted by any of the Secured Parties or the Prepetition Secured Parties as a qualifying bid.

“Borrower” or “Borrowers” has the meaning provided in the first paragraph of this Agreement.

“Borrowing” means a borrowing of the DIP Loans.

“Borrowing Date” means, as the context may require, the Closing Date, the Second Borrowing Date and the Third Borrowing Date.

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“Budget” has the meaning provided in Section 5(a).

“Budgeted Cash Receipts” means, with respect to any period, the amount of projected cash receipts (including from non-ordinary course asset sales) during such period of the Loan Parties on a consolidated basis that corresponds to the line item under the heading “Total Receipts” in the Approved Budget, in each case, as determined by reference to the Approved Budget as then in effect.

“Budgeted Disbursement Amounts” means, with respect to any period, the amount of projected disbursements during such period of the Loan Parties on a consolidated basis that corresponds to: (i) each line item (on a line item by line item basis) under the headings “Total Operating Disbursements” and “Non-Operating/ Non Recurring Cash Flow” and (ii) the line item “Bankruptcy-Related Professional Fees” under the heading “Bankruptcy-Related Disbursements” in the Approved Budget, as determined by reference to the Approved Budget as then in effect.

“Business Day” means any day except Saturday, Sunday, any day that is a legal holiday in New York, New York, or a day on which banking institutions in New York, New York are authorized or required by law or other government action to close.

“Capital Lease” means, with respect to any Person, any lease of any property (whether real, Personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

“Carve-Out” has the meaning provided in the DIP Order.

“Cash Collateral” has the meaning set forth in section 363(a) of the Bankruptcy Code and includes the proceeds of DIP Loans.

“Change in Control” has the meaning assigned to the term “change of control” or “change in control” or equivalent in the Prepetition Notes Documents and in any other material Indebtedness for borrowed money of the Loan Parties.

“Chapter 11 Cases” has the meaning provided in the recitals of this Agreement.

“Closing Date” means the date on which the conditions precedent in Section 4(a) below shall have been met.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commitment” means, collectively, the FBG Commitments and the Twin Commitments.

“Commitment Period” means the period commencing on the Closing Date and ending on the date that is the earliest of (a) (x) five (5) Business Days prior to clause (a) of the Maturity Date and (y) the date or time set forth in any other clause under the definition of Maturity Date and (b) the date the Commitments have been reduced to $0 (by utilization thereof, reduction thereof or acceleration thereof, or otherwise).

“Credit Bid” means any credit bid by any DIP Lender in respect of the Obligations, pursuant to section 363(k) of the Bankruptcy Code, the Bidding Procedures, or otherwise.

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“CRO” means John C. DiDonato, in his capacity as Chief Restructuring Officer of each of the Debtors and/or Abhimanyu Gupta, in his capacity as Deputy Chief Restructuring Officer of each of the Debtors.

“Debtors” has the meaning provided in the recitals of this Agreement.

“Default” means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” means, with respect to overdue principal on outstanding DIP Loans, the applicable interest rate plus 2.00% per annum, and with respect to any other overdue amount (including overdue interest), the interest rate applicable to the DIP Loans plus 2.00% per annum, which, in each case, shall be payable on demand.

“DIP Agent” has the meaning specified in the first paragraph of this Agreement and shall include any successor DIP Agent appointed in accordance with the terms of this Agreement.

“DIP Collateral” means all assets and property of each Loan Party, now owned or hereafter acquired, which is subject to the Liens granted by such Loan Party (or intended to be subject to Liens granted by such Loan Party) that secures the Obligations pursuant to the DIP Order and Section 10(a) hereof, and shall include without limitation all “DIP Collateral” as such term is defined in the DIP Order. Notwithstanding the foregoing or anything to the contrary in any Loan Document, in no event shall any Excluded Asset constitute DIP Collateral.

“DIP Facility” means, collectively, the FBG DIP Facility and the Twin DIP Facility.

“DIP Lenders” means, collectively, the FBG DIP Lenders and the Twin DIP Lenders.

“DIP Liens” has the meaning provided in Section 10(a) below.

“DIP Loan” means an extension of credit by any DIP Lender to the applicable Borrowers under Section 2, which shall include (a) the FBG New Money Term Loans, (b) the Twin New Money Term Loans and (c) following the Roll-Up Effective Time, the deemed extensions of credit under Section 2(f) in the form of Roll-Up Loans.

“DIP Loan Documents” means this Agreement, each Guaranty, each Segregated Account Control Agreement and all notes, guaranties, security agreements, mortgages, certificates, landlord’s agreements, lock box and blocked account agreements, the DIP Order, the Approved Budget, the Agent Fee Letter, the Houlihan Engagement Letter and all other agreements, documents and instruments now or hereafter executed or delivered by any Borrower or any other Loan Party in connection with, or to evidence the transactions contemplated by, this Agreement and/or the credit extended hereunder, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“DIP Order” means the Interim DIP Order or the Final DIP Order, as applicable.

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“Disposition” means (a) the sale, conveyance, transfer, license, lease or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a sale and leaseback transaction) of the Loan Parties (in each case, other than qualified capital stock of the Borrowers)or (b) the issuance or sale of capital stock of any Loan Party, whether in a single transaction or a series of related transactions.

“Dollars” or “U.S. Dollars” and the sign “$” mean the lawful currency of the United States of America.

“Drawn Excess Amount” means, with respect to any calendar month (the “Measurement Month”), the positive difference, if any, between: (a) the aggregate amount actually withdrawn by the Borrowers from the Segregated Accounts during such Measurement Month, minus (b) the aggregate amount of such withdrawn funds that were actually disbursed and applied by the applicable Loan Parties during such Measurement Month for expenditures that are permitted under, and consistent with the applicable line items of, the Approved Budget in effect, in each case as determined by reference to the Variance Report for the Variance Testing Period that includes such Measurement Month.

“Effect of Bankruptcy” means, with respect to any contractual obligation, contract or agreement to which a Loan Party or a Subsidiary thereof is a party, any default or other legal consequences arising on account of the commencement or the filing of the Chapter 11 Cases (including the implementation of any stay), or the rejection of any such contractual obligation, contract or agreement with the approval of the Bankruptcy Court if required under applicable law.

“Event of Default” has the meaning provided in Section 6.

“Excluded Accounts” means any accounts used solely as (i) payroll and other employee wage and benefit accounts, (ii) accounts holding taxes (including sales tax and withholding tax) withheld or collected in respect of third parties and fiduciary accounts for unaffiliated third parties, (iii) zero balance accounts that are swept daily into a deposit account subject to a control agreement, (iv) cash collateral accounts for letters of credit, letters of guaranty, sureties and similar obligations (other than Cash Collateral), (v) other accounts with an average daily balance not in excess of $250,000 in any individual account or $500,000 in the aggregate for all such accounts that are Excluded Accounts pursuant to this clause (v) and (vi) other accounts as approved by the Required Lenders in their sole discretion.

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“Excluded Assets” means: (1) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act of an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (2) assets in respect of which pledges and security interests (x) are prohibited or restricted by (A) any law or regulation or (B) any contractual obligation (including any requirement to obtain the consent of any third party) (other than the Borrower or any Subsidiary)) that, in the case of this clause (B), exists on the Closing Date or at the time the relevant Guarantor becomes a Guarantor and was not incurred in contemplation of its becoming a Guarantor (including pursuant to assumed Indebtedness so long as such Indebtedness is permitted to be assumed under this Agreement), in each case other than to the extent that such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction, the Bankruptcy Code, or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such prohibitions, such assets shall automatically cease to constitute Excluded Assets, (y) would require a governmental (including regulatory) consent, approval, license or authorization in order to provide the lien that is required on the Closing Date or at the time the relevant Guarantor becomes a Guarantor, unless such consent, approval, license or authorization has been obtained, or (z) would result in material adverse tax consequences to any Loan Party or any Subsidiary as reasonably determined by the Borrower and the Required Lenders, (3) equity interests in any entity other than wholly owned Subsidiaries to the extent pledges thereof are not permitted by such entity’s organizational or joint venture documents if and only if such prohibition was not added in order to result in Excluded Asset status (unless any such restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction, the Bankruptcy Code, or any other applicable law), (4) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any other Loan Party) (other than (x) proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition, (y) to the extent that any such term has been waived or (z) to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such term, such assets shall automatically cease to constitute Excluded Assets, (5) Excluded Accounts and (6) those assets as to which the DIP Agent (at the written direction of the Required Lenders) agrees in writing that the cost, burden, difficulty or consequence of obtaining such a security interest or perfection thereof outweighs, or are excessive in relation to, the practical benefit to the DIP Lenders of the security to be afforded thereby. For the avoidance of doubt, in no event shall the Segregated Account constitute an Excluded Asset.

“FBG Adequate Protection Liens” has the meaning provided in the Interim DIP Order, as may be amended by the Final DIP Order.

“FBG Backstop Fee” means has the meaning provided in Section 2(h)(v)(A).

“FBG Backstop Parties” means those certain DIP Lenders that backstop the FBG New Money Term Loans, which as of the Closing Date are all FBG DIP Lenders.

“FBG Class A-2 Prepetition Notes” means, collectively, (a) the Royalty Class A-2 Notes; (b) GFG Class A-2 Notes; and (c) the Fazoli Prepetition Notes.

“FBG Class A-2 Prepetition Secured Obligations” means all obligations of every nature in connection with the FBG Class A-2 Prepetition Notes under the FBG Prepetition Indentures.

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“FBG Commitments” means, as to each FBG DIP Lender, such FBG DIP Lender’s obligation to make a DIP Loan pursuant to Section 2, in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule 1 as such Lender’s “FBG New Money Term Facility”, as such amount may be adjusted from time to time in accordance with the terms hereof (including as necessary to reflect any repayments, prepayments, or commitment reductions) or reduced or increased from time to time pursuant to assignments by or to such FBG DIP Lender pursuant to Section 8(d) and as such Schedule 1 may be amended from time to time to reflect such assignments.

“FBG DIP Borrower” has the meaning provided in the recitals of this Agreement.

“FBG DIP Collateral” has the meaning provided in the Interim DIP Order (and, for the avoidance of doubt, excluding any Excluded Assets), as may be amended by the Final DIP Order.

“FBG DIP Guarantors” means, collectively, (a) the Parent; (b) each FBG Subsidiary Guarantor; and (c) each entity designated as a “Guarantor” or “Additional Guarantor” under the FBG Prepetition Notes Documents. Notwithstanding the foregoing, and notwithstanding anything to the contrary in this Agreement, SEEDS OF COMPASSION FUND, INC. shall not be a FBG DIP Guarantor hereunder and shall not have any of the obligations of a FBG DIP Guarantor hereunder.

“FBG DIP Lender” means each financial institution from time to time party hereto as a “FBG DIP Lender,” together with its respective successors and permitted assigns.

“FBG DIP Lien” has the meaning provided in the Interim DIP Order, as may be amended by the Final DIP Order.

“FBG DIP Loan Party” means each of the FBG DIP Borrowers and each FBG DIP Guarantor.

“FBG DIP Obligations” means all obligations of every nature of each FBG DIP Borrower and each other FBG DIP Loan Party under this Agreement and the other applicable DIP Loan Documents, including, without limitation, any liability of such FBG DIP Loan Party on any claim, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding. Without limiting the generality of the foregoing, the FBG DIP Obligations of the FBG DIP Loan Parties under this Agreement include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by any FBG DIP Borrower under any DIP Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that the FBG DIP Lender, in its sole discretion, may elect to pay or advance on behalf of any FBG DIP Loan Party.

“FBG Noteholders” means the holders of the FBG Prepetition Notes.

“FBG Secured Parties” means, collectively, the DIP Agent, the FBG DIP Lenders, and each co-agent or sub-agent appointed by the DIP Agent from time to time pursuant to the terms of this Agreement, any other holder from time to time of any FBG DIP Obligations and, in each case, their respective successors and permitted assigns.

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“FBG Segregated Account” has the meaning provided in Section 2(b).

“FBG Subsidiary Guarantor” means each Subsidiary of the FBG DIP Borrowers.

“FBG Guaranty” means the Parent and Subsidiary Guaranty substantially in the form of Exhibit C executed and delivered by the FBG DIP Guarantors on the Closing Date, together with each joinder agreement and supplement executed and delivered in connection therewith, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Final DIP Order” means a Final Order of the Bankruptcy Court entered in the Chapter 11 Cases authorizing and approving the DIP Facility and the Debtors’ use of Cash Collateral and the terms of this Agreement and the other DIP Loan Documents, in form and substance acceptable to the Required Lenders in their reasonable discretion, as the same may be amended, restated, supplemented or otherwise modified from time to time with the express consent of the Required Lenders.

“Final Order” means an order signed by the Bankruptcy Court as to which no stay has been entered and which has not been reversed, vacated or overturned, and for which no appeal or motion to reconsider has been timely filed or, if timely filed, such appeal or motion to reconsider has been dismissed or denied unless the DIP Lender waives such requirement in writing.

“First Day Orders” means those orders entered by the Bankruptcy Court as a result of motions and applications filed by the Borrowers and the other Loan Parties with the Bankruptcy Court on the Petition Date.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“GAAP” means United States generally acceptable accounting principles applied on a consistent basis.

“Governance Agreement” means the resolution agreed to by the Special Committee, the Parent, the Ad Hoc Group, Andrew Wiederhorn and other parties thereto with respect to governance of the Debtors as set forth in the Amended and Restated Stipulation and Agreed Order Regarding Mediated Agreement Docket No. 472.

“Governance Protocol” has the meaning set forth in Section 4(a)(xvi).

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, regional, county, municipal or local, and any agency, authority, instrumentality, regulatory body, ministry, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantors” means, collectively, (a) the FBG DIP Guarantors; and (b) the Twin DIP Guarantors. For the avoidance of doubt, SEEDS OF COMPASSION FUND, INC. shall not be a Guarantor hereunder and shall not have any of the obligations of a Guarantor hereunder.

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“Guaranty” means, collectively, (a) the FBG Guaranty; and (b) the Twin Guaranty.

“Houlihan Engagement Letter” means the engagement letter, dated as of the Closing Date, between the Borrower and the Specified Financial Advisor, as amended, restated, supplemented or otherwise modified from time to time.

“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred 6 months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than 6 months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet in conformity with GAAP, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, and (i) to the extent not otherwise included, any guarantee by and Person of any obligations in clauses (a) through (h) above.

“Interim DIP Order” means an interim order of the Bankruptcy Court entered in the Chapter 11 Cases authorizing and approving the DIP Facility and the terms of this Agreement and the other DIP Loan Documents, in the form attached hereto as Exhibit A with any modifications thereto approved by the Required Lenders in their reasonable discretion, as the same may be amended, restated, supplemented or otherwise modified from time to time with the express reasonable consent of the Required Lenders in accordance with the terms of such Interim DIP Order.

“Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of any direct or indirect (a) advance, loan, time deposit or other extensions of credit (other than advances or extensions of credit to customers, suppliers, directors, officers or employees of any Person in the ordinary course of business, and excluding any debt or extension of credit represented by a bank deposit other than a time deposit), (b) capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), (c) incurrence of a guarantee of any obligation of, or (d) any purchase or acquisition of shares, other equity interests, indebtedness or other similar instruments issued by, in each case, such other Persons and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP, as applicable; provided, however, that endorsements of negotiable instruments and documents in the ordinary course of business will not be deemed to be an Investment.

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“Lien” means, with respect to any assets or property, (a) any mortgage, deed of trust, trust, deemed trust (statutory or otherwise), lien (statutory or otherwise), pledge, encumbrance, claim, charge, assignment, hypothecation, security interest or encumbrance of any kind or any filing of any financing statement under the UCC or any other similar notice of Lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such Property and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities; provided that an operating lease or an agreement to sell entered into by a Loan Party as lessee or seller, as applicable, in the ordinary course of business shall not, in and of itself, as applicable, be deemed to constitute a Lien on such Loan Party’s interest in the leased or sold property, as applicable, solely by reason of such Loan Party being a lessee or seller, as applicable, thereunder; provided, further that a purchase and sale agreement entered into in connection with an Acceptable Sale Transaction pursuant to an Acceptable Sale Process shall not in and of itself be deemed to constitute a Lien on the assets subject to such agreement.

“Liquidity Need” shall occur at any time that the available cash on hand, calculated on a consolidated basis for all Loan Parties, is less than $5,000,000, taking into account the forecasted disbursements through the Maturity Date.

“Loan Party” or “Loan Parties” means, collectively, (a) each FBG DIP Loan Party and (b) each Twin DIP Loan Party.

“Management Agreements” has the meaning provided in the Interim DIP Order.

“Margin Stock” has the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Material Adverse Effect” means: (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of any of the Loan Parties, taken as a whole (other than as customarily occurs as a result of events leading up to and following the commencement of a proceeding under chapter 11 of the Bankruptcy Code and the commencement of the Chapter 11 Cases); (b) a material impairment of the rights and remedies of the Secured Parties under any DIP Loan Document, or of the ability of any Loan Party to perform its obligations under any DIP Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any DIP Loan Document to which any of them is a party, other than in accordance with its terms. For the avoidance of doubt, a “Material Adverse Effect” shall not be deemed to exist as a result of the Effect of Bankruptcy or the Chapter 11 Cases or the events leading up to and resulting therefrom.

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“Maturity Date” means the earliest of: (a) May 8, 2026; provided that such date may be extended with the written consent of the Required Lenders, (b) the date of acceleration of the Loans or termination of the commitments following an Event of Default pursuant to the terms hereof pursuant to Section 6 or otherwise, (c) 11:59 p.m. prevailing Eastern Time on April 10, 2026 if the Bankruptcy Court has not entered the Final DIP Order, (d) the date the Bankruptcy Court indicates or specifies that it will not approve the Final DIP Order or otherwise denies approval of the Final Order, (e) the effective date of a chapter 11 plan in the Chapter 11 Case, which is confirmed by an order of the Bankruptcy Court, and (f) the closing of an Acceptable Sale Transaction.

“Milestones” has the meaning provided in Section 5(e).

“Monthly Segregated Account Withdrawal Limit” means, with respect to any calendar month, an amount equal to (i) the aggregate disbursements projected for such calendar month for the applicable Loan Parties, as set forth in the Approved Budget then in effect, plus (ii) the maximum additional amount permitted under the applicable Permitted Variance thresholds set forth in Section 5(b) for such calendar month; provided that the Monthly Segregated Account Withdrawal Limit for any calendar month shall be reduced, on a dollar-for-dollar basis, by the sum of (x) Drawn Excess Amount, if any, calculated with respect to the immediately preceding calendar month plus (y) any remaining unused Drawn Excess Amount from any prior calendar month plus (z) the available cash on hand, calculated on a consolidated basis for all Loan Parties, at such time in excess of $5,000,000 (in the case of each of the foregoing clauses (x), (y) and (z), without duplication).

“New Money Term Loans” means, collectively, (a) the FBG New Money Term Loans and (b) the Twin New Money Term Loans.

“Notice of Borrowing” has the meaning provided in Section 2(d), in substantially the form attached hereto as Exhibit B (or such other changes as approved by the Required Lenders in their reasonable discretion).

“Obligations” means, collectively, (a) the FBG DIP Obligations and (b) the Twin DIP Obligations.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any DIP Loan Document, except any such Taxes that are imposed on a Recipient as a result of its present or former connection to the applicable taxing jurisdiction (other than such Recipient’s connections with such taxing jurisdiction arising from, out of or with respect to any DIP Loan Documents or any transactions therein) with respect to an assignment (other than an assignment made pursuant to a request by any Borrower).

“Parent” has the meaning provided in the recitals of this Agreement.

“PATRIOT Act” has the meaning provided in Section 8(l).

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“Permitted Dispositions” means: (a) sale of any furniture, fixture, equipment or inventory that is no longer used or useful in the business of the Loan Parties or their Subsidiaries in the ordinary course of business and as approved by the CRO, (b) sale of inventory or scrap in the ordinary course of business and as approved by the CRO, (c) the granting of Permitted Liens, (d) the leasing or subleasing of assets of any Loan Party or its Subsidiaries in the ordinary course of business and as approved by the CRO, (e) the making of Permitted Investments, (f) Dispositions in the ordinary course of business of cash or cash equivalents, (g) Dispositions pursuant to casualty events, (h) Dispositions in connection with an Acceptable Sale Transaction or pursuant to an Acceptable Sale Process (or any related motions) or the Bidding Procedures Motion, and (i) Disposition of assets (other than transfer or sales of its own capital stock) by (i) any Loan Party to any other Loan Party, (ii) any Loan Party to any other Subsidiary of a Loan Party that is not a Loan Party in the ordinary course of business and as approved by the CRO for a valid business purposes and (iii) any Subsidiary of a Loan Party that is not a Loan Party to a Loan Party.

“Permitted Indebtedness” means: (a) Indebtedness under this Agreement; (b) Indebtedness under the Prepetition Notes; (c) other Indebtedness to third parties that are not Affiliates of any Debtors or the Loan Parties outstanding on the date hereof and set forth on Schedule 1A; (d) Refinancing Indebtedness secured by purchase money security interests or Capital Leases existing as of the date hereof, (e) Permitted Intercompany Advances, (f) endorsement of instruments or other payment items for deposit in the ordinary course of business, (g) Indebtedness incurred in respect of bank products (other than pursuant to hedge agreements) in the ordinary course of business, including netting services, automatic clearinghouse arrangements, overdraft protections and other cash management arrangements, (h) Indebtedness assumed in connection with a Permitted Investments, (i) Indebtedness consisting of unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations, (j) [reserved], (k) other unsecured Indebtedness incurred in the ordinary course of business in an aggregate principal amount not to exceed $50,000 at any time outstanding and (l) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year.

“Permitted Intercompany Advances” means intercompany loans made after the Petition Date and as approved by the CRO by (a) a Loan Party to another Loan Party, (b) a Subsidiary of a Loan Party which is not a Loan Party to another Subsidiary of a Loan Party which is not a Loan Party, (c) a Loan Party to any Subsidiary of a Loan Party which is not a Loan Party so long as any such loans are made for a valid and bona fide business purpose and in conformance with the Approved Budget and (d) a Subsidiary of a Loan Party which is not a Loan Party to a Loan Party; provided that, such loans made pursuant to clause (d) must be subject to a customary intercompany subordination agreement satisfactory to the Required Lenders.

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“Permitted Investments” means (a) any Investment existing on the date hereof and set forth on Schedule 1B and other Investments permitted by a First Day Order, (b) Investments consisting of Permitted Intercompany Advances, (c) Investments in cash and cash equivalents, (d) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business, (e) advances made in connection with purchases of goods or services in the ordinary course of business, (f) Investments resulting from entering into agreements relative to Indebtedness that is permitted under clauses (g) and (i) of the definition of Permitted Indebtedness, (h) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of insolvency proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries and (i) deposits of cash made in the ordinary course of business to secure performance of operating leases or other contractual obligations entered into in the ordinary course of business; provided that the aggregate amount of all such cash deposits made pursuant to this clause (i) in respect of obligations shall not exceed $100,000 at any time outstanding.

“Permitted Lien” means (a) purchase-money security interests in specific items of equipment securing Permitted Indebtedness described under clause (d) of the definition of Permitted Indebtedness, (b) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, (c) the DIP Liens, (d) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to any Loan Party), (e) Liens securing the Prepetition Notes, (f) judgment Liens in respect of judgments that do not constitute an Event of Default so long as such judgments are stayed during the pendency of the Bankruptcy Cases, and (g) adequate protection liens granted to the Prepetition Noteholders pursuant to the DIP Order.

“Permitted Prior Lien” has the meaning provided in the DIP Order.

“Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority.

“Petition Date” has the meaning provided in the recitals of this Agreement.

“Platform” means Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system.

“Prepetition Class A-2 Notes” means, collectively, the FBG Class A-2 Prepetition Notes and the Twin Prepetition Notes.

“Prepetition Class A-2 Secured Obligations” means, collectively, the FBG Class A-2 Prepetition Secured Obligations and the Twin Class A-2 Prepetition Secured Obligations.

“Prepetition Indentures” means, collectively, the FBG Prepetition Indentures and the Twin Prepetition Indenture, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Prepetition Noteholders” means, collectively, the FBG Noteholders and the Twin Noteholders.

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“Prepetition Notes” means, collectively, the FBG Prepetition Notes and the Twin Prepetition Notes.

“Prepetition Notes Documents” means, collectively, the FBG Prepetition Notes Documents and the Twin Prepetition Notes Documents.

“Prepetition Secured Obligations” means, collectively, the FBG Prepetition Secured Obligations and the Twin Prepetition Secured Obligations.

“Prepetition Secured Parties” means, collectively, the Prepetition Noteholders and the indenture trustees under the Prepetition Indentures.

“Pro Rata Share” means, as to each DIP Lender, the ratio, expressed as a percentage of (a) (i) the amount of such DIP Lender’s Commitments plus (ii) the amount of such DIP Lender’s outstanding DIP Loan to (b) (i) the aggregate amount of the Commitments of all DIP Lenders plus (ii) the aggregate amount of all outstanding DIP Loans; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each DIP Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding DIP Loans owing to such DIP Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding DIP Loans of all DIP Lenders as of such date. If at the time of determination the Commitments have terminated and there are no outstanding DIP Loans, then the Pro Rata Shares of the DIP Lenders shall be determined as of the most recent date on which Commitments were in effect or DIP Loans were outstanding.

“Recipient” means the DIP Agent and the DIP Lenders.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the accrued interest, fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

(b) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the DIP Lenders (or such other terms as are reasonably consented to by the Required Lenders),

(c) if the Indebtedness that is refinanced, renewed, or extended was contractually subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include contractual subordination terms and conditions that are at least as favorable to the DIP Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness,

(d) if the Indebtedness that is refinanced, renewed, or extended was unsecured, then the refinancing, renewal, or extension of such Indebtedness must be unsecured, and

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(e) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Representatives” means, with respect to any Person, such Person’s employees, agents, representatives and financing sources, and any investment banker, financial advisor, consultant, accountant, legal counsel, agent, representative or expert retained by or acting on behalf such Person.

“Requirements of Law” means, with respect to any Person, any and all requirements of any Governmental Authority applicable to such Person having the force of law, including any and all laws, judgments, orders, decrees, ordinances, rules, regulations, statutes or case law.

“Required FBG Lenders” means, as of any date of determination, with respect to the FBG DIP Facility, the DIP Lenders having more than 50% of the aggregate principal amount of all outstanding DIP Loans under the FBG DIP Facility and the unused Commitments at such time with respect to the FBG DIP Facility.

“Required Lenders” means, as of any date of determination, the DIP Lenders holding more than 50% of the aggregate principal amount of all outstanding DIP Loans and unused Commitments at such time.

“Required Twin Lenders” means, as of any date of determination, with respect to the Twin DIP Facility, the DIP Lenders having more than 50% of the aggregate principal amount of all outstanding DIP Loans under the Twin DIP Facility and the unused Commitments at such time with respect to the Twin DIP Facility; provided that, solely for purposes of determining the resolution of the Twin Roll-Up Reservation, “Required Twin Lenders” shall mean both (x) the Twin DIP Lenders having at least 66 2/3% of the aggregate principal amount of all outstanding Roll-Up Loans under the Twin Senior Roll-Up Financing and (y) the Twin DIP Lenders having at least 66 2/3% of the aggregate principal amount of all outstanding Roll-Up Loans under the Twin Junior Roll-Up Financing, each class voting separately and independently.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interest of any Loan Party or any Subsidiary thereof, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such equity interest, or on account of any return of capital to any Loan Party’s or any respective Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof); provided, that, none of the following shall be deemed to result in, or be considered, a Restricted Payment: (a) any Permitted Investment and (b) Permitted Intercompany Advances and payments in connection with performance of the Management Agreements, approved by the CRO, and authorized pursuant to the Approved Budget.

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“Roll-Up Effective Time” means, with respect to any Borrowing of New Money Term Loans, as applicable, the moment immediately following the funding of such Borrowing to the applicable Borrower(s) in accordance with Section 2(e).

“Roll-Up Financing” means collectively the FBG Roll-Up Financing and the Twin Roll-Up Financing.

“Roll-Up Loan Amount” means the amount of the Roll-Up Loans allocated to each DIP Lender as set forth opposite such DIP Lender’s name on Schedule 1 under the heading “Maximum Roll-Up Loan Amount.”

“Roll-Up Loans” has the meaning assigned thereto in Section 2(f).

“Sale Order” means a Final Order, in form and substance reasonably acceptable to the Required Lenders, authorizing an Acceptable Sale Transaction consistent with the Bidding Procedures and the Bidding Procedures Order.

“Secured Parties” means, collectively, (a) the FBG Secured Parties; and (b) the Twin Secured Parties.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Segregated Accounts” has the meaning provided in Section 2(c).

“Segregated Account Control Agreement” means a “springing” deposit account control agreement substantially in a form reasonably acceptable to the Required Lenders, the DIP Agent (with respect to the rights, obligations, liabilities and immunities of the DIP Agent thereunder) and the relevant Borrower to be effective on the Closing Date (or at such time permitted by Schedule 5(c)) and delivered to the DIP Agent (to be executed by the DIP Agent at the written direction of the Required Lenders).

“Special Committee” means the special committee of the boards of directors of each Loan Party, composed solely of Neal Goldman and Patrick Bartels, which is delegated complete and exclusive decision-making authority with respect to the Loan Parties’ restructuring, the implementation of any restructuring transactions, and the conduct of the Chapter 11 Cases pursuant to the Governance Protocol.

“Specified Financial Advisor” Houlihan Lokey Capital, Inc., as financial advisor and investment banker to the Ad Hoc Group.

“Stipulated Allocation” shall mean the allocation of estate professional fees as set forth in Schedule 4(a).

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of capital stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

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“Syndication Procedures” means the syndication procedures in connection with the DIP Facility, agreed to on or about the date hereof, among the Borrowers and the Ad Hoc Group (and reasonably acceptable, as to their respective rights and obligations, to the DIP Agent, the FBG Prepetition Notes Trustee and the Twin Prepetition Notes Trustee).

“Taxes” has the meaning provided in Section 8(c).

“Twin Adequate Protection Liens” has the meaning provided in the Interim DIP Order, as may be modified in the Final DIP Order.

“Twin Backstop Fee” means has the meaning provided in Section 2(h)(v)(B).

“Twin Backstop Parties” means those certain DIP Lenders that backstop the Twin New Money Term Loans, which as of the Closing Date are all Twin DIP Lenders.

“Twin Class A-2 Prepetition Secured Obligations” means all obligations of every nature in connection with the Twin Prepetition Notes under the Twin Prepetition Indenture.

“Twin Commitments” means, as to the Twin DIP Lender, such Twin DIP Lender’s obligation to make a DIP Loan pursuant to Section 2, in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule 1 as such Lender’s “Twin New Money Term Facility”, as such amount may be adjusted from time to time in accordance with the terms hereof (including as necessary to reflect any repayments, prepayments, or commitment reductions) or reduced or increased from time to time pursuant assignments by or to such Twin DIP Lender pursuant to Section 8(d) and as such Schedule 1 may be amended from time to time to reflect such assignments.

“Twin DIP Borrower” has the meaning provided in the recitals of this Agreement.

“Twin DIP Collateral” has the meaning provided in the Interim DIP Order, as may be modified in the Final DIP Order.

“Twin DIP Guarantors” means, collectively, (a) the Parent; (b) the Twin Manager; (c) each Twin Subsidiary Guarantor; and (d) each entity designated as a “Guarantor” or “Additional Guarantor” under the Twin Prepetition Notes Documents. Notwithstanding the foregoing, and notwithstanding anything to the contrary in this Agreement, SEEDS OF COMPASSION FUND, INC. shall not be a Twin DIP Guarantor hereunder and shall not have any of the obligations of a Twin DIP Guarantor hereunder.

“Twin DIP Lender” means each financial institution from time to time party hereto as a “Twin DIP Lender,” together with its respective successors and permitted assigns.

“Twin DIP Lien” has the meaning provided in the Interim DIP Order, as may be modified in the Final DIP Order.

“Twin DIP Loan Party” means the Twin DIP Borrower and each Twin DIP Guarantor.

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“Twin DIP Obligations” means all obligations of every nature of the Twin DIP Borrower and each other Twin DIP Loan Party under this Agreement and the other applicable DIP Loan Documents, including, without limitation, any liability of such Twin DIP Loan Party on any claim, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding. Without limiting the generality of the foregoing, the Twin DIP Obligations of the Twin DIP Loan Parties under this Agreement include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by the Twin DIP Borrower under any DIP Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that the Twin DIP Lender, in its sole discretion, may elect to pay or advance on behalf of any Twin DIP Loan Party.

“Twin Guaranty” means the Parent and Subsidiary Guaranty substantially in the form of Exhibit D executed and delivered by the Twin DIP Guarantors on the Closing Date, together with each joinder agreement and supplement executed and delivered in connection therewith, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Twin Manager” has the meaning provided in the recitals of this Agreement.

“Twin Noteholders” means the holders of the Twin Prepetition Notes.

“Twin Roll-Up Reservation” shall have the meaning set forth in the DIP Order.

“Twin Secured Parties” means, collectively, the DIP Agent, the Twin DIP Lenders, and each co-agent or sub-agent appointed by the DIP Agent from time to time pursuant to the terms of this Agreement, any other holder from time to time of any Twin DIP Obligations and, in each case, their respective successors and permitted assigns.

“Twin Segregated Account” has the meaning provided in Section 2(c).

“Twin Subsidiary Guarantor” means each Subsidiary of the Twin DIP Borrower.

“UCC” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the DIP Lender’s Lien on any DIP Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies. To the extent that defined terms set forth herein shall have different meanings under different Articles under the Uniform Commercial Code, the meaning assigned to such defined term under Article 9 of the Uniform Commercial Code shall control.

“UMB” means UMB Bank, N.A.

“Variance” has the meaning provided in Section 5(b).

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“Variance Report” has the meaning provided in Section 5(b).

“Variance Report Date” has the meaning provided in Section 5(b).

“Variance Testing Period” means, starting the second full week following the entry of the Interim DIP Order, each rolling four-week period ending on each Sunday thereafter.

“Withholding Taxes” has the meaning provided in Section 8(c).

Section 2. The Commitment and Credit Extension.

(a) Commitment and Borrowing. Subject to the terms and conditions set forth herein and in the DIP Order, (i) the FBG DIP Lenders agree to make, during the Commitment Period, the FBG New Money Term Loans to the FBG DIP Borrowers (w) on the Closing Date, subject to the satisfaction (or waiver) of the Initial Draw Conditions in an aggregate principal amount not to exceed $28,800,000, (x) on the Second Borrowing Date, subject to the satisfaction (or waiver) of the Second Draw Conditions in an aggregate principal amount not to exceed $1,200,000, and (y) on the Third Borrowing Date, subject to the satisfaction (or waiver) of the Third Draw Conditions in an aggregate principal amount not to exceed $16,140,000; and (ii) the Twin DIP Lenders agree to make, during the Commitment Period, the Twin New Money Term Loans to the Twin DIP Borrowers (w) on the Closing Date, subject to the satisfaction (or waiver) of the Initial Draw Conditions in an aggregate principal amount not to exceed $19,200,000, (x) on the Second Borrowing Date, subject to the satisfaction (or waiver) of the Second Draw Conditions in an aggregate principal amount not to exceed $800,000, and (y) on the Third Borrowing Date, subject to the satisfaction (or waiver) of the Third Draw Conditions in an aggregate principal amount not to exceed $10,760,000; provided that each such Borrowing (x) shall be denominated in U.S. Dollars and (y) shall be in an aggregate principal amount that is (I) an integral multiple of $500,000 and not less than $500,000 or (II) if less, equal to the remaining available balance of the applicable Commitment at such time. Amounts repaid under the DIP Facility may not be reborrowed.

(b) FBG Segregated Account. Subject to Schedule 5(c), all proceeds of the FBG DIP Facility shall be deposited into a segregated account of the FBG DIP Borrowers maintained at East West Bank (the “FBG Segregated Account”), which will be subject to the FBG DIP Liens on a first priority basis and subject to a Segregated Account Control Agreement in favor of the DIP Agent. The terms of the Segregated Account Control Agreement for the FBG Segregated Account shall permit the FBG DIP Loan Parties to retain full use of the FBG Segregated Account consistent with the Approved Budget, and any restrictions in favor of the DIP Agent under such Segregated Account Control Agreement shall not take effect unless an Event of Default has occurred or is occurring and a “notice of exclusive control” (or similar such term) has been delivered in accordance with the terms of the applicable Segregated Account Control Agreement). On each funding date, the FBG DIP Lenders will advance funds to the DIP Agent and the DIP Agent will, subject to the terms and conditions of this Agreement, disburse such funds to the relevant Segregated Account in accordance with the wire transfer instructions provided in the applicable Notice of Borrowing; provided the DIP Agent shall not have any obligations or liability (x) with respect to the wire instructions for any account set forth in a Notice of Borrowing or (y) to confirm whether the account specified in any Notice of Borrowing is a Segregated Account. Funds in the FBG Segregated Account may be drawn by the FBG DIP Borrowers consistent with the Approved Budget (taking into account any Permitted Variances); provided that, in any calendar month, the aggregate amount withdrawn by the FBG DIP Borrowers from the FBG Segregated Account shall not exceed the Monthly Segregated Account Withdrawal Limit applicable to such calendar month for the FBG DIP Loan Parties (clauses (i) and (ii) of which Monthly Segregated Account Withdrawal Limit, shall, for the avoidance of doubt, be automatically reduced in accordance with the definition thereof, on a dollar-for-dollar basis, by the sum of (x) applicable Drawn Excess Amount, if any, for the immediately preceding calendar month plus (y) any remaining unused Drawn Excess Amount from any prior calendar month plus (z) the available cash on hand, calculated on a consolidated basis for all Loan Parties, at such time in excess of $5,000,000), as determined by reference to the Approved Budget then in effect, without the prior written consent of the Required FBG Lenders or the Specified Financial Advisor. For the avoidance of doubt, in no event shall the DIP Agent have any duty, liability or obligation with respect to the calculation or monitoring of the Monthly Segregated Account Withdrawal Limit or the Drawn Excess Amounts. Once withdrawn from the FBG Segregated Account, the funds shall continue to be FBG DIP Collateral until such funds are first used by the FBG Loan Parties. For the avoidance of doubt, the FBG Segregated Account and all funds deposited therein shall be subject only to (i) the Carve-Out, (ii) the FBG DIP Liens, and (iii) the FBG Adequate Protection Liens, and shall not be subject to any other liens, claims, or interests (including, without limitation, any claims, liens, or interests arising under or related to the Management Agreements). The proceeds of the FBG New Money Term Loans shall be used only to pay the obligations of the FBG DIP Loan Parties, subject to the Stipulated Allocation.

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(c) Twin Segregated Account. Subject to Schedule 5(c), all proceeds of the Twin DIP Facility shall be deposited into a segregated account of the Twin DIP Borrower maintained at East West Bank (the “Twin Segregated Account” and, together with the FBG Segregated Account, the “Segregated Accounts”), which will be subject to the Twin DIP Liens on a first priority basis and subject to a Segregated Account Control Agreement in favor of the DIP Agent. The terms of the Segregated Account Control Agreement for the Twin Segregated Account shall permit the Twin DIP Loan Parties to retain full use of the Twin Segregated Account consistent with the Approved Budget, and any restrictions in favor of the DIP Agent under such Segregated Account Control Agreement shall not take effect unless an Event of Default has occurred or is occurring and a “notice of exclusive control” (or similar such term) has been delivered in accordance with the terms of the applicable Segregated Account Control Agreement. On each funding date, the Twin DIP Lenders will advance funds to the DIP Agent and the DIP Agent will, subject to the terms and conditions of this Agreement, disburse such funds to the relevant Segregated Account in accordance with the wire transfer instructions provided in the applicable Notice of Borrowing; provided the DIP Agent shall not have any obligations or liability (x) with respect to the wire instructions for any account set forth in a Notice of Borrowing or (y) to confirm whether the account specified in any Notice of Borrowing is a Segregated Account. Funds in the Twin Segregated Account may be drawn by the Twin DIP Borrower consistent with the Approved Budget (taking into account any Permitted Variances); provided that, in any calendar month, the aggregate amount withdrawn by the Twin DIP Borrower from the Twin Segregated Account shall not exceed the Monthly Segregated Account Withdrawal Limit applicable to such calendar month for the Twin DIP Loan Parties (clauses (i) and (ii) of which Monthly Segregated Account Withdrawal Limit, shall, for the avoidance of doubt, be automatically reduced in accordance with the definition thereof, on a dollar-for-dollar basis, by the sum of (x) applicable Drawn Excess Amount, if any, for the immediately preceding calendar month plus (y) any remaining unused Drawn Excess Amount from any prior calendar month plus (z) the available cash on hand, calculated on a consolidated basis for all Loan Parties, at such time in excess of $5,000,000), as determined by reference to the Approved Budget then in effect, without the prior written consent of the Required Twin Lenders or the Specified Financial Advisor. For the avoidance of doubt, in no event shall the DIP Agent have any duty, liability or obligation with respect to the calculation or monitoring of the Monthly Segregated Account Withdrawal Limit or the Drawn Excess Amounts. Once withdrawn from the Twin Segregated Account, the funds shall continue to be Twin DIP Collateral until such funds are first used by the Twin Loan Parties. For the avoidance of doubt, the Twin Segregated Account and all funds deposited therein shall be subject only to (i) the Carve-Out, (ii) the Twin DIP Liens, and (iii) the Twin Adequate Protection Liens, and shall not be subject to any other liens, claims, or interests (including, without limitation, any claims, liens, or interests arising under or related to the Management Agreements). The proceeds of the Twin New Money Term Loans shall be used only to pay the obligations of the Twin DIP Loan Parties, subject to the Stipulated Allocation.

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(d) Notice of Borrowing. Each borrowing of New Money Term Loans shall be made upon the Borrower’s irrevocable notice to the DIP Agent of such borrowing. Each such notice (other than the notice delivered in connection with the borrowing on the Closing Date) must be received by the DIP Agent not later than 12:00 p.m. noon, New York City time, three (3) Business Days before the date of the proposed Borrowing. Each such notice (each, a “Notice of Borrowing”) shall be irrevocable and shall specify the following information: (i) the date of such Borrowing, which shall be a Business Day; (ii) whether such Borrowing consists of FBG New Money Term Loans and/or Twin New Money Term Loans; (iii) the aggregate principal amount of each such Borrowing and the amount to be funded by the DIP Lenders; (iv) wire instructions for the applicable Borrower’s account (which must be a Segregated Account, as specified by the applicable Borrower (and the DIP Agent shall not have any obligation with respect thereto)) to which borrowed funds are to be transferred by the DIP Agent upon receipt from the DIP Lenders; and (v) a statement certified by an authorized officer of the applicable Borrower that the conditions set forth in Section 4(a), (b) or (c), as applicable, will be satisfied (or waived by the DIP Agent (at the written direction of the Required Lenders)) as of the date the requested Borrowing is made.

(e) Disbursement of Funds. Following receipt of a Notice of Borrowing (other than any Notice of Borrowing delivered in connection with a borrowing on or about the Closing Date), the DIP Agent shall promptly notify each DIP Lender of the amount of its Pro Rata Share of the New Money Term Loans requested. In the case of each Borrowing, each DIP Lender shall make the amount of its New Money Term Loan available to the DIP Agent in immediately available funds not later than 12:00 p.m. noon, New York City time on the Business Day specified in the applicable Notice of Borrowing. Upon satisfaction (or waiver by the DIP Agent (at the written direction of the Required Lenders)) of the applicable conditions set forth in Section 4(a), (b) or (c), the DIP Agent shall make all funds so received available to the Borrower in like funds as received by the DIP Agent by wire transfer of such funds, in each case in accordance with instructions provided to the DIP Agent by the applicable Borrower in the Notice of Borrowing, and the DIP Agent shall not have any duty, liability or obligation with respect to such wire instructions. All DIP Loans shall be made by the DIP Lenders proportionately to their respective Pro Rata Share of the Commitments. Notwithstanding anything to the contrary herein, if the DIP Agent does not receive funds sufficient to fund the requested Borrowing in full, the DIP Agent shall make available to the Borrower the aggregate amount of funds actually received from the DIP Lenders in respect of such Borrowing (without regard to any DIP Lender’s Pro Rata Share), and the Borrowing shall be deemed made in such lesser amount (it being understood and agreed that this sentence shall in no way limit the DIP Lenders’ obligations hereunder).

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(f) Roll-Up Term Loans.

(i) Effective upon the occurrence of the Roll-Up Effective Time with respect to each Borrowing of New Money Term Loans, without any further action by any party to this Agreement, the Bankruptcy Court or any other Person other than as set forth in this Agreement, to the extent set forth in the applicable DIP Order and based on written instructions prepared by the Borrowers in coordination with the DIP Lenders and delivered by the Borrowers to the DIP Agent (which instructions may be included in the applicable Notice of Borrowing) prior to such Roll-Up Effective Time, specifying the amount of Roll-Up Loans to be deemed issued to each DIP Lender in connection with such Borrowing (which instruction the DIP Agent shall be entitled to rely upon conclusively and without independent verification or calculation), the applicable portion of each DIP Lender’s total Roll-Up Loan Amount attributable to such Borrowing (which shall be equal to three dollars of Roll-Up Loan Amount for every dollar of New Money Term Loans funded in such Borrowing) shall be deemed to have been borrowed by the applicable Borrower (such deemed borrowings, collectively, the “Roll-Up Loans”) and used to repay a commensurate amount of such DIP Lender’s Prepetition Class A-2 Secured Obligations. Such repayment shall be evidenced by the cancellation of the commensurate amount of Prepetition Class A-2 Secured Obligations pursuant to the Prepetition Indentures; provided that the borrowing of the applicable Roll-Up Loan Amount shall be deemed to occur on each Roll-Up Effective Time notwithstanding that the cancellation of the related Prepetition Class A-2 Notes has not been completed on such date. Subject to the terms and conditions set forth herein and in the applicable DIP Order, upon each Roll-Up Effective Time, the incremental Roll-Up Loans deemed issued in connection with the applicable Borrowing as of such Roll-Up Effective Time shall, from and after such Roll-Up Effective Time, be designated as such and administered hereunder. For the avoidance of doubt, Roll-Up Loans shall be deemed issued on an incremental basis corresponding to each Borrowing of New Term Loans, and the aggregate Roll-Up Loan Amount outstanding at any time shall not exceed three dollars for every dollar of aggregate New Money Term Loans funded through such date. Amounts of Roll-Up Loans that are issued or deemed issued under this Section 2(f) that are repaid or prepaid may not be reborrowed. Notwithstanding anything in this Agreement, including Schedule 1 as in effect from time to time, or any other Loan Document to the contrary, (a) the aggregate principal amount of each DIP Lender’s Roll-Up Loans shall not exceed such DIP Lender’s Roll-Up Loan Amount set forth on Schedule 1 and (b) the aggregate principal amount of all Roll-Up Loans of all DIP Lenders shall not exceed $230,700,000 at any time.

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(ii) Notwithstanding anything to the contrary herein, (1) each DIP Lender’s Roll-Up Loans under the FBG Roll-Up DIP Facility shall have claims and liens solely against the Loan Parties that were obligors under the FBG Prepetition Notes Documents and whose FBG Class A-2 Prepetition Secured Obligations are deemed repaid with the proceeds of such Roll-Up Loans in accordance with Section 2(f)(i); and (2) each DIP Lender’s Roll-Up Loans under the Twin Roll-Up DIP Facility shall have claims and liens solely against the Loan Parties that were obligors under the Twin Prepetition Notes Documents and whose Twin Class A-2 Prepetition Secured Obligations are deemed repaid with the proceeds of such Roll-Up Loans in accordance with Section 2(f)(i); provided that the Twin Junior Roll-Up Financing shall be junior to the Twin New Money Term Loans and the Twin Senior Roll-Up Financing in right of payment and lien priority (subject to the Twin Roll-Up Reservation with respect to the relative priority of the Twin Class A-2-I Notes and the Twin Class A-2-II Notes). The DIP Agent shall be entitled to conclusively rely on written direction of the Required Twin Lenders with respect to the resolution of the Twin Roll-Up Reservation.

(g) Maturity Date. The aggregate principal amount of all the DIP Loans outstanding on the Maturity Date, together with all accrued and unpaid interest thereon, shall become due and payable in full on the Maturity Date.

(h) Interest and Fees.

(i) Interest Rate. Subject to the provisions of Section 2(h)(ii), each DIP Loan shall bear interest on the outstanding principal amount thereof from the applicable date of Borrowing at a rate per annum equal to the Applicable Rate. Interest accruing on each DIP Loan shall be due and payable on the last Business Day of each calendar month after the Closing Date and on the Maturity Date. Notwithstanding the foregoing or anything to the contrary contained herein, on each date on which interest is to be paid in accordance with this Section 2(h)(i) (other than the Maturity Date), such interest shall be paid in kind on each such date by capitalizing and adding such interest to the then outstanding principal balance of the applicable DIP Loan (“PIK Interest”). Any PIK Interest so capitalized shall be added to the outstanding principal amount of such DIP Loan on the relevant interest payment date and shall thereafter bear interest at the Applicable Rate as part of the principal amount of such DIP Loan. For the avoidance of doubt, all references herein and in any other DIP Loan Document to the “principal amount” of any DIP Loan shall include any PIK Interest that has been capitalized and added to such principal amount. Interest at the Default Rate, if applicable, shall be payable in cash and shall not be capitalized as PIK Interest.

(ii) Default Rate. Notwithstanding the foregoing clause (i), if an Event of Default has occurred and is continuing, the Borrowers shall pay interest on past due amounts owing by them hereunder at a rate per annum equal to the Default Rate to the fullest extent permitted by law, from the date of such Event of Default until, in each case, such Event of Default has been remedied to the satisfaction of the DIP Agent (at the written direction of the Required Lenders) or such Event of Default has been waived by the Required Lenders. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable on demand in cash.

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(iii) Upfront Fees. Each Borrower agrees to pay, for the ratable account of each DIP Lender, an upfront fee, in an aggregate amount equal to 2.5% of the New Money Term Loans funded under this Agreement on each Borrowing Date (the “Upfront Fee”), which shall be deemed to be fully earned upon the funding of the New Money Term Loans on each applicable Borrowing Date (including on the Closing Date upon the initial funding of the New Money Term Loans) and shall be payable in kind by capitalizing and adding such amount to the then outstanding principal amount of the applicable New Money Term Loans on such Borrowing Date. For the avoidance of doubt, all references herein and in any other DIP Loan Documents to the “principal amount” of any DIP Loan shall include any Upfront Fee that has been capitalized and added to such principal amount.

(iv) Exit Fee. Upon the payment, repayment, prepayment, refinancing, satisfaction, or other discharge of any portion of the Obligations that are not Roll-Up Financing (including as a result of acceleration or stated maturity) or the termination of any Commitments (including as a result of acceleration or stated maturity, but other than as a result of the borrowing of the DIP Loans), an exit fee (the “Exit Fee”) equal to 2.5% of the aggregate principal amount of such Obligations so paid, repaid, prepaid, refinanced, satisfied or discharged, or the amount of Commitments so terminated, as applicable, shall be due and payable to the DIP Agent, for the ratable account of the applicable DIP Lenders, at the time of such payment or termination. Such Exit Fee shall (x) in the event of payment in full of the DIP Loans or a sale of all or substantially all of the Loan Parties’ assets or equity to a third party (other than pursuant to a Credit Bid of the Obligations and, if applicable, the Prepetition Secured Obligations), be payable in cash from the proceeds of such sale; or (y) in all other cases, be payable in kind by capitalizing and adding such amount to the outstanding principal amount of the Obligations; provided that, if the Exit Fee is paid in kind, the Exit Fee shall be increased to 7.0% of the aggregate principal amount of the Obligations so paid, repaid, prepaid, refinanced, satisfied or discharged, or the amount of Commitments so terminated, as applicable. For the avoidance of doubt, no Exit Fee shall be payable with respect to any payment, repayment, prepayment, refinancing, satisfaction, or other discharge of Obligations that constitute Roll-Up Financing.

(v) Backstop Commitment Fee.

(A) The FBG DIP Borrowers agree to pay to the FBG Backstop Parties, for the ratable account of each FBG Backstop Party (based on its respective FBG Commitments upon the Closing Date before giving effect to the draw on that date), a backstop fee, in an aggregate amount equal to 10.0% of the aggregate principal amount of the FBG Commitments of each FBG Backstop Party before giving effect to the draw on that date (the “FBG Backstop Fee”), which fee shall be earned in full upon the initial funding of the FBG New Money Term Loans on the Closing Date and shall be payable in kind to the FBG Backstop Parties by capitalizing and adding such amount to the outstanding principal amount of the FBG New Money Term Loans of each FBG Backstop Party on the Closing Date; and

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(B) The Twin DIP Borrower agrees to pay to the Twin Backstop Parties, for the ratable account of each Twin Backstop Party (based on its respective Twin Commitments upon the Closing Date before giving effect to the draw on that date), a backstop fee, in an aggregate amount equal to 10.0% of the maximum aggregate principal amount of the Twin Commitments of each Twin Backstop Party before giving effect to the draw on that date (the “Twin Backstop Fee”), which fee shall be earned in full upon the initial funding of the Twin New Money Term Loans on the Closing Date and shall be payable in kind to the Twin Backstop Parties by capitalizing and adding such amount to the outstanding principal amount of the Twin New Money Term Loans of each Twin Backstop Party on the Closing Date.

(vi) Agent Fees. The Borrowers agree to pay the DIP Agent the fees set forth in the Agent Fee Letter.

(vii) All interest hereunder shall be computed on the basis of a year of 360 days, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(i) Optional Prepayments and Commitment Reductions. The Borrowers may voluntarily terminate the Commitments and prepay the DIP Loans in whole (but not in part) at any time without premium or penalty upon at least three (3) Business Days’ prior written notice (or such shorter period as agreed by the DIP Agent (at the written direction of the Required Lenders)). Any such notice shall specify the proposed prepayment date, and on such date the Borrowers shall repay in full in cash all outstanding DIP Loans, together with all accrued and unpaid interest thereon and all other Obligations (including Exit Fee) then due and payable, and the Commitments shall be permanently terminated.

(j) Mandatory Reduction of Commitments. The Commitment shall automatically be permanently reduced on each date of Borrowing of DIP Loans (after giving effect to the DIP Loans incurred on such date) by an amount equal to the aggregate principal amount of the DIP Loans incurred on such Borrowing date.

(k) Termination of Commitment. The Commitment shall terminate in its entirety and be automatically reduced to $0 at 12:00 p.m., New York City time on the last day of the Commitment Period.

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(l) Mandatory Prepayments. In each case, subject to the terms and conditions of the DIP Order and the Approved Budget:

(i) No later than three (3) Business Days following receipt by any Loan Party of cash proceeds of (x) any asset Disposition (other than a Permitted Disposition) or (y) a Permitted Disposition that is not in the ordinary course of business, in each case, where the cash proceeds of such Disposition exceed $100,000 (individually) or, when aggregated with all other Dispositions since the Closing Date, exceed $300,000 in the aggregate, unless the Required Lenders agree otherwise, the Borrowers shall prepay the DIP Loans in an amount equal to all such proceeds, net of (x) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by the Borrowers or any Loan Party in connection therewith (in each case, paid to Persons that are not Affiliates of the Loan Parties), and (y) with respect to proceeds from the Disposition of assets securing obligations owed to a third party, which Lien is senior to the Liens securing the Obligations, the amount of such proceeds required by an order of the Bankruptcy Court to repay such third party obligations.

(ii) No later than one (1) Business Day following receipt by any Loan Party of cash proceeds of any debt securities or other Indebtedness other than Permitted Indebtedness, the Borrowers shall prepay the DIP Loans in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs or fees paid to non-affiliates in connection therewith.

(iii) In the event that the amount of DIP Loans outstanding exceeds the amount permitted to be outstanding pursuant to the DIP Order, the Borrowers agree to promptly (and in any event within three (3) Business Days) prepay the DIP Loans in the amounts and at the times as may be necessary to comply with the DIP Order.

(iv) Nothing in this Section 2(l) shall be construed to constitute the DIP Lender’s consent to any transaction that is not permitted by other provisions of the DIP Order or the other DIP Loan Documents.

(m) No Discharge; Survival of Claims. Until the Obligations are paid in full in cash (or otherwise satisfied pursuant to an Acceptable Sale Transaction) and the Commitments have been terminated, the Borrowers agree that the Obligations hereunder shall not be discharged by the entry of an order confirming a plan of reorganization (and Borrowers, pursuant to section 1141(d)(4) of the Bankruptcy Code, hereby waive any such discharge) and any DIP Lien shall not be affected in any manner by the entry of an order confirming any plan of reorganization that does not provide for the Obligations to be paid in full in cash or by the DIP Lenders’ election to Credit Bid.

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(n) Security and Priority. From and after the Petition Date, without limitation of Section 10 and subject in all respects to the entry and the terms of (including any adequate protection liens granted under) the Interim DIP Order (and the Final DIP Order, when applicable), all of the Obligations of each Loan Party are authorized by each DIP Order and shall, subject only to the Carve-Out in full in cash, at all times:

(i) pursuant to section 364(c)(1) of the Bankruptcy Code, constitute joint and several allowed super-priority administrative expense claims against the Loan Parties (without the need to file any proof of claim) with priority, subject and subordinate to the Carve-Out and Intercompany Claims (as defined in the DIP Order), as set forth on Annex 1 to the Interim DIP Order, over any and all other administrative expenses, adequate protection claims, diminution in value claims, and all other claims asserted against the Loan Parties, now existing or hereafter arising, of any kind whatsoever, including, without limitation, all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code and any and all administrative expenses or other claims arising under sections 105, 326, 328, 330, 331, 361, 362, 363, 364, 365, 503, 506(c), 507(a), 507(b), 546, 726, 1113 or 1114 of the Bankruptcy Code, whether or not such expenses or claims may become secured by a judgment lien or other non-consensual lien, levy or attachment, which allowed claims (the “DIP Super-Priority Claims”) shall for purposes of section 1129(a)(9)(A) of the Bankruptcy Code be considered administrative expenses allowed under section 503(b) of the Bankruptcy Code, and which DIP Super-Priority Claims shall be payable from and have recourse to all DIP Collateral, whether existing on the Petition Date or thereafter acquired, of the Loan Parties and all proceeds thereof, including any cash constituting DIP Collateral of such Loan Parties (including without limitation, Cash Collateral) and, subject to entry of the Final DIP Order, the proceeds of any Avoidance Actions;

(ii) pursuant to section 364(c)(2) of the Bankruptcy Code, be secured by legal, binding, continuing, allowed, enforceable, non-avoidable, properly authorized, and automatically valid, fully and properly perfected and effective, first-priority security interests in and Liens on all DIP Collateral of the applicable Loan Parties (but not, for the avoidance of doubt, any Excluded Asset) that, as of the Petition Date, was not subject to the Liens or security interests securing the Prepetition Notes (collectively, “Unencumbered Property”), which shall be subject and subordinate only to (1) the Carve Out, (2) Permitted Prior Liens and (3) Intercompany Liens (as defined in the Interim DIP Order); provided that the DIP Liens shall have first priority with respect to the proceeds or recovery on account of any Manager Advances; and

(iii) pursuant to sections 364(c)(3) and 364(d)(1) of the Bankruptcy Code, be secured by legal, binding, continuing, allowed, enforceable, non-avoidable, properly authorized, and automatically valid, fully and properly perfected and effective, first priority priming security interests in and liens on all DIP Collateral (other than Unencumbered Property) which (A) shall be subject and subordinate only to (1) the Carve-Out, (2) the Permitted Prior Liens, and (3) Intercompany Liens, and (B) shall be senior and priming to the Prepetition Liens, any liens junior to the Prepetition Liens, the Adequate Protection Liens, and any other prepetition or postpetition liens or other interests of any kind of any other person or entity with respect to the DIP Collateral, whether created voluntarily or involuntarily including by court of a court), in each case other than the Carve-Out and Permitted Prior Liens; provided that the DIP Liens shall have first priority with respect to the proceeds or recovery on account of any Manager Advances.

For the avoidance of doubt and as specified in the DIP Order, the DIP Super-Priority Claims, DIP Liens, and DIP Collateral shall apply separately with respect to the FBG DIP Loan Parties, on the one hand, and the Twin DIP Loan Parties, on the other hand. No DIP Super-Priority Claims or DIP Liens shall be granted against the FBG DIP Loan Parties and their assets to secure or support the Twin DIP Obligations and no DIP Super-Priority Claims or DIP Liens shall be granted against the Twin DIP Loan Parties and their assets to secure or support the FBG DIP Obligations.

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(o) Payments Generally. Any and all payments or prepayments by or on account of any obligation of the Loan Parties under the DIP Loan Documents (whether of principal, interest, fees, or other amounts payable under this Agreement, or otherwise) shall be made prior to 12:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the DIP Agent pursuant to wire instructions to be provided by the DIP Agent. The DIP Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars. If at any time insufficient funds are received by and available to the DIP Agent to pay fully all Obligations then due hereunder, such funds shall be applied in the priority set forth in Section 6.

Section 3. Representations and Warranties. In order to induce the DIP Agent and each DIP Lender to enter into this Agreement and to induce each DIP Lender to make DIP Loans, each Borrower represents and warrants, on behalf of itself and the other Loan Parties, that:

(a) Each Loan Party and each of its Subsidiaries is duly organized and validly existing and, subject to Schedule 5(c), in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization.

(b) Subject to the granting of the Interim DIP Order or Final DIP Order, as applicable, the transactions contemplated by this Agreement and the other DIP Loan Documents (i) are within the power of the Borrowers and the other Loan Parties, (ii) have been duly authorized by all necessary corporate and, if required, other organizational approval by each Borrower and each Loan Party, (iii) constitute legal, valid and binding obligations of each Borrower and each other Loan Party, and (iv) do not require the consent or approval of, or any other action by, any Governmental Authority, except for (a) those filings as may be required, in connection with the disposition of any pledged DIP Collateral, by laws generally affecting the offering and sale of securities, or (b) approvals, consents, or other actions which have been duly obtained, taken, given or made and are in full force and effect.

(c) This Agreement and the other DIP Loan Documents have been duly executed and delivered by or on behalf of the Borrowers and the other Loan Parties.

(d) The business operations of the Borrowers and the other Loan Parties have been and will continue to be conducted in material compliance with all laws of each jurisdiction in which business has been or is being carried on.

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(e) The Borrowers and the other Loan Parties have obtained or are obtaining all material licenses and permits required for the operation of their businesses, which licenses and permits remain in full force and effect. No proceedings have been commenced or threatened to revoke or amend any of such licenses or permits.

(f) Since the Petition Date, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

(g) To the Borrower’s knowledge, all written factual information (taken as a whole) (other than forward-looking information and projections and information of a general economic nature and general information about each Loan Party’s industry) provided by or on behalf of the Borrowers and the other Loan Parties to the DIP Agent or any DIP Lender for the purposes of or in connection with this Agreement or any other DIP Loan Document is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information taken as a whole not misleading in any material respect at such time in light of the circumstances under which such information was provided.

(h) The Loan Parties have disclosed all material assumptions with respect to the Budget.

(i) No part of any DIP Loan or the proceeds thereof will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any DIP Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the FRB.

(j) Neither the execution, delivery or performance by any Loan Party of this Agreement or any other DIP Loan Document, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any Requirements of Law or any order, writ, injunction or decree of any court or Governmental Authority, subject to the DIP Order, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the DIP Order) upon any of the property or assets of any Loan Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, in each case to which any Loan Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject (other than as permitted by the DIP Order), except in the case of this clause (ii), as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Loan Party or any of its Subsidiaries.

(k) Upon entry of each of the Interim DIP Order or the Final DIP Order and the entry into of this Agreement, the Interim DIP Order, the Final DIP Order and this Agreement, as applicable, create in favor of the DIP Agent, for the benefit of the Secured Parties, the DIP Super-Priority Claims and a legal, valid, enforceable and fully perfected security interest in and Lien on all right, title and interest of the Loan Parties in the DIP Collateral with the priority described in the DIP Order. No filings or recordings are required in order to perfect the security interests created under the DIP Order.

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(l) No Loan Party is, or is required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) The Borrowers are not an Affiliated Person of Axonic Alternative Income Fund or Axonic Strategic Income Fund, a series of Axonic Funds.

Section 4. Conditions Precedent:

(a) Conditions Precedent to Closing Date. The obligation of each DIP Lender to make the initial New Money DIP Loans on the Closing Date shall be subject to the satisfaction or written waiver by the Required Lenders of the following conditions precedent (“Initial Draw Conditions”):

(i) There shall have been delivered to the DIP Lenders and the DIP Agent an executed counterpart of this Agreement and all schedules and exhibits hereto and any other DIP Loan Documents dated the date hereof.

(ii) The Bankruptcy Court shall have entered the Interim DIP Order authorizing and approving, among other things, the DIP Facility, the granting of the DIP Liens with the priority contemplated herein and the Stipulated Allocation set out in Schedule 4(a).

(iii) The Interim DIP Order shall be in full force and effect, shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written reasonable consent of the Required Lenders.

(iv) The DIP Lenders shall have received a copy of the initial Approved Budget which is attached to the Interim Order and the Loan Parties shall be in compliance with such Approved Budget.

(v) No Default or Event of Default shall exist at the time of, or after giving effect to, the making of the DIP Loans on the Closing Date.

(vi) No event or circumstance shall have occurred or be continuing since the Petition Date that has had, or would be reasonably expected to cause, either individually or in the aggregate, a Material Adverse Effect.

(vii) The representations and warranties of each Borrower and each Loan Party set forth herein and in each other DIP Loan Document shall be true and correct in all material respects (or, to the extent qualified by materiality, in all respects) immediately prior to, and after giving effect to, the makings of the DIP Loans on the Closing Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (or, to the extent qualified by materiality, in all respects) as of such earlier date).

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(viii) The DIP Lenders and the DIP Agent shall have received all such agreements, instruments, approvals, and other documents, each reasonably satisfactory to the Required Lenders in form and substance, as the Required Lenders may reasonably request, including any closing officer certificates, incumbency and secretary certificate matters (certifying to among other things customary organizational document matters) in each case in form and substance satisfactory to the Required Lenders, and, subject to Schedule 5(c), evidence of good standing.

(ix) The making of the DIP Loans on the Closing Date shall not violate any Requirements of Law and shall not be enjoined, temporarily, preliminarily or permanently.

(x) The Loan Parties shall be in compliance with the terms of the Interim DIP Order, the First Day Orders and any other material orders entered by the Bankruptcy Court in the Chapter 11 Cases.

(xi) Subject to the procedures specified in the DIP Order, (A) the DIP Agent shall have received (or each shall have agreed to arrangements for the) payment of all fees (including the fees payable under the Agent Fee Letter), costs and expenses (including legal fees and expenses) then due and owing to the DIP Agent, and (B) each other Secured Party shall have received (or each shall have agreed to arrangements for the) payment of all fees (including the Upfront Fee), costs and expense owing to it, in each case to the extent invoiced at least two (2) Business Days prior to the Closing Date.

(xii) On or prior to the Closing Date, the Interim DIP Order, upon entry thereof, shall be effective to create in favor of the DIP Agent, for the benefit of the Secured Parties, the DIP Super-Priority Claims and legal, valid, enforceable and perfected security interest in and Lien on the DIP Collateral of the Loan Parties and the proceeds thereof, in the priority described in the DIP Order. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the reasonable opinion of Required Lenders to protect and preserve such security interests shall have been duly effected. The DIP Lender shall have received evidence thereof in form and substance satisfactory to the Required Lenders.

(xiii) The DIP Agent shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information (including, but not limited to, each Borrower’s IRS Form W-9 (or successor form)) required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the PATRIOT ACT that has been requested by the DIP Agent not less than five (5) Business Days prior to the Closing Date. The DIP Agent shall have also received, not less than five (5) Business Days (or such shorter time as may be reasonably acceptable to the DIP Agent) prior to the Closing Date, each DIP Lender’s tax documentation as required pursuant to Section 8(c)(ii) and administrative and other information reasonably requested by the DIP Agent.

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(xiv) Delivery of a customary Notice of Borrowing pursuant to Section 2(d).

(xv) As set forth in the Governance Agreement and the Interim DIP Order, the board of directors of the Loan Parties shall be reduced and comprised only of the members of the Special Committee; provided, that the departing board members shall receive all unpaid compensation and fees to the extent and at the time(s) set forth in the Governance Agreement.

(xvi) Except as set forth in the Governance Agreement, there has been no change, without the Ad Hoc Group’s prior written consent, to the governance matters set forth in the January 26, 2026 and February 8, 2026 corporate resolutions for each of the Debtors filed at Docket No. 190 (as supplemented by the record of the hearing on February 10, 2026) (the “Governance Protocol”), which provide, among other things, that (i) the Special Committee was delegated complete and exclusive decision-making authority with respect to the Loan Parties’ restructuring, the implementation of any restructuring transactions, and the conduct of the Chapter 11 Cases, and (ii) the CRO was authorized to report directly to the Special Committee and granted exclusive control over the Debtors’ cash and disbursements.

(xvii) The Debtors have agreed to the Stipulated Allocation set out in Schedule 4(a).

(xviii) The Bankruptcy Court shall have entered an order in form and substance acceptable to the Required Lenders approving the Governance Agreement and the Governance Agreement shall be in full force and effect and all parties thereto shall be in full compliance of the Governance Agreement.

(xix) The Houlihan Engagement Letter shall have been executed and delivered to the Specified Financial Advisor.

(b) Conditions Precedent to Second Borrowing Date. The obligation of each DIP Lender to make a second New Money DIP Loan after the Closing Date shall be subject to the satisfaction or written waiver by the DIP Agent (at the written direction of the Required Lenders) of the following conditions precedent (“Second Draw Conditions”) on or prior to such date (the “Second Borrowing Date”):

(i) The Final DIP Order and the Bidding Procedures Order, in each case, shall be in full force and effect, shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written reasonable consent of the Required Lenders.

(ii) The representations and warranties of each Borrower and each Loan Party set forth herein shall be true and correct in all material respects (or, to the extent qualified by materiality, in all respects) immediately prior to, and after giving effect to, the making of such DIP Loans, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (or, to the extent qualified by materiality, in all respects) as of such earlier date).

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(iii) The DIP Lenders shall have received the most recently required revised Approved Budget, which has been consented to by the Required Lenders to the extent required in Section 5(a).

(iv) No Default or Event of Default shall exist at the time of, or after giving effect to, the making of such DIP Loans.

(v) Delivery of a customary Notice of Borrowing pursuant to Section 2(d).

(vi) The Loan Parties shall be in compliance with the terms of the DIP Order, any entered order related to the Acceptable Sale Process, and any other material orders entered by the Bankruptcy Court in the Chapter 11 Cases.

(vii) The making of such DIP Loans shall not violate any Requirements of Law and shall not be enjoined, temporarily, preliminarily or permanently.

(viii) No action has been taken by any Loan Party or any of its Affiliates in the Chapter 11 Cases that would reasonably be expected to materially delay the consummation of an Acceptable Sale Transaction in accordance with the Milestones.

(ix) Each Loan Party shall have obtained all governmental authorizations from any Governmental Authority that are necessary in connection with the transactions contemplated by the DIP Loan Documents and each of the foregoing shall be in full force and effect.

(x) Subject to the procedures specified in the DIP Order, the DIP Agent and each other Secured Party shall have received (or each shall have agreed to arrangements for the) payment of all fees, costs and expenses (including legal fees and expenses) then due and owing to it to the extent invoiced at least two (2) Business Days prior to the proposed date of borrowing.

(xi) Each of the Initial Draw Conditions shall remain satisfied or have been waived in writing by the DIP Agent (at the written direction of the Required Lenders).

(xii) Each Loan Party is in compliance with the Milestones (as may be waived or amended from time to time with the prior written consent of the Required Lenders).

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(c) Conditions Precedent to Third Borrowing Date. The obligation of each DIP Lender to make a third New Money DIP Loan after the Closing Date shall be subject to the satisfaction or written waiver by the DIP Agent (at the written direction of the Required Lenders) of the following conditions precedent (“Third Draw Conditions”) on or prior to such date (the “Third Borrowing Date”):

(i) The Final DIP Order and the Bidding Procedures Order, in each case, shall be in full force and effect, shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written reasonable consent of the Required Lenders.

(ii) The representations and warranties of each Borrower and each Loan Party set forth herein shall be true and correct in all material respects (or, to the extent qualified by materiality, in all respects) immediately prior to, and after giving effect to, the making of such DIP Loans, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (or, to the extent qualified by materiality, in all respects) as of such earlier date).

(iii) The DIP Lenders shall have received the most recently required revised Approved Budget, which has been consented to by the Required Lenders to the extent required in Section 5(a).

(iv) No Default or Event of Default shall exist at the time of, or after giving effect to, the making of such DIP Loans.

(v) Delivery of a customary Notice of Borrowing pursuant to Section 2(d).

(vi) The Loan Parties shall be in compliance with the terms of the DIP Order, any entered order related to the Acceptable Sale Process, and any other material orders entered by the Bankruptcy Court in the Chapter 11 Cases.

(vii) The making of such DIP Loans shall not violate any Requirements of Law and shall not be enjoined, temporarily, preliminarily or permanently.

(viii) No action has been taken by any Loan Party or any of its Affiliates in the Chapter 11 Cases that would reasonably be expected to materially delay the consummation of an Acceptable Sale Transaction in accordance with the Milestones.

(ix) Each Loan Party shall have obtained all governmental authorizations from any Governmental Authority that are necessary in connection with the transactions contemplated by the DIP Loan Documents and each of the foregoing shall be in full force and effect.

(x) Subject to the procedures specified in the DIP Order, the DIP Agent and each other Secured Party shall have received (or each shall have agreed to arrangements for the) payment of all fees, costs and expenses (including legal fees and expenses) then due and owing to it to the extent invoiced at least two (2) Business Days prior to the proposed date of borrowing.

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(xi) Each of the Initial Draw Conditions and Second Draw Conditions shall remain satisfied or have been waived in writing by the DIP Agent (at the written direction of the Required Lenders).

(xii) Each Loan Party is in compliance with the Milestones (as may be waived or amended from time to time with the prior written consent of the Required Lenders).

(xiii) Liquidity Need shall exist on the Third Borrowing Date and prior to the making of such DIP Loans (which Liquidity Need shall be demonstrated and calculated in reasonable detail and certified in the Notice of Borrowing delivered in accordance with Section 4(c)(v) above).

(xiv) The Bid Deadline under the Bidding Procedures Order shall have occurred.

Section 5. Covenants. On and after the effective date of this Agreement and until the date that the Commitment hereunder has terminated and the principal of, and interest on, each DIP Loans and all fees, expenses and other amounts payable under any DIP Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in cash:

(a) Financial Reporting Requirements. The Borrowers shall deliver to the Specified Financial Advisor and the DIP Agent (for delivery to the DIP Lenders) a rolling 13-week cash flow budget and cash flow projections of the Loan Parties that reflects on a line-item basis, separated by each prepetition securitization silo, Actual Cash Receipts and Actual Disbursement Amounts broken down by week (including Budgeted Cash Receipts and Budgeted Disbursement Amounts for such 13-week period) and the sum of weekly unrestricted cash on hand and cash in the Segregated Accounts, prepared by the Loan Parties in consultation with their financial advisors (the “Budget”), (A) on or prior to the Closing Date and (B) on an updated basis by no later than 12:00 p.m. New York City time on the fourth Business Day of the week of every fourth calendar week thereafter (with, for the avoidance of doubt, the first such proposed budget becoming due on the fourth Business Day of the week after the week immediately following entry of the Interim DIP Order). Each Budget shall be subject to approval by, and in form and substance acceptable to the DIP Agent (at the written direction of the Required Lenders) (which approval may be conveyed to the Borrower and evidenced by email confirmation from the Specified Financial Advisor and the DIP Lenders hereby instruct the DIP Agent to conclusively rely on (and the DIP Agent shall be fully protected in doing so) such email confirmation without further approval from any Person). Upon the approval of the Budget as specified in the immediately preceding sentence, such Budget shall constitute the then-approved Approved Budget for all purposes hereunder and in the other DIP Loan Documents, effective as of the date of delivery of such Budget. Each Budget delivered to the Specified Financial Advisor and the DIP Agent (for delivery to the DIP Lenders) shall be accompanied by such supporting documentation as reasonably requested by the Specified Financial Advisor or the DIP Agent (at the written direction of Required Lenders). Each Budget shall be prepared in good faith, with reasonable due care and based upon assumptions which the Borrower believes to be reasonable at the time of delivery thereof. The Budget attached to the Interim DIP Order is the first Approved Budget.

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(b) Budget and Variances. Commencing on the second full-week following the entry of the Interim DIP Order and on a bi-weekly basis thereafter, and in any event not later than 5:00 p.m. New York City time on or prior to the fourth Business Day of each such week (each such delivery date, a “Variance Report Date”), the Borrower shall deliver to the Specified Financial Advisor, the DIP Agent and the DIP Lenders, a variance report (each, a “Variance Report”), and in a form acceptable to the Required Lenders in their sole discretion, setting forth in reasonable detail and showing separately for each (i) the FBG DIP Loan Parties on a consolidated basis and (ii) the Twin DIP Loan Parties on a consolidated basis: (x) on a line-by-line and aggregate basis, the Actual Cash Receipts and the Actual Disbursement Amounts, as of the last day of and immediately preceding rolling four-week period; (y) the aggregate disbursements for the Loan Parties’ administrative expenses in the Chapter 11 Cases (including professional fees) and (z) noting therein all variances, in dollar amounts and as a percentage, of the Actual Disbursement Amounts as of the last day of and immediately preceding rolling four-week period from the Budgeted Disbursement Amounts for such corresponding period as set forth in the Approved Budget as in effect for such period (such comparison on a consolidated basis for all Loan Parties, the “Variance”). For each Variance Testing Period, on a consolidated basis for all Loan Parties, the Borrowers shall not permit (i) the Actual Disbursement Amounts to exceed, or (ii) the Actual Cash Receipts to be less than, in each case as compared to the applicable Budgeted Disbursement Amounts and Budgeted Cash Receipts for such period in the Approved Budget, the following thresholds (collectively, the “Permitted Variances”): (A) for each part of each Variance Testing Period that falls within the first two full weeks following the entry of the Interim DIP Order, (1) one hundred fifteen percent (115%) with respect to Actual Disbursement Amounts and (2) eighty-five percent (85%) with respect to Actual Cash Receipts; (B) for each part of each Variance Testing Period that falls within the third full week following the entry of the Interim DIP Order, (1) one hundred twelve and one-half percent (112.5%) with respect to Actual Disbursement Amounts and (2) eighty-seven and one-half percent (87.5%) with respect to Actual Cash Receipts; and (C) for each part of each Variance Testing Period thereafter, (1) one hundred ten percent (110%) with respect to Actual Disbursement Amounts and (2) ninety percent (90%) with respect to Actual Cash Receipts (or, in each case, following an unforeseen material event, such other percentage requested by the Loan Parties and consented to by the DIP Agent (at the written direction of the Required Lenders, in their sole discretion); provided that, solely for purposes of determining compliance with the Permitted Variances with respect to Actual Disbursement Amounts for any Variance Testing Period, the Loan Parties may offset any Actual Disbursement Amounts attributable to restaurant operations that exceed the Budgeted Disbursement Amounts with any Actual Cash Receipts attributable to restaurant operations that exceed the Budgeted Cash Receipts, in each case for the same Variance Testing Period. For the avoidance of doubt, nothing in this Section 5 or any other section of this Agreement or any provision of any other Loan Document shall be construed to limit the timely payment of Allowed Professional fees (as defined in the DIP Order) that benefit from the Carve-Out as set forth in the DIP Order. Notwithstanding anything to the contrary in this Agreement, the Loan Parties shall not be deemed to have breached this Section 5(b) to the extent the actual professional fees, costs and expenses of the Loan Parties’ advisors, the DIP Agent’s advisors, the Prepetition Secured Parties’ advisors, and the advisors to the Official Committee (as defined in the DIP Order), respectively, exceed the applicable budgeted amounts for such fees, costs and expenses as set forth in the Approved Budget. The Borrowers shall test the Permitted Variance only in accordance with the then-operative Approved Budget.

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(c) Affirmative Covenants. Each Borrower hereby, on behalf of itself and each Loan Party, covenants and agrees:

(i) to permit the DIP Agent or its agents and advisors (in each case, at the written direction of the Required Lenders), (x) during any period when no Event of Default has occurred and is continuing, upon not less than one (1) Business Day’s prior written notice and during regular business hours, not more than two (2) times per calendar month, and (y) upon the occurrence and during the continuance of an Event of Default, at any time during regular business hours and without prior notice, to enter and inspect each of the Loan Party’s assets and properties, and provide the DIP Agent and the agents or advisors full access to the books and records of the Loan Parties, and cause management thereof to fully cooperate with the DIP Agent, its agents and advisors accordingly;

(ii) to keep the DIP Agent apprised on a timely basis of all material developments with respect to the business and affairs of the Loan Parties and their respective Subsidiaries;

(iii) to provide the DIP Agent with no less than two (2) Business Days’ notice of any motion, application or other filing to be brought or made by any Borrower or any other Loan Party in the Chapter 11 Cases or, where it is not practicable to do so, as much notice as is reasonably possible prior to any such filing to give the DIP Agent and the DIP Lenders a reasonable opportunity to review and comment on such draft materials before filing thereof or, where it is not practicable to do so, as much opportunity in the circumstances as is reasonably practicable to do;

(iv) [reserved;]

(v) to comply (A) in all respects with the DIP Order and the Bidding Procedures Order and use all the proceeds of the DIP Facility in a manner consistent with the restrictions set forth in this Agreement and the DIP Order, and (B) in all material respects with all other Bankruptcy Court orders in the Chapter 11 Cases;

(vi) to promptly notify the DIP Agent of (and, in any event, no later than two (2) Business Days after): (x) the occurrence of any Default or Event of Default and (y) any event that could reasonably be expected to (A) interfere with the Borrowers’ performance of their obligations hereunder in any material respect or in connection with any proposed sale of all or substantially all of the DIP Collateral or (B) result in or cause a Material Adverse Effect;

(vii) to maintain the insurance in existence on the date hereof, with respect to the DIP Collateral;

(viii) to comply in all material respects with all applicable laws, rules and regulations applicable to their businesses, including, without limitation, environmental laws;

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(ix) to use reasonable best efforts to obtain all material licenses and permits required for the operation of their businesses and to use reasonable best efforts to ensure such licenses and permits remain in full force and effect;

(x) to, and cause each Loan Party and their respective Subsidiaries to, comply in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xi) to, and cause each Loan Party and their respective Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses, permits, copyrights, trademarks and patents;

(xii) that the proceeds of the DIP Loans and Cash Collateral may be used by the Borrowers only for the following payments, and subject to the terms and conditions set forth herein, in the DIP Orders and, in each case, consistent with the applicable line item amounts set forth in the Approved Budget (subject to Permitted Variances and in the Stipulated Allocation): (A) necessary operating and working capital expenses of the Loan Parties to fulfill franchisee obligations (the funding of which shall be provided as an intercompany loan from the Loan Parties, subject to compliance with the DIP Order and Approved Budget); (B) the Borrowers’ post-petition administrative expenses in accordance with the Approved Budget (subject to Permitted Variances); (C) obligations arising under the Carve-Out; (D) the agency fees and reasonable fees and expenses of the DIP Agent and the DIP Lenders owed under the DIP Loan Documents; (E) any Prepetition Secured Obligations of the Loan Parties pursuant to any First Day Order, “second day” order or other Final Order reasonably approved by the Required Lenders; (F) to the extent necessary, to make intercompany loans from one Loan Party to another Loan Party, which shall be secured by liens senior to the DIP Liens, (G) to make payments under the Governance Agreement and (H) to fund the expenses of the Parent and the Twin Manager and to pay management fees as may be required under the Management Agreements in exchange for the provision of the management services (the “Management Fees”); provided that the proceeds of the DIP Loans and the Cash Collateral being transferred to the Parent or the Twin Manager shall be subject to the Stipulated Allocation and be first applied to the payment of the Management Fees; provided further that, notwithstanding anything to the contrary set forth herein, the proceeds of the FBG New Money Term Loans shall be used only to pay the obligations of the FBG DIP Loan Parties and the proceeds of the Twin New Money Term Loans shall be used only to pay the obligations of the Twin DIP Loan Parties, in each case, subject to the Stipulated Allocation;

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(xiii) to promptly execute and deliver all further instruments and documents (including, without limitation, certificates, declarations, affidavits, reports and opinions) and take all further action that may be reasonably necessary, or that the DIP Agent (at the written direction of the Required Lenders) may reasonably require, to give effect to this Agreement, perfect and protect any DIP Lien or to enable the DIP Agent to exercise and enforce its rights and remedies with respect to the DIP Collateral, subject to the terms and conditions set forth in the DIP Order;

(xiv) to maintain detailed and accurate accounting and records of proceeds of the DIP Loans (including detailed accounting of (A) Permitted Intercompany Advances; and (B) the allocation of legal and other professional costs);

(xv) to operate its businesses in the ordinary course (subject to the terms of this Agreement and any limitations imposed as a result of operation as debtors-in-possession under the Bankruptcy Code) including (A) subject to entry of the cash management order, maintaining its existing bank accounts and not closing any bank accounts or creating any new bank accounts without the reasonable consent of the Required Lenders, (B) subject to entry of the cash management order, maintaining its existing cash management system, (C) maintaining its registered office in the jurisdiction indicated in the notice provisions of the DIP Loan Documents to which it is party and not changing its name, the name under or by which it conducts its business, its organizational identification number, its jurisdiction of formation or organization, its type of organization or other legal structure or its chief executive office, and not permitting the documents and books in its possession or under its control evidencing the DIP Collateral to be moved, (D) without giving prior notice to the DIP Agent, not changing its accounting practices, policies, or treatment except to the extent required by applicable law, changes in GAAP or requirements of its independent accounts, (E) not becoming an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, by virtue of an exemption other than pursuant to section 3(c)(l) or section 3(c)(7) thereof, (F) not becoming a “covered fund” under section 13 of the Bank Holding Company Act of 1956, as amended, and (G) not becoming an Affiliated Person of Axonic Alternative Income Fund or Axonic Strategic Income Fund, a series of Axonic Funds; and

(xvi) take and cause its Subsidiaries to take, as applicable, each of the actions set forth on Schedule 5(c) hereto within the time period prescribed therefor on such schedule (as such time period may be extended by the Required Lenders in their reasonable discretion).

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(d) Negative Covenants. Each Borrower hereby covenants and agrees, on behalf of itself and each Loan Party, on and after the effective date of this Agreement and until the date that the Commitment hereunder has terminated and the principal of and interest on each DIP Loans and all fees, expenses and other amounts payable under any DIP Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in cash, each Loan Party will not, and will not permit any of its Subsidiaries to (except to the extent the taking of any such action is expressly permitted, on a line item basis, in the Approved Budget (including with respect to the amount of such action, subject only to Permitted Variances)):

(i) make any Disposition other than Permitted Dispositions without the prior written reasonable consent of the Required Lenders and, as may be required by the Bankruptcy Code, an order of the Bankruptcy Court;

(ii) repudiate, terminate or disclaim any material contract without the prior written reasonable consent of the Required Lenders which would reasonably be expected to have a material adverse effect on the financial condition, operation or prospects of the Borrowers, the other Loan Parties and their respective Subsidiaries;

(iii) make any payment, prepayment, purchase or defeasance (A) in respect of existing (i.e., in place prior to the Petition Date) or any other Indebtedness or other obligation (i.e., put in place on or after the Petition Date) or (B) otherwise prohibited by the DIP Order or any other DIP Loan Document, in each case, other than (x) the Obligations in accordance with this Agreement, and (y) the payment of interest and other non-principal amounts required under the Prepetition Notes to the extent such payments are permitted to be paid by orders of the Bankruptcy Court, in each case of each of clauses (x) and (y), as set forth in the Approved Budget or as may otherwise be permitted by an order of the Bankruptcy Court or consented to (in advance) in writing by the DIP Agent (at the written direction of the Required Lenders, acting reasonably); provided, that for the avoidance of doubt, no Indebtedness junior to the Obligations shall be paid without the prior written reasonable consent of the Ad Hoc Group;

(iv) create, assume, incur or suffer to exist any Indebtedness other than Permitted Indebtedness without the prior written reasonable consent of the Required Lenders;

(v) create, incur, assume or suffer to exist any Liens on any of its properties or assets other than Permitted Liens without the prior written reasonable consent of the Required Lenders and, as may be required by the Bankruptcy Code, an order of the Bankruptcy Court;

(vi) increase any compensation, termination, or severance entitlement whatsoever or pay any termination or severance pay to executives of any Loan Party or Subsidiary, each without the prior written consent of the Required Lenders and, as may be required by the Bankruptcy Code, an order of the Bankruptcy Court;

(vii) change its name, amalgamate, consolidate with or merge into, dispose of all or substantially all of its assets, or enter into any similar transaction with any other entity without the prior written reasonable consent of the Required Lenders;

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(viii) take any action that would reasonably be expected to materially delay an Acceptable Sale Process in accordance with the Milestones including, without limitation, filing any plan or other sale process in the Chapter 11 Cases without the prior written consent of the Required Lenders;

(ix) make a public announcement in respect of, enter into any agreement or letter of intent with respect to, attempt to consummate or support any third party’s attempt to consummate any transaction or agreement that would adversely impact the ability of the Loan Parties to consummate the Acceptable Sale Process or Bidding Procedures Order in accordance with the Milestones;

(x) make or hold any Investment other than Permitted Investments without the prior written reasonable consent of the Required Lenders and, as may be required by the Bankruptcy Code, an order of the Bankruptcy Court;

(xi) declare or make, directly or indirectly, any Restricted Payment without the prior written consent of the Required Lenders (other than dividends and distributions (x) by any Subsidiary of the Borrowers to the Borrowers or any other Subsidiary of the Borrowers that is a Loan Party in accordance with their applicable ownership percentage); (y) the proceeds of which will be used to pay franchise taxes and other fees, Taxes and expenses required to maintain its corporate or legal existence; and (z) for any taxable period in which a Borrower, for U.S. federal income tax purposes, (A) is disregarded as an entity separate from a direct or indirect owner that is taxable as a corporation or (B) is a member of a group filing a consolidated, combined, unitary, affiliated, or similar income tax return of which any direct or indirect owner of such Borrower is the common parent, as are necessary to permit such direct or indirect owner of such Borrower to pay the Tax liability (including payments of estimated taxes) attributable to such Borrower and its Subsidiaries provided that such distributions shall not, in the aggregate, exceed the amount of taxes that the Borrower would have been required to pay for such taxable period if it were the parent of a standalone affiliated group filing a consolidated tax return with its Subsidiaries, reduced by any amounts of tax paid directly by the Borrower or any of its Subsidiaries to the relevant taxing authority for the relevant taxable period with respect to any taxable income or gain of the Borrower and its Subsidiaries;

(xii) engage in any business other than the businesses engaged in by the Borrowers and the Loan Parties on the date hereof, similar or related businesses without the written reasonable consent of the Required Lenders;

(xiii) enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate on terms that are less favorable to the Loan Party or Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such an Affiliate (as determined by the Borrower in good faith after consultation with the DIP Agent (at the written direction of the Required Lenders)), provided that this clause (xiii) shall not restrict or limit any Acceptable Sale Transaction pursuant to an Acceptable Sale Process;

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(xiv) enter into after the date hereof to exist any contractual obligations (other than this Agreement and Permitted Liens) that limit the ability of (a) any Subsidiary to make Restricted Payments to the Borrowers or any Guarantor; or (b) any Loan Party to create, incur, answer or suffer to exist Liens on property or assets of such Person for the benefit of the DIP Agent with respect to the DIP Facility and the obligations hereunder;

(xv) at any time, seek or consent to any reversal, modification, amendments, stay or vacation of (i) the Interim DIP Order, (ii) the Final DIP Order, (iii) the Bidding Procedures Order or (iv) the Sale Order, in each case, without the prior written consent of the Required Lenders;

(xvi) at any time, seek or consent to a priority for any administrative expense against the Loan Parties (now existing or hereafter arising) of any kind or nature whatsoever (including, without limitation, any administrative expenses of the kind specified in, or ordered under, sections 105(a), 326, 328, 330, 331, 503(b), 506(c), 507, 546(c), 726, 1113 and 1114 of the Bankruptcy Code) equal to or superior to the priority of the DIP Agent in respect of the Obligations except as expressly permitted in the DIP Order;

(xvii) seek or consent to a sale of any of the DIP Collateral other than Permitted Dispositions or pursuant to an Acceptable Sale Process or as otherwise permitted by this Agreement in each case without the prior written reasonable consent of the Required Lenders or, as may be required by the Bankruptcy Code or an order of the Bankruptcy Court;

(xviii) to (A) divide into two or more Persons pursuant to a “plan of division” or similar method, or (B) create, or reorganize into, one or more Persons, in each case, as contemplated under the laws of any jurisdiction, in each case, except as may be required by the Bankruptcy Code or an order of the Bankruptcy Court;

(xix) use Cash Collateral, whether the proceeds of DIP Loans or otherwise, other than for purposes set forth in the Approved Budget, notwithstanding any other provision of this Agreement, or in amounts that exceed the Permitted Variances, without the prior written consent of the Required Lenders; provided that any amounts allocated in the Approved Budget to a key employee retention program shall not be paid or awarded without the prior written consent of the Required Lenders but shall be in accordance with the Stipulated Allocation; or

(xx) seek approval of any order in the Chapter 11 Cases that materially and adversely affects the DIP Lenders (in their capacity as such) or the Loan Parties’ ability to perform their obligations and violate this Agreement, the DIP Facility, and any other related DIP Loan Documents without the prior written approval of the DIP Agent, acting at the direction of the Required Lenders.

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Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5(d) and nothing else in this Agreement or any other DIP Loan Document shall be construed to prohibit transactions specified in, or contemplated by, the Sale Order and the consummation of any transaction in the Sale Order shall not be deemed to cause any breach, Default or Event of Default under this Agreement or any other DIP Loan Document.

(e) Milestones. Each Loan Party hereby covenants and agrees to comply with the milestones (the “Milestones”) set forth on Schedule 5(e), unless otherwise agreed to in writing (email being sufficient) by the DIP Agent (at the written direction of the Required Lenders).

(f) Sale Covenants. Each Borrower hereby further covenants and agrees, on behalf of itself and the Loan Parties, to comply with the following (subject, in each case, to the Bidding Procedures Order or other court order):

(i) communicate directly with and make itself reasonably available to the DIP Agent and its Representatives following the occurrence of the Milestone specified in clause (vi) of Schedule 5(e) hereof, at such times as may be requested by the DIP Agent or its Representatives, in connection with effecting an Acceptable Sale Transaction;

(ii) promptly (and in any event within two (2) Business Days) provide the DIP Agent with notice of any knowledge of (x) any material change or development relating to the Bidding Procedures or such Acceptable Sale Transaction, or (y) any material changes in the financial, collateral or operational condition, businesses, assets, liabilities or prospects of any Loan Parties;

(iii) promptly (and in any event within two (2) Business Days) provide the DIP Agent with unredacted copies of all written materials provided to or produced by the Loan Parties or their Representatives to potential bidders in connection with any potential Acceptable Sale Transaction (which obligation may be satisfied in full by providing the DIP Agent or DIP Lender with access to the virtual data room to which such bidders have been granted access to such materials);

(iv) make the Loan Parties and their Representatives reasonably available for presentation to, and interviews, meetings or calls with, each bona fide prospective purchaser, lender or investor in connection with a potential Acceptable Sale Transaction as reasonably determined by the Borrowers in good faith;

(v) provide the DIP Agent, DIP Lender and any of its Representatives with reasonable access rights and review rights at all times to virtual data rooms and any other information provided to potential bidders in connection with a potential Acceptable Sale Transaction; and

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(vi) make the Loan Parties and their Representatives available for (with reasonable prior notice and at reasonable times), and host, telephonic conference calls with the DIP Agent, the DIP Lenders, and/or their Representatives, to discuss the general status of the potential Acceptable Sale Transaction, in each case no less frequently than weekly to the extent requested by the DIP Agent (at the written direction of the Required Lenders).

(g) Approved Budget. Each Borrower hereby further covenants and agrees, on behalf of itself and the Loan Parties, that the use of DIP Loans and other credit extensions by DIP Lenders under this Agreement and the other DIP Loan Documents shall be consistent with the latest Approved Budget approved in accordance with Section 5(a), subject to the Permitted Variance.

(h) Parent Performance of Services. In consideration of the DIP Lenders making available the DIP Facility to each Borrower, the Parent and the Twin Manager shall perform the servicing and administration of each Loan Party’s assets in a manner consistent with the Approved Budget, including, without limitation:

(i) performing the duties and obligations of, and exercising and enforcing the rights of, the Loan Parties under agreements material to their business (including franchise agreements, development agreements and related documents), including preparing and delivering any reports, filings, instruments, certificates and notices required thereunder, making or causing the collection of amounts owing thereunder, enforcing the Loan Parties’ rights and obligations thereunder, and approving amendments, waivers, modifications, extensions, write-downs, write-offs, terminations and assignments thereof;

(ii) taking those actions that are required to maintain continuous perfection (where applicable) and priority of the DIP Agent’s interests in the DIP Collateral (but not, for the avoidance of doubt, any Excluded Asset), in accordance with the DIP Order and the terms of this Agreement;

(iii) managing, maintaining, protecting, enforcing, defending, leasing and undertaking such other duties and services as may be necessary in connection with real estate assets on behalf of each Loan Party, including negotiating, executing and recording leases, subleases, deeds and other contracts relating to real estate assets, enforcing and exercising each Loan Party’s rights under leases, paying or defending any obligation or claim relating to any real estate assets, collecting amounts payable under real estate assets, acquiring and disposing of real estate assets, conducting environmental evaluation and remediation activities, obtaining appropriate levels of title and property insurance, making repairs and replacements to existing improvements and constructing new improvements, employing agents, managers, brokers or other persons necessary to manage and operate real estate assets, and paying taxes, charges and assessments levied on any real estate assets;

(iv) calculating and compiling information required in connection with any report or certificate to be delivered under this Agreement;

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(v) subject to applicable bankruptcy law, the terms of the DIP Orders and any required approval or order by the Bankruptcy Court, preparing and filing all tax returns and tax reports required to be prepared by any Loan Party, and paying or causing to be paid or discharged, in each case from funds of the Loan Parties in accordance with the Approved Budget, any and all taxes, charges and assessments required to be paid under applicable law by any Loan Party, except to the extent such payment is stayed by the commencement of the Chapter 11 Cases;

(vi) performing all material duties and obligations of the Loan Parties in connection with operations and ownership of the restaurants, including (x) paying taxes, collecting revenues, maintaining property and casualty insurance, and performing activities necessary for operation, development, acquisition, closure and disposition of restaurants, (y) hiring, training and managing restaurant employees, administering personnel and human resources, and negotiating with vendors, suppliers, distributors and other third parties and (z) implementing repairs and maintenance and maintaining liquor licenses;

(vii) preparing and filing franchise disclosure documents complying with franchise industry specific government regulation and applicable law;

(viii) arranging for legal, accounting and tax services with respect to each Loan Party’s assets, including with respect to the enforcement of each Loan Party’s material agreements;

(ix) arranging for or providing accounting and financial reporting services;

(x) acquiring, developing, managing, maintaining, protecting, enforcing, defending, licensing, and sublicensing the owned intellectual property and other intellectual property owned or held by each Loan Party, including filing, prosecuting and maintaining trademark and patent applications and registrations worldwide, monitoring, policing and enforcing the owned intellectual property against infringement and unauthorized use, confirming legal title and recording security interests in the owned intellectual property, and administering quality control over licensees’ use of licensed trademarks;

(xi) maintaining marketing and promotional programs relating to the restaurants; and

(xii) performing such other services as may be necessary or appropriate from time to time and consistent with (i) the operations of the Loan Parties and (ii) the Management Agreements (notwithstanding the termination of them).

(i) Notwithstanding anything to the contrary in this Section 5 or anything else in this Agreement or any other DIP Loan Document, in no way shall any Budget (including any Approved Budget), the Carve-Out or any other budget or financial be construed as a cap or limitation on the amount of professional fees due and payable by the Borrower and its Subsidiaries consistent with the DIP Loan Documents and that may be allowed by the Bankruptcy Court at any time (including on an interim basis). The Borrower and its Subsidiaries’ authority to use cash collateral or proceeds of the DIP Facility or the DIP Collateral on account of, and to timely pay, such allowed professional fees of the Borrower and its Subsidiaries and the other obligations benefitting from the Carve-Out shall in no way (i) be limited or deemed limited by any Budget or (ii) cause a breach, Default or Event of Default under this Agreement or any other Loan Document.

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Section 6. Events of Default. The occurrence of any one or more of the following events, regardless of the reason therefore, shall constitute an “Event of Default” hereunder:

(a) the failure of the Borrowers to pay any principal when due, whether at stated maturity, by acceleration, by required prepayment or otherwise, or shall fail to pay any installment of interest, fee or other amount payable hereunder within three (3) Business Days of the date when due;

(b) any representation, warranty or statement made or deemed made by or on behalf of any Loan Party herein or in any other DIP Loan Document or other document related hereto or thereto or in any certificate delivered to the DIP Agent pursuant hereto shall prove to be untrue in any material respect (or, in the case of any representation, warranty or statement qualified by materiality, in any respect) on the date as of which made or deemed made;

(c) the Loan Parties or any of their respective Subsidiaries fail to perform or observe any term, covenant or agreement contained in any of Sections 5(a), 5(b), 5(c)(iii), 5(c)(iv), 5(c)(v), 5(c)(vi), 5(c)(xii), 5(d), 5(e) (including as the result of the failure of any Milestone to be timely satisfied), 5(f), 5(g) or 5(h); provided, however that, any Debtor’s failure to meet any Milestone that requires a hearing date solely due to the Bankruptcy Court’s unavailability shall not constitute an immediate Event of Default unless such failure continues for five (5) Business Days after the date on which such Milestone was required to be satisfied;

(d) the Loan Parties or any of their respective Subsidiaries fail to perform or observe any other provision of this Agreement or any other DIP Loan Document (other than those set forth in clauses (a), (b) and (c) above) and such default shall continue unremedied for a period of five (5) days after the earlier of (i) the date on which such Default shall first actually become known to any officer of any Borrower or any other Loan Party or (ii) the date on which written notice thereof is given to the defaulting party by the DIP Lender;

(e) the Bankruptcy Court shall have entered an order (i) converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, or (ii) dismissing any of the Chapter 11 Cases;

(f) termination by the Bankruptcy Court of, or the expiration of, the exclusive period for the Debtors to file a plan of reorganization in the Chapter 11 Cases as set forth in section 1121 of the Bankruptcy Code;

(g) any Loan Party, (i) obtains any post-petition debtor-in-possession financing pursuant to section 364 of the Bankruptcy Code other than the DIP Facility, or (ii) seeks authorization from the Bankruptcy Court to obtain any such financing, in each case, without the prior written consent of the Required Lenders;

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(h) entry of any order by the Bankruptcy Court reversing, amending, supplementing, staying for a period of ten (10) days or more, vacating or otherwise amending, supplementing or modifying the DIP Order, Sale Order, or Bidding Procedures Order, without the prior written consent of the Required Lenders;

(i) the Interim DIP Order or the Final DIP Order, as applicable, shall cease to create valid and perfected Liens on the DIP Collateral with the priority set forth therein or otherwise cease to be valid and binding and in full force and effect;

(j) the Debtors shall seek entry of an order that the DIP Agent or the DIP Lenders are not entitled to Credit Bid in full the Obligations;

(k) the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code pertaining to the DIP Collateral to the holder or holders of any security interest (other than a holder or holders of a security interest ranking senior in priority to the DIP Liens securing the DIP Loans) to (i) permit foreclosure (or the granting of a deed or lieu of foreclosing or the like) on any assets of the Loan Parties which would materially delay the consummation of an Acceptable Sale Transaction or (ii) permit the exercise of any other rights or remedies against any of the DIP Collateral (unless constituting a sale, Disposition or other disposition not prohibited by this Agreement);

(l) one or more judgments, orders (other than orders, judgments or decrees related to the payment of professional advisors) or decrees for the payment of money required to be satisfied as an administrative expense claim in the Chapter 11 Cases shall be allowed by the Bankruptcy Court in an aggregate amount (to the extent not paid or covered by insurance) that is reasonably expected to cause the Loan Parties to fail to comply (subject to Permitted Variances and any applicable grace and/or cure period) with the requirements set forth in Section 5(b) hereof;

(m) actual or asserted (by any Loan Party or any Affiliate thereof) invalidity or impairment of this Agreement or any related DIP Loan Document (including the failure of any Lien to remain perfected);

(n) non-compliance by any Loan Party with the terms of the Interim DIP Order and/or the Final DIP Order;

(o) any Debtor files, amends or modifies, or files a pleading seeking approval of, any material order or document approved in the Chapter 11 Cases in a manner that is directly inconsistent with the DIP Agent or DIP Lenders’ consent and approval rights under this Agreement and the other DIP Loan Documents;

(p) the Bankruptcy Court enters an order or orders (i) to sell, transfer, lease, exchange, alienate or otherwise dispose of any of the DIP Collateral pursuant to section 363 of the Bankruptcy Code or otherwise other than pursuant to an Acceptable Sale Transaction in accordance with an Acceptable Sale Process, as permitted by this Agreement or with the reasonable prior written consent of the Required Lenders;

(q) any of the Loan Parties shall take any action in support of any matter set forth in Sections 6(e), (f), (i), (l) or (n) or any other Person shall do so and such application is not contested in good faith by the Loan Parties and the relief requested is granted in an order that not stayed pending appeal;

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(r) any Loan Party shall file a motion, pleading or proceeding which would reasonably be expected to result in a material impairment of the rights or interests of the DIP Lenders under this Agreement;

(s) any of the Borrowers or the Loan Parties change the membership or composition of its board of directors, or the membership of the Special Committee, from the membership on the Closing Date, unless approved by the DIP Agent (at the written direction of the Required Lenders, acting reasonably);

(t) a Change in Control with respect to any of the Loan Parties other than as a result of a Permitted Disposition;

(u) any termination of the use of Cash Collateral pursuant to the DIP Order other than as provided in this Agreement and the DIP Orders;

(v) any of the Loan Parties shall seek to, join or support (whether by way of motion or other pleadings filed with the Bankruptcy Court or any other writing executed by any Loan Party or by oral argument) any other person in seeking to: (i) contest or disallow in whole or in part any of the Obligations arising under this Agreement or any other DIP Loan Document (or any such order is entered), or the claims of the DIP Lenders arising under the Prepetition Notes Documents or (ii) challenge the validity, enforceability or perfection of the Liens or security interests granted or confirmed herein or in the Interim DIP Order or the Final DIP Order and the other security documents in favor of the Secured Parties or the Liens securing the applicable Obligations of the Loan Parties or their obligations to the DIP Lenders under the Prepetition Notes Documents;

(w) any Loan Party shall make any payment (as adequate protection or otherwise), or application for authority to pay, on account of any claim or debt arising prior to the Petition Date other than payments expressly authorized pursuant to this Agreement or by the Bankruptcy Court in the Interim DIP Order, the Final DIP Order, any First Day Orders or “second day” order entered by the Bankruptcy Court in the Bankruptcy Cases (subject to the Approved Budget and Permitted Variances), by any other orders entered by the Bankruptcy Court (subject to the Approved Budget and Permitted Variances), or in amounts consistent with the Approved Budget (subject to Permitted Variances);

(x) if any Loan Party is enjoined, restrained or in any way prevented by an order of a court of competent jurisdiction (other than an order of the Bankruptcy Court approved by the Required Lenders) from continuing to conduct all or any material part of its business or affairs for a period exceeding five (5) consecutive Business Days;

(y) the Loan Parties file or support any motion, pleading, application or adversary proceeding (a) challenging the validity, enforceability, perfection or priority of, or seeking to avoid and recover, the Liens securing the Prepetition Secured Obligations or (b) seeking disallowance, in full or in part, of the claims of the members of the Ad Hoc Group on account of the Prepetition Notes held by the DIP Lenders;

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(z) any breach of the terms of the Governance Agreement by any party other than the Ad Hoc Group; provided that if the Loan Parties are actively seeking to enforce the terms of the Governance Agreement with respect to a breach by a party other than the Ad Hoc Group or any Debtor, then there shall not be a Default or Event of Default under this Section 6(z); or

(aa) the Resid Issuer (as defined in the DIP Order) requires, directs, or otherwise causes any cash constituting Management Fees to be withheld, redirected, or removed from the working capital of any of the Debtors without the prior written consent of the DIP Agent (at the written direction of the Required Lenders).

Upon the occurrence and continuance of any Event of Default, the DIP Agent (at the written direction of the Required Lenders) may (notwithstanding the provisions of section 362 of the Bankruptcy Code and without application or motion to, or order from, the Bankruptcy Court), subject to the terms, conditions and provisions of the DIP Order (including the Remedies Notice Period (as defined therein)), by notice to the Borrowers, declare the Commitment to be terminated forthwith, whereupon the Commitment shall immediately terminate, and/or, by notice to the Borrowers, declare the DIP Loans hereunder, with accrued interest thereon, and all other Obligations owed under this Agreement and the other DIP Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 6, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

Further upon the occurrence and during the continuance of any Event of Default and subject to the terms of the DIP Order (including the Remedies Notice Period (as defined therein)), the DIP Agent (at the written direction of the Required Lenders), may (i) exercise all of its rights and remedies set forth in any of the DIP Loan Documents and the DIP Order, in addition to all rights and remedies allowed under any applicable law, including the UCC, and (ii) revoke the rights of the Borrowers and the other Loan Parties to use Cash Collateral. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and not alternative.

Subject to the provisions of the DIP Order (if applicable) (including, without limitation, the Carve-Out ranking senior thereto), after the exercise of remedies provided for in this Agreement and the other DIP Loan Documents with respect to the FBG DIP Obligations (or after the DIP Loans provided by the FBG DIP Lenders have automatically become immediately due and payable), including in any bankruptcy or insolvency proceeding, any amounts received on account of the FBG DIP Obligations (including from the realization, collection or enforcement of the FBG DIP Collateral) shall be applied by the DIP Agent to the FBG DIP Obligations, in the following order:

(a) first, to payment or reimbursement of all fees, expenses, indemnities, costs, losses and other amounts and obligations payable to the DIP Agent under the DIP Loan Documents, solely to the extent attributable to or arising in connection with the FBG DIP Facility, the FBG DIP Loan Parties or the FBG DIP Collateral;

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(b) second, to payment of that portion of the FBG DIP Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the FBG DIP Lenders under the DIP Loan Documents, including attorneys’ fees and expenses and the fees and expenses of the Specified Financial Advisor, in each case ratably among the FBG DIP Lenders in proportion to the respective amounts described in this clause (b) payable to them;

(c) third, to payment of that portion of the FBG DIP Obligations constituting accrued and unpaid interest on the DIP Loans provided by the FBG DIP Lenders, ratably among the FBG DIP Lenders in proportion to the respective amounts described in this clause (c) payable to them;

(d) fourth, to payment of that portion of the FBG DIP Obligations constituting unpaid principal of the DIP Loans provided by the FBG DIP Lenders, applied in the following order:

(i) first, to the repayment of the outstanding principal of the FBG New Money Term Loans, ratably among the FBG DIP Lenders holding FBG New Money Term Loans in proportion to the respective amounts outstanding;

(ii) second, to the repayment of the outstanding principal of the Roll-Up Loans under the FBG Roll-Up Financing; provided that such Roll-Up Loans shall only be repaid from amounts received from FBG DIP Loan Parties that were obligors under the FBG Prepetition Notes Documents and whose FBG Prepetition Secured Obligations (attributable to the FBG Class A-2 Prepetition Notes) were subject to the relevant FBG Roll-Up Financing, in each case ratably among the FBG DIP Lenders holding Roll-Up Loans under the FBG Roll-Up Financing in proportion to their respective principal amounts outstanding; and

(e) fifth, the balance, if any, after all of the FBG DIP Obligations have been indefeasibly paid in full and all FBG Commitments have been terminated, to the Borrower or as otherwise required by applicable law.

For the avoidance of doubt, amounts received from or attributable to FBG DIP Collateral shall not be applied to satisfy any Twin DIP Obligations, and amounts applied pursuant to the foregoing shall not reduce or otherwise affect any Twin DIP Obligations outstanding under this Agreement.

Subject to the provisions of the DIP Order (if applicable) (including, without limitation, the Carve-Out ranking senior thereto), after the exercise of remedies provided for in this Agreement and the other DIP Loan Documents with respect to the Twin DIP Obligations (or after the DIP Loans provided by the Twin DIP Lenders have automatically become immediately due and payable), including in any bankruptcy or insolvency proceeding, any amounts received on account of the Twin DIP Obligations (including from the realization, collection or enforcement of the Twin DIP Collateral) shall be applied by the DIP Agent to the Twin DIP Obligations, in the following order:

(a) first, to payment or reimbursement of all fees, expenses, indemnities, costs, losses and other amounts and obligations payable to the DIP Agent under the DIP Loan Documents, solely to the extent attributable to or arising in connection with the Twin DIP Facility, the Twin DIP Loan Parties or the Twin DIP Collateral;

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(b) second, to payment of that portion of the Twin DIP Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the Twin DIP Lenders under the DIP Loan Documents, including attorneys’ fees and expenses and the fees and expenses of the Specified Financial Advisor, in each case ratably among the Twin DIP Lenders in proportion to the respective amounts described in this clause (b) payable to them;

(c) third, to payment of that portion of the Twin DIP Obligations constituting accrued and unpaid interest on the DIP Loans provided by the Twin DIP Lenders, ratably among the Twin DIP Lenders in proportion to the respective amounts described in this clause (c) payable to them;

(d) fourth, to payment of that portion of the Twin DIP Obligations constituting unpaid principal of the DIP Loans provided by the Twin DIP Lenders, applied in the following order:

(iii) first, to the repayment of the outstanding principal of the Twin New Money Term Loans, ratably among the Twin DIP Lenders holding Twin New Money Term Loans in proportion to the respective principal amounts outstanding;

(iv) second, subject to the Twin Roll-Up Reservation, to the repayment of the outstanding principal of the Roll-Up Loans under the Twin Senior Roll-Up Financing; provided that such Roll-Up Loans shall only be repaid from amounts received from Twin DIP Loan Parties that were obligors under the Twin Prepetition Notes Documents and whose Twin Class A-2 Prepetition Secured Obligations (attributable to the Twin Class A-2-I Notes) were subject to the relevant Twin Senior Roll-Up Financing, in each case ratably among the Twin DIP Lenders holding Roll-Up Loans under the Twin Senior Roll-Up Financing in proportion to their respective principal amounts outstanding;

(v) third, subject to the Twin Roll-Up Reservation, to the repayment of the outstanding principal of the Roll-Up Loans under the Twin Junior Roll-Up Financing; provided that such Roll-Up Loans shall only be repaid from amounts received from Loan Parties that were obligors under the Twin Prepetition Notes Documents and whose Twin Class A-2 Prepetition Secured Obligations (attributable to the Twin Class A-2-II Notes) were subject to the relevant Twin Junior Roll-Up Financing, in each case ratably among the Twin DIP Lenders holding Roll-Up Loans under the Twin Junior Roll-Up Financing in proportion to their respective principal amounts outstanding; and

(a) fifth, the balance, if any, after all of the Twin DIP Obligations have been indefeasibly paid in full and all Twin Commitments have been terminated, to the Borrower or as otherwise required by applicable law.

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For the avoidance of doubt, amounts received from or attributable to Twin DIP Collateral shall not be applied to satisfy any FBG DIP Obligations, and amounts applied pursuant to foregoing shall not reduce or otherwise affect any FBG DIP Obligations outstanding under this Agreement.

Section 7. Credit Bidding.

The DIP Lender shall have the right to Credit Bid and purchase all or any portion of the DIP Collateral at any sale thereof conducted by DIP Agent under the provisions of the UCC, including pursuant to sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the Bankruptcy Code, including section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by a DIP Agent (whether by judicial action or otherwise) in accordance with applicable law.

Section 8. Miscellaneous.

(a) Costs and Expenses. Subject to the procedures in the DIP Order, whether or not the transactions contemplated hereby shall be consummated, the Borrowers shall reimburse the Secured Parties for (i) all reasonable and documented out-of-pocket costs and expenses in connection with the preparation of the DIP Loan Documents, the Interim DIP Order, the Final DIP Order and any consents, amendments, waivers or other modifications thereto and in connection with the execution, delivery, consummation and administration of the transactions contemplated hereby (including the out of pocket expenses incurred in obtaining and maintaining the Platform) and thereby, and enforcement of rights and remedies hereto and thereto and in connection with the Chapter 11 Cases; (ii) the reasonable and documented out-of-pocket fees, expenses and disbursements of counsel to the DIP Agent and the Specified Financial Advisor in connection with the negotiation, preparation, execution and administration of the DIP Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by the Borrowers and in connection with the consummation and administration of the transactions contemplated hereby and thereby and enforcement of rights and remedies hereto and thereto and in connection with the Chapter 11 Cases; (iii) all the reasonable and documented out-of-pocket costs and expenses in connection with the custody or preservation of any of the DIP Collateral; and (iv) all reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, the fees and expenses of the Specified Financial Advisor and costs of settlement, incurred by the DIP Agent in enforcing any Obligations of or in collecting any payments due from the Borrowers or the other Loan Parties hereunder or under the other DIP Loan Documents (including in connection with the sale of, collection from, or other realization upon any of the DIP Collateral) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to the Chapter 11 Cases, or any other insolvency proceedings or any attempt to enforce any rights or remedies of the DIP Agent against the Borrowers or any other Person that may be obligated thereto by virtue of being a party to any of the DIP Loan Documents, in each case, without the need to file any applications with the Bankruptcy Court but subject to the limitations set forth in the DIP Order.

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(b) Indemnity. Whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree, jointly and severally with the other Loan Parties, to indemnify, pay and hold the DIP Agent, and its Related Parties and Representatives (each, an “Indemnified Party”), harmless from and against any and all claims, liabilities, losses, damages, costs and expenses (whether or not any of the foregoing Persons is a party to any litigation), including, without limitation, reasonable attorneys’ and financial advisors’ fees and costs (including, without limitation, the reasonable estimate of the allocated cost of in-house legal counsel and staff) and costs of investigation, document production, attendance at a deposition, or other discovery, with respect to or arising out of the preparation, negotiation, executive, delivery, administration or enforcement of this Agreement or the other DIP Loan Documents (including, without limitation, any obligation of the DIP Agent to indemnify or reimburse a bank, securities intermediary or financial institution under any Segregated Account Control Agreement or other account control agreement entered into by the DIP Agent under the DIP Loan Documents) or any other agreement or instrument contemplated hereby, or the DIP Loans or any use of proceeds therefrom or the Chapter 11 Cases or any transactions contemplated hereby or thereby, or any claim, demand, action or cause of action being asserted against the Borrowers or any other Loan Party or any other transactions contemplated hereby and thereby (collectively, the “Indemnified Liabilities”); provided that (i) the Borrowers shall have no obligation hereunder with respect to Indemnified Liabilities with respect to a particular Indemnified Person arising from the bad faith, gross negligence or willful misconduct of any such Indemnified Person, as determined by a court of competent jurisdiction in a final, non-appealable judgment and (ii) in no event will any Taxes constitute Indemnified Liabilities (other than Taxes that represent losses, claims, damages, liabilities or related expenses arising from any non-Tax claim). This covenant shall survive termination of this Agreement, the resignation or removal of the DIP Agent and payment of the outstanding DIP Loans.

(c) Tax Matters.

(i) Payments by or on account of any obligation of the Borrowers or any other Loan Party hereunder or under any other related DIP Loan Documents shall be made free and clear of and without deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, charges, assessments, fees, deductions or withholdings of any kind or nature whatsoever or any interest, additions to tax or penalties payable with respect thereto now or in the future imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, “Taxes”) except as required by applicable law. If any Taxes are required by applicable law to be withheld (as determined in good faith by an applicable withholding agent) (“Withholding Taxes”) from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such withholding and shall timely pay the full amount withheld to the relevant Governmental Authority in accordance with applicable law and the sum payable hereunder shall be increased as necessary so that after such withholding has been made (including such withholdings applicable to additional sums payable under this Section 8(c)) the applicable recipient receives an amount equal to the sum it would have received had no such withholding been made; provided, however, that no additional amounts shall be payable to a recipient pursuant to the preceding sentence in respect of any (1) income Taxes or franchise, branch profits or similar Taxes (imposed in lieu of income Taxes), in each case, (i) imposed on the recipient as a result of its present or former connection to the applicable taxing jurisdiction (other than such recipient’s connections with such taxing jurisdiction arising from, out of or with respect to any DIP Loan Documents or any transactions therein), or (ii) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), (2) Withholding Taxes imposed on amounts payable pursuant to law in effect on the date such recipient becomes a party to this Agreement, (3) Taxes resulting from such recipient’s failure to provide the documentation pursuant to Section 8(c)(ii) or (iii), and (4) Taxes imposed pursuant to Sections 1471 through 1474 of the Code or any Treasury Regulations, other rules, regulations, official administrative guidance or intergovernmental agreements implementing such Sections, in each case as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) (“FATCA”) (any such Taxes described in this proviso, “Excluded Taxes”).

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(ii) On or before the date on which a DIP Lender becomes a DIP Lender under this Agreement and from time to time thereafter upon the reasonable request of the Borrowers or the DIP Agent, such DIP Lender shall provide the Borrowers and the DIP Agent with (1) if the DIP Lender is a “United States Person” as defined in Section 7701(a)(30) of the Code, executed copies of IRS Form W-9 certifying that such DIP Lender is exempt from U.S. federal backup withholding tax; (2) if the DIP Lender is not “United States Person” as defined in Section 7701(a)(30) of the Code, to the extent it is legally eligible to do so, executed copies of whichever of the following the DIP Lender is legally eligible to deliver: (A) IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest”, “business profits” or “other income” article of an applicable income tax treaty; (B) IRS Form W-8ECI or IRS Form W-8EXP; (C) in the event the DIP Lender is claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, a certificate to the effect that such DIP Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to any Borrower described in Section 881(c)(3)(C) of the Code, together with IRS Form W-8BEN or IRS Form W-8BEN-E; (D) to the extent the DIP Lender is not the beneficial owner, IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8EXP, IRS Form W-8BEN, IRS Form W-8BEN-E, a certificate described in the foregoing clause (C), IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; or (E) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers and the DIP Agent to determine the withholding or deduction required to be made to the extent, in the DIP Lender’s reasonable judgment, the completion, execution or submission of such form would not subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such DIP Lender; and (3) if a payment made to a DIP Lender under any this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such DIP Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the DIP Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the DIP Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the DIP Agent as may be necessary for the Borrowers and the DIP Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment (provided, that solely for purposes of this clause (3), “FATCA” shall include any amendments made to FATCA after the date of this Agreement). Each DIP Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the DIP Agent in writing of its legal ineligibility to do so.

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(iii) On or before the date the DIP Agent (including for this purpose any successor, supplemental or sub-agent) becomes a party to this Agreement, the DIP Agent shall provide to the Borrowers executed copies of IRS Form W-9 certifying that it is exempt from U.S. federal backup withholding tax. At any time thereafter, the DIP Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrowers.

(iv) The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the DIP Agent timely reimburse it for the payment of, any Other Taxes.

(v) The Borrowers shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section 8(c)), other than Excluded Taxes, payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Borrower by a DIP Lender (with a copy to the DIP Agent), or by the DIP Agent on its own behalf or on behalf of a DIP Lender, shall be conclusive absent manifest error.

(vi) Each DIP Lender shall severally indemnify the DIP Agent, within ten (10) days after demand therefor, for (i) any Taxes that are not Excluded Taxes and attributable to such DIP Lender (but only to the extent that the Borrowers have not already indemnified the DIP Agent for such Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such DIP Lender’s failure to comply with Section 8(d)(iii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such DIP Lender, in each case, that are payable or paid by the DIP Agent in connection with any DIP Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any DIP Lender by the DIP Agent shall be conclusive absent manifest error.

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(vii) Each party’s obligations under this Section 8(c) shall survive the resignation or replacement of the DIP Agent or any assignment of rights by, or the replacement of, a DIP Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any DIP Loan Document.

(d) Register; Assignments and Participations.

(i) Register. The DIP Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at its address a register for the recordation of the names and addresses of each DIP Lender and the outstanding principal, stated interest, and any other amounts due hereunder (the “Register”). The entries in the Register shall be conclusive absent manifest error, and each Borrower, the DIP Agent and DIP Lender may treat each Person whose name is recorded in the Register as the owner of the DIP Loans and other amounts hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any DIP Lender, at any reasonable time and from time to time upon reasonable prior notice. No transfer of an interest in any DIP Loan shall be effective unless and until such transfer is recorded in the Register. The DIP Agent may after the syndication of the DIP Facilities pursuant to the Syndication Procedures update the Register.

(ii) Transfers.

(A) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any other Loan Party may assign or otherwise transfer any of its rights, obligations or interest hereunder or under any other DIP Loan Document without the prior written consent of each DIP Lender (and any attempted assignment or transfer without such consent shall be null and void).

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(B) The DIP Lenders may, at any time, sell, assign, transfer, negotiate or grant participations to other financial institutions in all or part of the Commitments, DIP Loans or other obligations of the Borrowers outstanding under the DIP Loan Documents without the consent of the Borrower; provided that: (A) any such sale, assignment, transfer, negotiation or participation shall be in compliance with the applicable federal and state securities laws and recorded in the Register and in accordance with the Syndication Procedures; (B) each DIP Lender and any assignee or transferee agrees (I) to be bound by the terms and conditions of this Agreement (including this Section 8(d)) and (II) that the risk of any Successful Challenge and of the outcome of the Twin Roll-Up Reservation (each as defined in the DIP Order) with respect to any Roll-Up Loans shall be borne exclusively by any DIP Lender then holding the relevant Roll-Up Loans, and no transferee or assignee shall have any claim against the applicable transferor or assignor in connection with any economic loss arising from or relating to such Successful Challenge or outcome of the Twin Roll-Up Reservation with respect to the Roll-Up Loans transferred or assigned to it; and (C) in the event of any Successful Challenge invalidating or rendering unenforceable all or any portion of the Roll-Up Loans, each DIP Lender who is then a holder of the relevant Roll-Up Loans subject of such Successful Challenge (whether as original holder thereof or as a transferee or assignee thereof) shall bear the risk of and be entitled to the benefit of any recharacterization of such Roll-Up Loans as Prepetition Class A-2 Notes in an amount and type corresponding to the amount and type of Prepetition Class A-2 Notes previously exchanged for the Roll-Up Loans then held by such DIP Lender (whether or not such DIP Lender was the holder of such Roll-Up Loans when made) or such other consequences as the Bankruptcy Court may order in connection with such Successful Challenge. No DIP Lender shall sell, assign or transfer all or part of the Commitments, DIP Loans or other obligations of the Borrowers outstanding under the DIP Loan Documents prior to the consummation of the assignments to be made under the Master Assignment and Assumption to be executed on the Reallocation Date (each as defined in the Syndication Procedures) (or, if applicable, the earlier termination of the Syndication Procedures in accordance with their terms) (the “Syndication Completion”).

(C) The DIP Lenders may, in connection with any actual or proposed assignment or participation, disclose to the actual or proposed assignee or participant, any information relating to the Loan Parties or any of their respective Subsidiaries. Assignments shall be subject to the following additional conditions: (i) the parties to each assignment shall execute and deliver to the DIP Agent and to the Specified Financial Advisor an instrument of assignment and acceptance substantially in the form attached hereto as Exhibit E (an “Assignment and Acceptance”), together with a processing and recordation fee of US$3,500 for the account of the DIP Agent unless such fee is waived by the DIP Agent in its sole discretion, (ii) the assignee, if it was not a DIP Lender immediately prior to such assignment, shall deliver to the DIP Agent (A) an Administrative Questionnaire, and (B) any other documents reasonably required by the DIP Agent or the Required Lenders, and (C) any information reasonably required by such DIP Agent in connection with its “know your customer” process (including, without limitation, the assignee’s tax documentation as required pursuant to Section 8(c)(ii)).

(D) Each DIP Lender which is a member of the Ad Hoc Group agrees, on and subject to the terms and conditions of the Syndication Procedures, to execute the Master Assignment and Assumption pursuant to which it will sell, assign and/or transfer, as applicable, a portion of the DIP Loans and Commitments held by it on the Reallocation Date in accordance with the Syndication Procedures.

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(E) With effect from the Closing Date until the Syndication Completion, each DIP Lender agrees not to (and to cause its Affiliates and its and its Affiliates’ funds or accounts over which it has investment authority, voting discretion or control not to) sell, transfer, or assign in whole or in part, its right, title or interest in or to any Prepetition Notes.

(F) With effect from the Syndication Completion until the earlier of (I) the Challenge Period Termination Date if no Challenge (each as defined in the DIP Order) has been asserted or (II) the entry of a final non-appealable order of a court of competent jurisdiction resolving any Challenge, each DIP Lender agrees (x) not to (and to cause its Affiliates and its and its Affiliates’ funds or accounts over which it has investment authority, voting discretion or control not to) sell, transfer or assign its right, title or interest in or to any Prepetition Notes that became Roll-Up Loans in accordance with any Roll-Up Financing and (y) prior to or contemporaneously with any sale, transfer or assignment of Prepetition Notes, to provide written notice of such sale, transfer or assignment (including the amount and type of Prepetition Notes sold, transferred or assigned) to the Borrowers and the Specified Financial Advisor, in accordance with Section 8(o); provided, the DIP Agent shall not have any duty, liability or obligation with respect to any sale, transfer or assignment of any Prepetition Notes or to monitor the same.

(G) Any transfer of DIP Loans, Commitments or Prepetition Notes in violation of this Section 8(d)(ii) shall be void ab initio.

(iii) Participations. Each DIP Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the DIP Loan Documents (the “Participant Register”); provided that no DIP Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations or Section 1.163-5(b) of the U.S. Proposed Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such DIP Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the DIP Agent (in its capacity as DIP Agent) shall have no responsibility for maintaining a Participant Register.

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(iv) Roll-Up Loans: Notwithstanding anything to the contrary in this Agreement, if and to the extent that a DIP Lender does not hold, at any Roll-Up Effective Time corresponding to any Borrowing, an amount and type of Prepetition Class A-2 Notes (excluding any Prepetition Class A-2 Notes previously deemed rolled up in connection with any previous Borrowing) which is equal to or greater than the amount and type of Roll-Up Loans associated with the New Money DIP Loans made by such DIP Lender in connection with such Borrowing, then the amount of Roll-Up Loans of the applicable type made by such DIP Lender in connection with such Borrowing shall automatically and immediately (without requirement for any further action by any party, by any court, or otherwise) be deemed to be reduced to an amount equal to the amount of the applicable type of Prepetition Class A-2 Notes then held by it (and such DIP Lender’s Roll-Up Loan Amount shall be automatically and immediately (without requirement for any further action by any party, by any court, or otherwise) deemed to be reduced pro tanto).

(e) Amendments and Waivers.

(i) Generally. Except as otherwise expressly provided in this Agreement, (A) any consent or approval required or permitted by this Agreement or any other DIP Loan Document to be given by the DIP Lenders may be given, (B) any term of this Agreement or of any other DIP Loan Document may be amended, (C) the performance or observance by the Borrower, any other Loan Party or any other Subsidiary of the Borrowers of any terms of this Agreement or such other DIP Loan Document may be waived, and (D) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Lenders or the DIP Agent at the written direction of the Required Lenders (other than with respect to any amendment, consent, approval or waiver that affects only the Twin DIP Loan Parties or that affects only the FBG DIP Loan Parties, which shall require the consent of the Required Twin Lenders or the Required FBG Lenders, as applicable (and not the Required Lenders)), and, in the case of an amendment to any DIP Loan Document, the written consent of each Loan Party party thereto.

(ii) Consent of the DIP Lenders Directly Affected. In addition to the foregoing requirements, no amendment, waiver or consent shall:

(A) increase (or reinstate) a Commitment of a DIP Lender (excluding any increase as a result of an assignment of Commitments permitted under Section 8(d)) without the written consent of such DIP Lender;

(B) reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any DIP Loans or other Obligations without the written consent of each DIP Lender directly affected thereby; provided, however, only the written consent of the Required Lenders shall be required for the waiver of interest payable at the Default Rate, retraction of the imposition of interest at the Default Rate and amendment of the definition of “Default Rate”;

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(C) reduce the amount of any fees payable to a DIP Lender without the written consent of such DIP Lender;

(D) other than as contemplated by the definition of “Maturity Date”, postpone any date fixed for, or forgive, any payment of principal of, or interest on, any DIP Loans or for the payment of any other Obligations owing to the DIP Lenders, in each case, without the written consent of each DIP Lender directly or adversely affected thereby;

(E) modify the definition of “Pro Rata Share” without the written consent of each DIP Lender directly affected thereby;

(F) amend this Section or amend any of the defined terms used in this Agreement or the other DIP Loan Documents insofar as such definitions affect the substance of this Section without the written consent of each DIP Lender;

(G) modify the definition of the term “Required Lenders” or modify in any other manner the number or percentage of the DIP Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each DIP Lender;

(H) except in connection with an Acceptable Sale Transaction, release all or substantially all of the Guarantors from their obligations under the applicable Guarantees to which they are a party without the written consent of each DIP Lender;

(I) except in connection with an Acceptable Sale Transaction, release all or substantially all of the pledged equity interests or subordinate the Lien of the DIP Agent on all or substantially all of the pledged equity interests, in each case, without the written consent of each DIP Lender;

(J) except in connection with an Acceptable Sale Transaction, (x) release all or substantially all of the Loan Parties from their obligations under any security document or (y) permit the DIP Collateral to secure any Indebtedness (other than (1) the Obligations, as applicable and (2) as expressly permitted under or contemplated by this Agreement), in each case, without the written consent of each DIP Lender; or

(K) waive a Default or Event of Default under Section 6(a) without the written consent of each DIP Lender.

(iii) Amendment of DIP Agent’s Duties. No amendment, waiver or consent unless in writing and signed by the DIP Agent, in addition to the DIP Lenders required hereinabove to take such action, shall affect the rights or duties of the DIP Agent under this Agreement or any of the other DIP Loan Documents. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the DIP Agent or any DIP Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section 8(e), notwithstanding any attempted cure or other action by the Borrowers, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other DIP Loan Document, no notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

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(iv) Technical Amendments. Notwithstanding anything to the contrary in this Section 8(e) (other than (iii)), if the Required Lenders and the Borrowers have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or any other DIP Loan Document or an inconsistency between provisions of this Agreement or provisions of another DIP Loan Document, the Required Lenders and the Borrowers shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as the DIP Lenders and the DIP Agent shall have received at least five (5) Business Days’ prior written notice thereof and the DIP Agent shall not have received, within five (5) Business Days of the date of such notice to the DIP Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement, and the Borrowers will provide a copy of such amendment to the DIP Lenders and DIP Agent.

(f) Entire Agreement; Conflict. This Agreement currently constitutes the entire agreement between the parties relating to the subject matter hereof and is binding on the parties in accordance with its terms. To the extent that there is any inconsistency between this Agreement and any of the other related DIP Loan Documents once executed, this Agreement shall govern unless such other document specifically states otherwise; provided that, for the avoidance of doubt, to the extent that there is any inconsistency between this Agreement and the DIP Order, the DIP Order shall govern.

(g) Effectiveness; Binding Effect; Governing Law. This Agreement shall become effective when it shall have been executed by the Borrowers, the Parent, the Twin Manager, the DIP Agent and the DIP Lenders and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Parent, the Twin Manager, the DIP Agent, the DIP Lender and their respective successors and assigns. THIS AGREEMENT, THE OTHER DIP LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(h) Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER DIP LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE DIP LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED.

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(i) Consent to Jurisdiction; Venue. All judicial proceedings brought against any party hereto with respect to this Agreement and the DIP Loan Documents shall be brought in the Bankruptcy Court or, upon the dismissal or other resolution of the Chapter 11 Cases, in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each Borrower accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the Bankruptcy Court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this clause (i).

(j) Execution in Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission shall be as effective as delivery of an original counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and in the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(k) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

(l) PATRIOT Act. The DIP Agent subject to the USA PATRIOT Act (Title III of Pub. Law 107-56 (signed into law October 26, 2001)) (as amended from time to time, the “PATRIOT Act”) hereby notifies the Borrowers that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers and the other Loan Parties and other information that will allow the DIP Agent to identify the Borrowers and the other Loan Parties in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act and is effective as to the DIP Agent.

(m) Interpretive Provisions. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

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(n) Limitation on Liability. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR THE OTHER DIP LOAN DOCUMENTS: (I) NONE OF THE DIP AGENT, THE DIP LENDERS OR ANY INDEMNIFIED PARTY SHALL BE LIABLE TO ANY PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (WHETHER BASED IN CONTRACT OR TORT) IN CONNECTION WITH OR RESULTING FROM THEIR RESPECTIVE ACTIVITIES RELATED TO THIS AGREEMENT, THE OTHER DIP LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, THE DIP LOANS, OR OTHERWISE IN CONNECTION WITH OR RESULTING FROM THE FOREGOING; PROVIDED, THE FOREGOING SHALL NOT APPLY TO OR ACT TO LIMIT THE INDEMNIFICATION OBLIGATIONS OF ANY PARTY WITH RESPECT TO ANY CLAIM FOR CONSEQUENTIAL DAMAGES BY A THIRD PARTY FOR WHICH THE DIP AGENT IS ENTITLED TO INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER DIP LOAN DOCUMENT; (II) WITHOUT LIMITING THE FOREGOING, NONE OF THE DIP LENDER, THE DIP AGENT OR ANY INDEMNIFIED PARTY SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING SPECIFIC PERFORMANCE OR INJUNCTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER DIP LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY; AND (III) NONE OF THE DIP LENDER, THE DIP AGENT OR ANY INDEMNIFIED PARTY SHALL HAVE ANY LIABILITY TO THE LOAN PARTIES, FOR DAMAGES OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER DIP LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY FOR ANY ACT OR OMISSION PRIOR TO THE CLOSING DATE.

(o) Notice. All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via electronic mail to the e-mail address set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (c) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight courier service, or (d) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid. Notices, demands, and communications, in each case to the respective parties, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing:

(i)	If to the DIP Agent, to:

UMB Bank, N.A., as DIP Agent
Loan Agency and Corporate Trust
1412 Broadway, Suite 1606
New York, NY 10018
Attention: Prital K. Patel, Vice President
Email: Prital.Patel@umb.com; loanagency@umb.com

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with a copy (which shall not constitute notice) to counsel to the DIP Lenders:

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Attention: Brian Pfeiffer; Amanda Parra-Criste; Andrew Zatz
Email: brian.pfeiffer@whitecase.com; aparracriste@whitecase.com;azatz@whitecase.com

(ii)	If to the FBG DIP Borrowers, to:
FAT Brands Inc.
9720 Wilshire Blvd, Suite 500
Beverly Hills, CA 90212
Attention: Allen Z. Sussman
Email: asussman@fatbrands.com

with a copy to (which shall not constitute notice):

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Ray C. Schrock; Natasha Hwangpo; Nathan Whitaker Jordan Gratch
Email: ray.schrock@lw.com; natasha.hwangpo@lw.com; Nathan.whitaker@lw.com; Jordan.Gratch@lw.com

– and –

Latham & Watkins LLP
10250 Constellation Blvd., Suite 1100
Los Angeles, CA 90067
Attention: Ted A. Dillman
Email: ted.dillman@lw.com

(iii)	If to the Twin DIP Borrower, to:

Twin Hospitality Group Inc.
9720 Wilshire Blvd, Suite 500
Beverly Hills, CA 90212
Attention: Allen Z. Sussman
Email: asussman@fatbrands.com
with a copy to (which shall not constitute notice):

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Ray C. Schrock; Natasha Hwangpo; Nathan Whitaker Jordan Gratch
Email: ray.schrock@lw.com; natasha.hwangpo@lw.com; Nathan.whitaker@lw.com; Jordan.Gratch@lw.com

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– and –

Latham & Watkins LLP
10250 Constellation Blvd., Suite 1100
Los Angeles, CA 90067
Attention: Ted A. Dillman
Email: ted.dillman@lw.com

(iv)	If to any Lender:

To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire

(v)	If to the Specified Financial Advisor, to:

Houlihan Lokey Capital, Inc.
245 Park Ave 20th Fl
New York, NY 10167
Attention: Jason Feintuch
Email: JFeintuch@HL.com

Notices and other communications to the DIP Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the DIP Agent. The DIP Agent may agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Each Loan Party further agrees that the DIP Agent may, but shall not be obligated to, make the Communications (as defined below) available to the DIP Lenders by posting the Communications on the Platform. The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the DIP Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the DIP Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any DIP Loan Document or the transactions contemplated therein which is distributed to the DIP Agent or any DIP Lender by means of electronic communications pursuant to this Section, including through the Platform.

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(p) The obligations of the DIP Lenders hereunder are several and not joint and several.

Section 9. The DIP Agent.

(a) Appointment and Authorization. Each DIP Lender hereby irrevocably appoints and authorizes the DIP Agent to take such action as contractual representative on such DIP Lender’s behalf and to exercise such powers under this Agreement and the other DIP Loan Documents to which the DIP Agent is a party as are specifically and expressly delegated to the DIP Agent by the terms hereof and thereof. Each DIP Lender hereby acknowledges and agrees that the DIP Agent shall not have any duties or responsibilities except those expressly set forth herein and in the other DIP Loan Documents to which the DIP Agent is a party. The duties of the DIP Agent under the DIP Loan Documents are solely ministerial and administrative in nature. Not in limitation of the foregoing, each DIP Lender authorizes and directs the DIP Agent to (i) enter into the DIP Loan Documents to be executed on the date hereof to which the DIP Agent is a party and perform its duties as expressly stated thereunder, and (ii) to enter into the other DIP Loan Documents (including, without limitation, any Segregated Account Control Agreement executed after the date hereof) to which the DIP Agent is a party and perform its duties as expressly stated thereunder solely at the written direction of the Required Lenders. Each DIP Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the DIP Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the DIP Lenders. Nothing herein shall be construed to deem the DIP Agent a trustee or fiduciary for any DIP Lender or to impose on the DIP Agent duties or obligations other than those expressly provided for herein and nothing herein shall impose on the DIP Agent any other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, the use of the terms “DIP Agent”, “Agent”, “agent” and similar terms in the DIP Loan Documents with reference to the DIP Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The DIP Agent shall deliver to each DIP Lender, promptly upon receipt thereof by the DIP Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the DIP Agent pursuant to Section 5 that the Borrowers are not otherwise required to deliver directly to the DIP Lenders. The DIP Agent will furnish to any DIP Lender, upon the request of such DIP Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the DIP Agent by the Borrowers, any other Loan Party or any other Affiliate of the Borrowers, pursuant to this Agreement or any other DIP Loan Document not already delivered or otherwise made available to such DIP Lender pursuant to the terms of this Agreement or any such other DIP Loan Document. The DIP Agent shall not be required to exercise any discretion or take any action (including, without limitation, with respect to matters concerning the enforcement or collection of any of the Obligations), but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written direction of the Required Lenders (or all of the DIP Lenders if explicitly required under any other provision of this Agreement), and such written direction shall be binding upon all DIP Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the DIP Agent shall not be required to take any action which, in the opinion of the DIP Agent or its counsel, exposes the DIP Agent to liability or which is contrary to this Agreement or any other DIP Loan Document or applicable law. The DIP Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or all of the DIP Lenders if explicitly required under any other provision of this Agreement). The permissive authorizations, entitlements, powers and rights (including the right to request that the DIP Lenders take an action or deliver a document and the exercise of remedies following an Event of Default) granted to the DIP Agent herein shall not be construed as duties. The DIP Agent shall not have any responsibility for interest or income on any funds held by it hereunder and any funds so held shall be held uninvested pending distribution thereof. Whether or not explicitly set forth therein, the rights, powers, protections, immunities and indemnities granted to the DIP Agent herein shall apply to any document entered into by the DIP Agent in connection with its role as DIP Agent under the DIP Loan Documents. Without limiting the foregoing, no DIP Lender shall have any right of action whatsoever against the DIP Agent as a result of the DIP Agent acting or refraining from acting under this Agreement or any of the other DIP Loan Documents in accordance with the written direction of the Required Lenders, or where applicable, all the DIP Lenders. Any institution serving as the DIP Agent hereunder shall have the same rights and powers in its capacity as a DIP Lender as any other DIP Lender and may exercise the same as though it were not the DIP Agent, and such institution and its respective Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate of the Loan Parties as if it were not the DIP Agent hereunder.

(b) Approvals of DIP Lenders. All communications from the DIP Agent to any DIP Lender requesting such DIP Lender’s determination, consent, approval or disapproval (i) shall be given in the form of a written notice to such DIP Lender, (ii) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such DIP Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, and (iii) shall include, if reasonably requested by such DIP Lender and to the extent not previously provided to such DIP Lender, written materials provided to the DIP Agent by the applicable Borrowers in respect of the matter or issue to be resolved.

(c) Notice of Events of Default. The DIP Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the DIP Agent has received written notice from a DIP Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any DIP Lender (if applicable, excluding the DIP Lender which is also serving as the DIP Agent) becomes aware of any Default or Event of Default, it shall promptly send to the DIP Agent such a “notice of default”; provided that a DIP Lender’s failure to provide such a “notice of default” to the DIP Agent shall not result in any liability of such DIP Lender to any other party under any of the DIP Loan Documents. Further, if the DIP Agent receives such a “notice of default,” the DIP Agent shall give prompt notice thereof to the DIP Lenders. The DIP Agent shall take such action with respect to such Default or Event of Default as may be directed in writing by the Required Lenders.

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(d) Reliance. The DIP Agent may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in the absence of bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgement) by it in accordance with the advice of such counsel, accountants or experts. Neither the DIP Agent nor any of its Related Parties: (i) makes any warranty or representation to any DIP Lender or any other Person, or shall be responsible to any DIP Lender or any other Person for, or have any duty to ascertain or inquire into any statement, warranty or representation made or deemed made by the Borrowers, any other Loan Party, DIP Lender or any other Person in or in connection with this Agreement or any other DIP Loan Document; (ii) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other DIP Loan Document or the satisfaction of any conditions precedent under this Agreement or any DIP Loan Document on the part of the Borrowers or other Persons, or to inspect the property, books or records of the Borrower or any other Person; (iii) shall be responsible to any DIP Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other DIP Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the DIP Agent on behalf of the DIP Lenders in any such collateral; (iv) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the DIP Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (v) shall incur any liability under or in respect of this Agreement or any other DIP Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The DIP Agent may execute any of its duties under the DIP Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it appoints with due care. The DIP Agent and any sub-agent may perform any and all of its duties and exercise its rights and powers through its Related Parties and the exculpatory provisions of this Section 9 shall apply to any such sub-agent and to the Related Parties of the DIP Agent and shall apply to their respective activities in connection with the performance of its obligations hereunder and the other DIP Loan Documents. Delivery of reports, documents and other information to the DIP Agent is for informational purposes only and the DIP Agent’s receipt of the foregoing shall not constitute constructive knowledge of any event or circumstance or any information contained therein or determinable from information contained therein. Information contained in notices, reports or other documents delivered to the DIP Agent and other publicly available information shall not constitute actual or constructive knowledge. Knowledge of or notices or other documents delivered to the DIP Agent in any capacity shall not constitute knowledge of or delivery to the DIP Agent in any other capacity under the DIP Loan Documents or to any Affiliate or other division of the DIP Agent. The DIP Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, calculation, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. In determining compliance with any condition hereunder to the making of a DIP Loan that by its terms must be fulfilled to the satisfaction of a DIP Lender, the DIP Agent may presume that such condition is satisfactory to such DIP Lender unless the DIP Agent shall have received written notice to the contrary from such DIP Lender prior to the making of such DIP Loan.

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Notwithstanding any provision under the DIP Loan Documents to the contrary, before taking or omitting any action to be taken or omitted by the DIP Agent under the terms of the DIP Loan Documents, the DIP Agent may seek the written direction of the Required Lenders (or such other number or percentage of DIP Lenders as is required hereof), which written direction may be in the form of an email, and the DIP Agent is entitled to rely (and is fully protected in so relying) upon such direction. If the DIP Agent requests such direction with respect to any action, the DIP Agent shall be entitled to refrain from such action unless and until the DIP Agent has received such direction, and the DIP Agent does not incur liability to any Person by reason of so refraining. In the absence of an express statement in the DIP Loan Documents regarding which DIP Lenders shall direct in any circumstance, the written direction of the Required Lenders shall apply and be sufficient for all purposes. If the DIP Agent so requests, it must first be indemnified to its satisfaction by the DIP Lenders against any and all fees, losses, liabilities and expenses which may be incurred by the DIP Agent by reason of taking or continuing to take, or omitting, any action directed by any DIP Lender prior to having any obligation to take or omit to take any such action. Any provision of the DIP Loan Documents authorizing the DIP Agent to take any action does not obligate the DIP Agent to take such action.

(e) Indemnification of DIP Agent. Without duplication of any amounts indemnified pursuant to Section 8(c)(vi), each DIP Lender agrees to indemnify the DIP Agent (to the extent not reimbursed or indemnified by the Borrowers or any other Loan Party and without limiting the obligation of the Borrowers or any other Loan Party to do so) pro rata in accordance with such DIP Lender’s respective Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all fees, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out-of-pocket costs and expenses of any kind or nature whatsoever (including, without limitation, counsel fees and compensation of agents and employees) which may at any time be imposed on, incurred by, or asserted against the DIP Agent (in its capacity as DIP Agent but not as a DIP Lender) in any way relating to or arising out of the DIP Loan Documents (including, without limitation, any obligation of the DIP Agent to indemnify or reimburse a bank, securities intermediary or financial institution under any Segregated Account Control Agreement or other account control agreement entered into by the DIP Agent under the DIP Loan Documents), any transaction contemplated hereby or thereby or any action taken or omitted by the DIP Agent under the DIP Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no DIP Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the DIP Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Required Lenders (or all of the DIP Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9. Without limiting the generality of the foregoing, each DIP Lender agrees to reimburse the DIP Agent (to the extent not reimbursed by the Borrowers or any other Loan Party and without limiting the obligation of the Borrowers or any other Loan Party to do so) promptly upon demand for its ratable share of any out-of-pocket expenses (including the reasonable fees and expenses of counsel to the DIP Agent) incurred by the DIP Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the DIP Loan Documents, any suit or action brought by the DIP Agent to enforce the terms of the DIP Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the DIP Agent and/or the DIP Lenders, and any claim or suit brought against the DIP Agent and/or the DIP Lenders arising under any environmental laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the DIP Lenders on the request of the DIP Agent notwithstanding any claim or assertion that the DIP Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the DIP Agent that the DIP Agent will reimburse the DIP Lenders if it is actually and finally determined by a court of competent jurisdiction that the DIP Agent is not so entitled to indemnification. To the extent permitted by applicable law, no party shall assert, and each party hereby waives, any claim against the DIP Agent, on any theory of liability, for special, indirect, incidental, consequential (including lost profits) or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, hereunder or any DIP Loan Document or instrument contemplated hereby, any DIP Loan or the use of the proceeds thereof regardless of the form of action and whether or not any such damages were foreseeable or contemplated. The agreements and obligations in this Section 9 shall survive, remain operative and in full force and effect regardless of the resignation or replacement of the DIP Agent or payment of the DIP Loans and all other amounts payable hereunder or under the other DIP Loan Documents and the termination of this Agreement. If the Borrowers or any other Loan Party shall reimburse the DIP Agent for any Indemnifiable Amount following payment by any DIP Lender to the DIP Agent in respect of such Indemnifiable Amount pursuant to this Section 9, the DIP Agent shall share such reimbursement on a ratable basis with each DIP Lender making any such payment.

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(f) Lender Credit Decisions. Each of the DIP Lenders expressly acknowledges and agrees that neither the DIP Agent nor any of its Related Parties has made any representations or warranties to such DIP Lender and that no act by the DIP Agent hereafter taken, including any review of the affairs of the Borrowers, any other Loan Party or any other Subsidiary of the Borrowers or any Affiliate, shall be deemed to constitute any such representation or warranty by the DIP Agent to any DIP Lender. Each of the DIP Lenders acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon the DIP Agent, any other DIP Lender or counsel to the DIP Agent, or any of their respective Related Parties, and based on the financial statements of the Borrowers, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrowers, the other Loan Parties, the other Subsidiaries and other Persons, its review of the DIP Loan Documents, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the DIP Lenders also acknowledges that it will, independently and without reliance upon the DIP Agent, any other DIP Lender or counsel to the DIP Agent or any of their respective Related Parties, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the DIP Loan Documents. The DIP Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers or any other Loan Party of the DIP Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrowers, any other Loan Party or any other Subsidiary of the Borrowers. Except for notices, reports and other documents and information expressly required to be furnished to the DIP Lenders by the DIP Agent under this Agreement or any of the other DIP Loan Documents or furnished to the DIP Agent for distribution to the DIP Lenders, the DIP Agent shall have no duty or responsibility to provide any DIP Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers, any other Loan Party or any other Affiliate thereof which may come into possession of the DIP Agent or any of its Related Parties. Each of the DIP Lenders acknowledges that the DIP Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the DIP Agent and is not acting as counsel to any DIP Lender.

(g) Successor Agent. The DIP Agent may (i) resign at any time as DIP Agent under the DIP Loan Documents by giving written notice thereof to the DIP Lenders and the Borrowers or (ii) be removed as DIP Agent by all of the DIP Lenders and the Borrowers upon 30 days’ prior written notice if the DIP Agent is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor DIP Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrowers’ approval, which approval shall not be unreasonably withheld or delayed (except that the Borrowers shall, in all events, be deemed to have approved each DIP Lender and any of its Affiliates as a successor DIP Agent). If no successor DIP Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current DIP Agent’s giving of notice of resignation or giving of notice of removal of the DIP Agent, then the current DIP Agent may, on behalf of the DIP Lenders, at its sole discretion (at the sole cost and expense of the Borrowers, including with respect to reasonable attorneys’ fees and expenses) apply to a court of competent jurisdiction to appoint a successor or for other appropriate relief, and any such resulting appointment or relief shall be binding upon all of the parties; provided that if the DIP Agent shall notify the Borrowers and the DIP Lenders that the DIP Agent elects not to apply to a court for the appointment of a successor or other relief, then such resignation or removal shall nonetheless become effective in accordance with such notice and (1) the DIP Agent shall be discharged from its duties and obligations hereunder and under the other DIP Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the DIP Agent shall instead be made to each DIP Lender directly, until such time as a successor DIP Agent has been appointed as provided for above in this Section; provided, further that such DIP Lenders so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the DIP Agent as if each such DIP Lender were itself the DIP Agent. Upon the acceptance of any appointment as DIP Agent hereunder by a successor DIP Agent, such successor DIP Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current DIP Agent, and the current DIP Agent shall be discharged from its duties and obligations under the DIP Loan Documents (unless earlier discharged in accordance with this Section 9). After any DIP Agent’s resignation hereunder as DIP Agent, the provisions of this Section 9 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was DIP Agent under the DIP Loan Documents. Notwithstanding anything contained herein to the contrary, the DIP Agent may assign its rights and duties under the DIP Loan Documents to any of its Affiliates by giving the Borrowers and each DIP Lender prior written notice.

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The DIP Agent may merge or convert into, or consolidate with, another Person or sell or transfer all or substantially all of its corporate trust business, and any Person into which the DIP Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the DIP Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the DIP Agent shall be the successor of the DIP Agent under the DIP Loan Documents without the execution or filing of any paper or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(h) Collateral.

(i) Subject to Section 9(h)(iv), each DIP Lender hereby authorizes the DIP Agent (acting at the written direction of the Required Lenders), without the necessity of any notice to or further consent from any other DIP Lender, from time to time prior to an Event of Default, to (i) take any action with respect to any DIP Collateral or any DIP Loan Document which may be necessary to perfect and maintain perfected the Liens upon the DIP Collateral granted pursuant to any of the DIP Loan Documents and to enter into such security documents as may be necessary or desirable in connection therewith from time to time and (ii) to consent to the granting by any of the Borrowers or any Subsidiary of the Borrowers of easements, restrictions, covenants, reservations, rights of way and other Liens in the ordinary course of business (or otherwise in connection with a condemnation proceeding), including, without limitation, for use, access, water and sewer liens, telephone and telegraph lines, gas or electric lines, telecommunications leases and other utilities, provided that no such grant, conveyance or encumbrance shall materially impair the utility and operation of the business of the Borrowers and its Subsidiaries or result in a Material Adverse Effect. The DIP Agent shall not have any obligation whatsoever to any DIP Lender or to any other person to assure that the DIP Collateral exists or is owned (whether in fee or by leasehold) by the person purporting to own it or is cared for, protected, or insured or has been encumbered or that the Liens granted to the DIP Agent pursuant to the DIP Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights granted or available to the DIP Agent in any of the DIP Loan Documents.

(ii) The DIP Lenders hereby authorize the DIP Agent (at the written direction of the Required Lenders)to release any Lien granted to or held by the DIP Agent upon any DIP Collateral (x) upon termination of the applicable Commitments and indefeasible payment and satisfaction in full of all of the respective Obligations, (y) as expressly permitted by, but only in accordance with, the terms of the applicable DIP Loan Document, and (z) if approved, authorized or ratified in writing by the Required Lenders (or such greater number of DIP Lenders as this Agreement or any other DIP Loan Document may expressly provide). Notwithstanding anything to the contrary herein, upon request by the DIP Agent at any time, the Required Lenders will confirm in writing the DIP Agent’s authority to release particular types or items of DIP Collateral pursuant to this Section 9(h).

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(iii) Upon any sale and transfer of DIP Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days’ prior written request by the Borrowers, the DIP Agent (at the written direction of the Required Lenders) shall (and is hereby irrevocably authorized by the DIP Lenders to) execute such documents as may be reasonably requested by the Borrowers to evidence the release of the Liens granted to the DIP Agent for the benefit of the Secured Parties upon the Collateral that was sold or transferred; provided, however, that (x) the DIP Agent shall not be required to execute any such document on terms which, in the DIP Agent’s opinion, would expose the DIP Agent to liability or create any obligation or entail any consequence other than the release of such Liens and such releases shall be given without recourse to or representation or warranty by the DIP Agent, and (y) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrowers or any other Loan Party in respect of) all interests retained by the Borrowers or any other Loan Party, including, without limitation, the proceeds of such sale or transfer, all of which shall continue to constitute part of the DIP Collateral. In the event of any sale or transfer of DIP Collateral, or any foreclosure or deed in lieu thereof with respect to any of the DIP Collateral, the DIP Agent shall be authorized to deduct all of the expenses reasonably incurred by the DIP Agent from the proceeds of any such sale, transfer or foreclosure.

(iv) Notwithstanding anything contained in the DIP Loan Documents or otherwise to the contrary, the DIP Agent shall have no obligation whatsoever to any DIP Lender or to any other Person to (w) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any Lien or security interest created under the DIP Loan Documents, or (x) take any steps to preserve rights against any parties with respect to any DIP Collateral, (y) take any action to protect against any diminution in value of the DIP Collateral, or (z) assure that the DIP Collateral exists or is owned by the Borrowers, any other Loan Party or any other Subsidiary of the Borrowers or is cared for, protected or insured, or that the Liens granted to the DIP Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the DIP Agent in this Section 9 or in any of the DIP Loan Documents.

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(i) No Actions.

Each DIP Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any of its Subsidiaries under the DIP Loan Documents with respect to exercising claims against or rights in the DIP Collateral without the written consent of the Required Lenders. For purposes of this Section 9, the term “DIP Lender” includes any Person that is or at any time has been a DIP Lender and the terms and conditions of this provision shall be binding upon such Person at all times and expressly survive any assignment of the Commitment of such Person in whole or in part.

(j) Erroneous Payments.

(i) Each DIP Lender and each other Secured Party hereby severally agrees that if (1) the DIP Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Secured Party (or the lender Affiliate of a Secured Party) or any other Person that has received funds from the DIP Agent or any of its Affiliates, either for its own account or on behalf of a DIP Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the DIP Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (2) any Payment Recipient receives any payment from the DIP Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment or repayment sent by the DIP Agent (or any of its Affiliates) with respect to such payment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment or repayment sent by the DIP Agent (or any of its Affiliates) with respect to such payment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (1) or (2) of this Section 9(j)(i), whether received as a payment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section 9 shall require the DIP Agent to provide any of the notices specified in clauses (1) or (2) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the DIP Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(ii) Without limiting the immediately preceding clause (i), each Payment Recipient agrees that, in the case of clause (i)(2) above, it shall promptly notify the DIP Agent in writing of such occurrence.

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(iii) In the case of either clause (i)(1) or (i)(2) above, such Erroneous Payment shall at all times remain the property of the DIP Agent and shall be held in trust for the benefit of the DIP Agent, and upon demand from the DIP Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the DIP Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon (unless waived by the DIP Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the DIP Agent at an overnight rate determined by the DIP Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions.

(iv) In the event that an Erroneous Payment (or portion thereof) is not recovered by the DIP Agent for any reason, after demand therefor by the DIP Agent in accordance with immediately preceding clause (iii), from any DIP Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such DIP Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the DIP Agent and upon the DIP Agent’s written notice to such DIP Lender, such DIP Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its DIP Loans (but not its Commitments) in the amount of such portion to the DIP Agent or, at the option of the DIP Agent, the DIP Agent’s applicable lending Affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the DIP Agent may specify) (such assignment of the DIP Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the DIP Agent or its applicable lending Affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the DIP Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning DIP Lender and upon such revocation all of the DIP Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such DIP Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (iv) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor and (2) the provisions of this clause (iv) shall govern in the event of any conflict with the terms and conditions of Section 8(d).

(v) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the DIP Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any DIP Loan Document, or otherwise payable or distributable by the DIP Agent to such Payment Recipient from any source, against any amount due to the DIP Agent under this Section 9(j)(v) or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received, except, in each case of clauses (y) and (z), to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the DIP Agent from the Borrowers or any other Loan Party for the purpose of making a payment on the Obligations.

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(vi) Each party’s obligations under this Section 9(j) shall survive the resignation or replacement of the DIP Agent or any transfer of right or obligations by, or the replacement of, a DIP Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any DIP Loan Document.

(vii) Nothing in this Section 9(j) will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.

(k) Liability of DIP Agent.

(i) Notwithstanding any other provision of the DIP Loan Documents, the DIP Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request or direction of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment; provided that no action taken or not taken by the DIP Agent at the direction of the Required Lenders (or such other number or percentage of DIP Lenders as is required hereunder) shall be considered gross negligence or willful misconduct of the DIP Agent. The DIP Agent shall not be responsible in any manner for any recital, statement, representation or warranty made by the Borrowers or any officer thereof, contained herein or in any other DIP Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the DIP Agent under or in connection with, this Agreement or any other DIP Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other DIP Loan Document, or for the creation, perfection or priority of any Liens purported to be created by any of the DIP Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any DIP Collateral, or to make any inquiry respecting the performance by the Borrowers of its obligations hereunder or under any other DIP Loan Document, or for any failure of the Borrowers or any other party to any DIP Loan Document to perform its obligations hereunder or thereunder.

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(ii) The DIP Agent shall not be required to use, risk or advance its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder. In no event shall the DIP Agent be liable, directly or indirectly, for any special, indirect, punitive or consequential loss or damages of any kind whatsoever (including without limitation, lost profits), even if the DIP Agent has been advised of the possibility of such damages and regardless of the form of action.

(iii) The DIP Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing. The DIP Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the DIP Agent to liability or that is contrary to any DIP Loan Document or applicable law. The DIP Agent shall have no liability for any action taken, or errors in judgment made, in the absence of bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment) by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts.

(iv) Neither the DIP Agent nor any of its directors, officers, employees, agents or Affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Borrowers, or any of their directors, members, officers, agents, Affiliates or employees, nor shall it have any liability in connection with the malfeasance or nonfeasance by such parties. The DIP Agent may assume performance by all such persons of their respective obligations. Further, in determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a DIP Lender, the DIP Agent may presume that such condition is satisfactory to such DIP Lender unless the DIP Agent shall have received written notice to the contrary from such DIP Lender prior to the making of such Loan.

(v) The DIP Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including any act or provision of any present or future law or regulation or governmental authority; acts of god; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; pandemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the federal reserve bank wire or telex or other wire or communication facility. The DIP Agent shall have the right to, unilaterally and without prior notice, remove itself or not comply with any obligation that would reasonably be expected to result in violation of applicable sanctions, embargo and any similar laws (collectively, “Embargo Rules”). The parties hereto expressly agree that the DIP Agent shall not be liable for not performing and/or delaying the receipt or the payment of any amount solely due to the DIP Agent’s compliance actions as required by with Embargo Rules.

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(vi) Notwithstanding anything in this Agreement or any other DIP Loan Document to the contrary, the DIP Agent shall have no obligation to file or record any financing statements, notices, instruments, documents, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate any security interest granted to the DIP Agent pursuant to any DIP Loan Document or (ii) enable the Agent to exercise and enforce its rights under any DIP Loan Document. In addition, the Agent shall have no responsibility or liability (i) in connection with the acts or omissions of any person in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the DIP Collateral or the perfection and priority of such security interest.

(vii) Whenever reference is made in this Agreement or any other DIP Loan Document to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted to be taken by the DIP Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the DIP Agent (except for the DIP Agent’s ability to enter into any amendment to the Agent Fee Letter or any other DIP Loan Document to which it is a party when such amendment affects the rights and obligations of the DIP Agent, each of which shall be made in the DIP Agent’s sole discretion), it is understood that in all cases that the DIP Agent shall not have any duty to act, and shall be fully justified in failing or refusing to take any such action, if it has not received written direction, advice or concurrence from the Required Lenders (or such other number or percentage of DIP Lenders as is required hereof) in respect of such action.

(l) Except as otherwise provided by applicable law, the DIP Agent shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature for other customers in similar transactions but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ other respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by applicable law; (c) to the DIP Agent’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (d) to the extent such Information becomes publicly available other than as a result of a breach of this Section actually known by the DIP Agent to be a breach of this Section; (e) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority having jurisdiction over it. Notwithstanding the foregoing, the DIP Agent may disclose any such confidential information, without notice to any other party, to Governmental Authorities in connection with any regulatory examination of the DIP Agent or in accordance with the regulatory compliance policy of the DIP Agent. As used in this Section, the term “Information” means all information received from any DIP Lender, other than any such information that is available to the DIP Agent on a nonconfidential basis prior to disclosure by the DIP Lender, provided that, in the case of any such information received from the DIP Lender after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to the confidential information of other customers in similar transactions.

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Section 10. Collateral Matters.

(a) Grant of Security Interest. Subject to the entry and the terms of the DIP Order and subject further to Section 2(f)(ii) and Section 2(n), the Obligations shall be and hereby are secured by valid, enforceable, perfected and non-avoidable Liens in and to the DIP Collateral (any and all such charges, liens and security interests contemplated by the foregoing, collectively, the “DIP Liens”), which DIP Liens shall be automatically perfected upon the entry of the Interim DIP Order without the need for any further action by the DIP Lenders, the DIP Agent, any other Secured Party or the Borrowers, including the filing of any financing statements or the recording of any mortgages. Such DIP Liens shall be granted pursuant to sections 364(c)(2), (c)(3) and (d)(1) of the Bankruptcy Code, as applicable, and shall have the priority as set forth in the DIP Order (and shall in no event be deemed to result in a breach, Default or Event of Default hereunder or under any other Loan Document). For the avoidance of doubt, no Excluded Asset will be secured or perfected by the DIP Liens.

(b) UCC Financing Statements; DIP Order. Subject to Section 9(h)(iv), each Loan Party authorizes the Required Lenders to file, transmit or communicate, as applicable, from time to time, UCC financing statements, along with amendments and modifications thereto, in all filing offices selected by the Required Lenders, listing such Loan Party as the Debtor and the DIP Agent as the Secured Party, and describing the collateral covered thereby in such manner as the Required Lenders may elect, including using descriptions such as “all personal property of debtor” or “all assets of debtor,” or words of similar effect, in each case without such Loan Party’s signature. Each Loan Party also hereby ratifies its authorization for the Required Lenders to have filed, in any filing office, any UCC financing statements filed prior to the date hereof. This Agreement, the DIP Order and such other DIP Loan Documents supplement each other, and the grants, priorities, rights and remedies of the DIP Agent hereunder and thereunder are cumulative. Notwithstanding anything to the contrary in this Agreement or any other DIP Loan Document, (x) the security interest hereunder shall be deemed to be a valid, binding, continuing, enforceable and fully perfected Lien on the DIP Collateral by entry of any DIP Order and (y) neither the DIP Agent nor any other Secured Party shall be required to file any UCC financing statements, notices of Liens or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Liens and security interests granted by or pursuant to this Agreement, the DIP Order or any other DIP Loan Document. The security interest, the priority of the security interest, and the other rights and remedies granted to the Secured Parties pursuant to this Agreement, the DIP Order and the other DIP Loan Documents (specifically including but not limited to the existence, validity, enforceability, extent, perfection and priority of the security interest) and the administrative superpriority provided herein and therein shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Loan Party (pursuant to section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Bankruptcy Cases, or by any other act or omission whatsoever.

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(c) Perfection Limitations. Notwithstanding the foregoing, neither the DIP Agent nor Borrower and its Subsidiaries shall in any event be required to maintain or perfect the DIP Agent’s security interest in the Collateral by: (i) the filing of any intellectual property security agreements, (ii) entry into any landlord waiver, collateral access or similar agreements, (ii) except with respect to the Segregated Account, entry into any control agreements, or (iv) entry into any mortgages. In no event shall any perfection actions be required with respect to any Excluded Asset.

(d) Power of Attorney. Without limiting any of the DIP Agent’s other rights under this Agreement or any other DIP Loan Document, each Loan Party hereby grants to the DIP Agent an irrevocable power of attorney, coupled with an interest, authorizing and permitting the DIP Agent (acting through any of its officers, employees, attorneys or agents), at the DIP Agent’s option but without obligation, with or without notice to such Loan Party, and at each Loan Party’s expense, to do any or all of the following, in such Loan Party’s name or otherwise, in each case at the written direction of the Required Lenders:

(i) at any time, when an Event of Default has occurred and is continuing, (A) execute on behalf of such Loan Party any documents that the DIP Agent (at the written direction of the Required Lenders, in their sole discretion) may deem advisable in order to perfect, protect and maintain the DIP Agent’s security interests, and priority thereof, in the DIP Collateral and to fully consummate all the transactions contemplated by this Agreement and the other DIP Loan Documents (including such financing statements and continuation financing statements, and amendments or other modifications thereto, as the DIP Agent (at the written direction of the Required Lenders) shall deem necessary or appropriate), (B) endorse such Loan Party’s name on all checks and other forms of remittances received by the DIP Agent, (C) pay any sums required on account of such Loan Party’s taxes or to secure the release of any Liens therefor, (D) pay any amounts necessary to obtain, or maintain in effect, any of the insurance, (E) receive and otherwise take control in any manner of any cash or non-cash items of payment or proceeds of DIP Collateral, (F) receive, open and dispose of all mail addressed to such Loan Party at any post office box or lockbox maintained by the DIP Agent for such Loan Party or at any other business premises of the DIP Agent and (G) endorse or assign to the DIP Agent on such Loan Party’s behalf any portion of DIP Collateral evidenced by an agreement, Instrument or Document; and

(ii) at any time, after the occurrence and during the continuance of an Event of Default, (A) execute on behalf of such Loan Party any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the DIP Collateral or in which the DIP Agent has an interest, (B) execute on behalf of such Loan Party any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic’s, materialman’s or other Lien, (C) execute on behalf of such Loan Party any notice to any Account Debtor, (D) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same, (E) grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith, (F) settle and adjust, and give releases of, any insurance claim that relates to any of the DIP Collateral and obtain payment therefor, (G) instruct any third party having custody or control of any DIP Collateral or books or records belonging to, or relating to, such Loan Party to give the DIP Agent the same rights of access and other rights with respect thereto as the DIP Agent has under this Agreement or any other DIP Loan Document, (H) change the address for delivery of such Loan Party’s mail, (I) vote any right or interest with respect to any Investment Property, and (J) instruct any Account Debtor to make all payments due to any Loan Party directly to the DIP Agent.

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Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable attorneys’ fees (internal and external counsel) of the DIP Agent with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Each Loan Party agrees that the DIP Agent’s rights under the foregoing power of attorney and any of the DIP Agent’s other rights under this Agreement or the other DIP Loan Documents shall not be construed to indicate that the DIP Agent is in control of the business, management or properties of any Loan Party.

Section 11. Remedies with Respect to Collateral. Subject to the DIP Order, without limiting any rights or remedies the DIP Agent may have pursuant to this Agreement, the other DIP Loan Documents, under applicable law or otherwise, upon the occurrence and during the continuation of an Event of Default, notwithstanding the provisions of section 362 of the Bankruptcy Code and without further order of the Bankruptcy Court:

(a) Any and All Remedies. The DIP Agent (at the written direction of the Required Lenders) may take any and all actions and avail itself of any and all rights and remedies available to the DIP Agent under this Agreement, the DIP Order, any other DIP Loan Document, under law or in equity, and the rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law or otherwise.

(b) Collections; Modifications of Terms. The DIP Agent (at the written direction of the Required Lenders) may, but shall be under no obligation to: (i) notify all appropriate parties that the DIP Collateral, or any part thereof, has been assigned to, or is subject to a security interest in favor of, the DIP Agent; (ii) demand, sue for, collect and give receipts for and take all necessary or desirable steps to collect any DIP Collateral or proceeds in its or any Loan Party’s name, and apply any such collections against the Obligations as provided in Section 6; (iii) take control of any DIP Collateral and any cash and non-cash proceeds of any DIP Collateral; (iv) enforce, compromise, extend, renew settle or discharge any rights or benefits of each Loan Party with respect to or in and to any DIP Collateral, or deal with the DIP Collateral as the DIP Agent (at the written direction of the Required Lenders) may deem advisable; and (v) make any compromises, exchanges, substitutions or surrenders of DIP Collateral the DIP Agent (at the written direction of the Required Lenders) deems necessary or proper in its reasonable determination, including extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the DIP Collateral, all of which may be effected without notice to, consent of, or any other action of any Loan Party and without otherwise discharging or affecting the Obligations, the DIP Collateral or the security interests granted to the DIP Agent under this Agreement, the DIP Order or any other DIP Loan Document.

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(c) Possession and Assembly of Collateral. The DIP Agent (at the written direction of the Required Lenders) may, but shall not be obligated to, take possession of the DIP Collateral and/or, without removal, render each Loan Party’s Equipment unusable. Upon the DIP Agent’s request, each Loan Party shall assemble the DIP Collateral and make it available to the DIP Agent at one or more places designated by the DIP Agent.

(d) Set-off. Each DIP Lender and its Affiliates may and, without any notice to, consent of or any other action by any Loan Party (such notice, consent or other action being expressly waived), set-off or apply (i) any and all deposits (general or special, time or demand, provisional or final) at any time held by or for the account of the DIP Lender or any Affiliate of the DIP Lender and (ii) any Indebtedness at any time owing by the DIP Lender or any Affiliate of the DIP Lender or any participant in the Loans, as the case may be, to or for the credit or the account of any Loan Party to the repayment of the Obligations, irrespective of whether any demand for payment of the Obligations has been made.

(e) Sale, Lease, etc. of Collateral. The DIP Agent (at the written direction of the Required Lenders) may, without demand, advertising or notice, all of which each Loan Party hereby waives (except as the same may be required by the UCC or other applicable law and is not waivable under the UCC or such other applicable law), at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as determined by the DIP Agent (at the written direction of the Required Lenders) (provided that such price and terms are commercially reasonable within the meaning of the UCC to the extent such sale or other disposition is subject to the UCC requirements that such sale or other disposition must be commercially reasonable), (A) sell, lease, license or otherwise dispose of any and all DIP Collateral and/or (B) deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all DIP Collateral. The DIP Agent (at the written direction of the Required Lenders) may sell, lease, license or otherwise dispose of any DIP Collateral in its then-present condition or following any preparation or processing deemed necessary by the Required Lenders in their reasonable discretion. The DIP Agent (at the written direction of the DIP Lenders) may be the purchaser at any such public or private sale or other disposition of DIP Collateral, and in such case the DIP Agent may make payment of all or any portion of the purchase price therefor by the application of all or any portion of the Obligations due to the Secured Parties to the purchase price payable in connection with such sale or disposition. The DIP Agent may (if directed in writing by the Required Lenders) postpone or adjourn any sale or other disposition of any DIP Collateral from time to time by an announcement at the time and place of the sale or disposition to be so postponed or adjourned without being required to give a new notice of sale or disposition; provided that the DIP Agent shall provide the applicable Loan Party with ten (10) Business Days’ written notice of the time and place of such postponed or adjourned sale or disposition. Each Loan Party hereby acknowledges and agrees that the DIP Agent’s compliance with any requirements of applicable law in connection with a sale, lease, license or other disposition of DIP Collateral will not be considered to adversely affect the commercial reasonableness of any sale, lease, license or other disposition of such DIP Collateral.

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(f) Deficiency. Each Loan Party shall remain liable for all amounts of the Obligations remaining unpaid as a result of any deficiency of the proceeds of the sale, lease, license or other disposition of DIP Collateral after such Proceeds are applied to the Obligations as provided in this Agreement.

(g) Investment Property; Voting and Other Rights. All rights of each Loan Party to exercise any of the voting and other consensual rights which it would otherwise be entitled to exercise in accordance with the terms hereof with respect to any Investment Property, and to receive any dividends, payments, and other distributions which it would otherwise be authorized to receive and retain in accordance with the terms hereof with respect to any Investment Property, shall immediately, at the election of DIP Agent (at the written direction of the Required Lenders and without requiring any notice) cease, and all such rights shall thereupon become vested solely in the DIP Agent, and the DIP Agent (at the written direction of the Required Lenders) shall thereupon be solely authorized and empowered, without notice, to (A) transfer and register in its name, or in the name of its nominee, the whole or any part of the Investment Property, it being acknowledged by each Loan Party that any such transfer and registration may be effected by the DIP Agent through its irrevocable appointment as attorney-in-fact pursuant to clause (h) below and Section 10(d) above, (B) exchange certificates or instruments representing or evidencing Investment Property for certificates or instruments of smaller or larger denominations, (C) exercise the voting and all other rights as a holder with respect to all or any portion of the Investment Property (including all economic rights, all control rights, authority and powers, and all status rights of each Loan Party as a member or as a shareholder (as applicable) of its Subsidiaries), (D) collect and receive all dividends and other payments and distributions made thereon, (E) notify the parties obligated on any Investment Property to make payment to the DIP Agent of any amounts due or to become due thereunder, (F) endorse instruments in the name of each Loan Party to allow collection of any Investment Property, (G) enforce collection of any of the Investment Property by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any liabilities of any nature of any Person with respect thereto, (H) consummate any sales of Investment Property or exercise any other rights as set forth herein, (I) otherwise act with respect to the Investment Property as though the DIP Agent was the outright owner thereof and (J) exercise any other rights or remedies the DIP Agent may have under the UCC, other applicable law or otherwise.

84

(h) Irrevocable Proxy. EACH LOAN PARTY OBLIGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE DIP AGENT AS ITS PROXY AND ATTORNEY-IN-FACT FOR SUCH LOAN PARTY WITH RESPECT TO ALL OF EACH SUCH LOAN PARTY’S INVESTMENT PROPERTY WITH THE RIGHT, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, WITHOUT NOTICE, TO TAKE ANY OF THE FOLLOWING ACTIONS, AT THE WRITTEN DIRECTION OF THE REQUIRED LENDERS: (A) TRANSFER AND REGISTER IN THE DIP AGENT’S NAME, OR IN THE NAME OF ITS NOMINEE, THE WHOLE OR ANY PART OF THE INVESTMENT PROPERTY, (B) VOTE THE PLEDGED EQUITY, WITH FULL POWER OF SUBSTITUTION TO DO SO, (C) RECEIVE AND COLLECT ANY DIVIDEND OR ANY OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF, OR IN EXCHANGE FOR, THE INVESTMENT PROPERTY OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO ANY LOAN PARTY FOR THE SAME, (D) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES, AND REMEDIES (INCLUDING ALL ECONOMIC RIGHTS, ALL CONTROL RIGHTS, AUTHORITY AND POWERS, AND ALL STATUS RIGHTS OF EACH LOAN PARTY AS A MEMBER OR AS A SHAREHOLDER (AS APPLICABLE) OF ITS SUBSIDIARY) TO WHICH A HOLDER OF THE EQUITY INTERESTS IN THE LOAN PARTY’S SUBSIDIARY WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE EQUITY INTERESTS, GIVING OR WITHHOLDING WRITTEN CONSENTS OF MEMBERS OR SHAREHOLDERS, CALLING SPECIAL MEETINGS OF MEMBERS OR SHAREHOLDERS, AND VOTING AT SUCH MEETINGS), AND (E) TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH THE DIP AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF THE DIP AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE VALID AND IRREVOCABLE UNTIL (x) ALL OF THE OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL IN CASH IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, (y) THE DIP AGENT HAVE NO FURTHER OBLIGATIONS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, AND (z) THE COMMITMENTS UNDER THIS AGREEMENT HAVE EXPIRED OR HAVE BEEN TERMINATED (IT BEING UNDERSTOOD AND AGREED THAT SUCH OBLIGATIONS WILL BE AUTOMATICALLY REINSTATED IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY THE DIP AGENT FOR ANY REASON WHATSOEVER, INCLUDING AS A PREFERENCE, FRAUDULENT CONVEYANCE, OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY, OR SIMILAR LAW, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING ALL REASONABLE INTERNAL AND EXTERNAL ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY THE DIP AGENT IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL HEREBY BE DEEMED TO BE INCLUDED AS A PART OF THE OBLIGATIONS). SUCH APPOINTMENT OF DIP AGENT AS PROXY AND AS ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN ANY GOVERNING DOCUMENTS OF ANY LOAN PARTY OR OTHERWISE.

85

(i) Securities Laws. With respect to any disposition as to which the Securities Act or analogous state securities laws is applicable, each Loan Party hereby waives any objection to sale in a compliant manner, and agrees that the DIP Agent has no obligation to obtain the maximum possible price for the DIP Collateral so long as the DIP Agent (at the written direction of the Required Lenders) proceeds in a commercially reasonable manner. Without limiting the generality of the foregoing, each Loan Party agrees that in conducting a disposition of the DIP Collateral as to which the Securities Act or analogous state securities laws applies, the DIP Agent (at the written direction of the Required Lenders) may seek to sell the DIP Collateral by private placement, and may restrict bidders and prospective purchasers to those who are willing to represent that they are purchasing for investment only and not for distribution and who otherwise satisfy qualifications designed to ensure compliance with the Securities Act and analogous state securities laws. Each Loan Party acknowledges that in order to protect the DIP Agent’s interest, it may be necessary to sell the DIP Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, including, without limitation, a public offering under the Securities Act. In order to address these potential compliance requirements, the DIP Agent (at the written direction of the Required Lenders) may solicit offers to purchase the DIP Collateral from a limited number of bidders reasonably believed by the DIP Agent (at the written direction of the Required Lenders) to be institutional investors or accredited investors. If the DIP Agent solicits offers in a commercially reasonable manner, then acceptance by the DIP Agent of one or more of the offers shall be deemed to be a commercially reasonable method of disposition of the DIP Collateral and the DIP Agent will not be responsible or liable for selling all or any portion of the DIP Collateral at a price that the DIP Agent (at the written direction of the Required Lenders, acting in good faith) deems to be reasonable. The DIP Agent is under no obligation to delay a disposition of any portion of the DIP Collateral that are securities under the Securities Act or applicable “Blue Sky” or other state securities law for the period of time necessary to permit any Loan Party to register the securities for public sale under the Securities Act or under applicable “Blue Sky” or other state securities laws, even if a Loan Party agrees to do so. In addition, to the extent not prohibited by applicable law, each Loan Party waives any right to prior notice (except to the extent expressly provided in this Agreement) or judicial hearing in connection with the taking possession or the disposition of any of the DIP Collateral, including any right which Loan Party otherwise would have.

(j) Receiver of the DIP Agent. The DIP Agent, at its option, at the written direction of the Required Lenders, may obtain the appointment of a receiver to take possession of the Investment Property and, at the option of the DIP Agent, a receiver may be empowered (i) to collect, receive and enforce all distributions, (ii) to exercise the rights of the DIP Agent as provided in this Agreement, (iii) to collect all other amounts owed to any Loan Party in respect of the Investment Property as and when due to any Loan Party, (iv) to otherwise collect, sell or dispose of the Investment Property, (v) to exercise all rights in and under the Investment Property; and (vi) to turn over all net proceeds to the DIP Agent. Each Loan Party irrevocably and unconditionally agrees that a receiver may be appointed by a court to take the actions listed above without regard to the adequacy of the security for the Obligations, and the actions of the receiver may be taken in the name of the receiver, any Loan Party or the DIP Agent.

(k) Election of Remedies. The DIP Agent (at the written direction of the Required Lenders) shall have the right to determine which rights, security, Liens or remedies the DIP Agent may at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way impairing, modifying or affecting any of the DIP Agent’s other rights, security, Liens or remedies with respect to any DIP Collateral or any of the DIP Agent’s rights or remedies under this Agreement or any other DIP Loan Document.

(l) Lender’s Obligations. Each Loan Party agrees that the DIP Agent shall not have any obligation to preserve rights to any DIP Collateral against prior parties or to marshal any DIP Collateral of any kind for the benefit of any other creditor of any Loan Party or any other Person. The DIP Agent shall not be responsible to any Loan Party or any other Person for loss or damage resulting from the DIP Agent’s failure to enforce its Liens or collect any DIP Collateral or proceeds or any monies due or to become due under the Obligations or any other liability or obligation of any Loan Party to any Secured Party.

(m) Waiver of Rights by Loan Parties. Except as otherwise expressly provided for in this Agreement or by non-waivable applicable law, each Borrower, on behalf of itself and the other Loan Parties, waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the DIP Agent on which any Loan Party may in any way be liable, and hereby ratifies and confirms whatever the DIP Agent may do in this regard, (ii) subject to the terms of the DIP Order, all rights to notice and a hearing prior to the DIP Agent’s taking possession or control of, or to the DIP Agent’s replevy, attachment or levy upon, the DIP Collateral or any bond or security which might be required by any court prior to allowing the DIP Agent to exercise any of its remedies and (iii) the benefit of all valuation, appraisal, marshaling and exemption laws. If any notice of a proposed sale or other disposition of any part of the DIP Collateral is required under applicable law, each Loan Party agrees that ten (10) calendar days prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made is commercially reasonable. Each Borrower, acknowledges, on behalf of itself and the other Loan Parties, that it has been advised by counsel of its choice with respect to the effect of the foregoing waivers and this Agreement, the other DIP Loan Documents and the transactions evidenced by this Agreement and the other DIP Loan Documents.

[Signature Pages Follow]

86

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date and year first written above.

FAT BRANDS ROYALTY I, LLC,
as a FBG DIP Borrower

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

FAT BRANDS FAZOLI’S NATIVE I, LLC,
as a FBG DIP Borrower

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

FAT BRANDS GFG ROYALTY I, LLC,
as a FBG DIP Borrower

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

TWIN HOSPITALITY I, LLC,
as a Twin DIP Borrower

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

[FBG & Twin – DIP Credit Agreement]

FAT BRANDS, INC.,
as Parent

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

TWIN HOSPITALITY GROUP INC.,
as Twin Manager

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

[FBG & Twin – DIP Credit Agreement]

ACKNOWLEGED AND AGREED:

BUFFALO’S FRANCHISE CONCEPTS INC.

PONDEROSA FRANCHISING COMPANY LLC

PONDEROSA INTERNATIONAL DEVELOPMENT, INC.

PUERTO RICO PONDEROSA INC.

HURRICANE AMT, LLC

EB FRANCHISES, LLC

JOHNNY ROCKETS LICENSING CANADA, LLC

FATBURGER NORTH AMERICA, INC.

BONANZA RESTAURANT COMPANY LLC

YALLA MEDITERRANEAN FRANCHISING COMPANY, LLC

JOHNNY ROCKETS LICENSING, LLC

FAT VIRTUAL RESTAURANTS LLC

HDOS FRANCHISE BRANDS, LLC

HDOS FRANCHISING, LLC

HDOS SHOWCASE, LLC

HDOS BRAND AND MARKETING FUND, LLC

MARBLE SLAB FRANCHISE BRANDS, LLC

MARBLE SLAB FRANCHISING, LLC

MSC CORPORATE HOLDINGS, LLC

MARBLE SLAB BRAND AND MARKETING FUND LLC

AFB DISSOLUTION LLC

GAC FRANCHISE BRANDS,LLC

GAC FRANCHISING, LLC

GAC CORPORATE HOLDINGS, LLC

GAC BRAND AND MARKETING FUND, LLC

MINI BAKE BY GREAT AMERICAN COOKIES, LLC

MINI-BAKE BY GAC LLC

GAC MANUFACTURING, LLC

MAGGIEMOO’S FRANCHISE BRANDS, LLC

MAGGIEMOO’S FRANCHISING, LLC

MAGGIEMOO’S BRAND AND MARKETING FUND

PM FRANCHISE BRANDS, LLC

PM CORPORATE HOLDINGS, LLC

PM FRANCHISING, LLC

PM BRAND AND MARKETING FUND, LLC

GAC SUPPLY, LLC

PT FRANCHISE BRANDS, LLC

PT FRANCHISING, LLC

PT BRAND AND MARKETING FUND, LLC

ROUND TABLE PIZZA, INC.

ROUND TABLE ADVERTISING LLC

ROUND TABLE ADVERTISING FUND

[FBG & Twin – DIP Credit Agreement]

ROUND TABLE FRANCHISE CORPORATION

FAZOLI’S GROUP, INC.

FAZOLI’S RESTAURANT GROUP, INC.

FAZOLI’S PROMOTIONS, INC.

FAZOLI’S FRANCHISING SYSTEMS, LLC

FAZOLI’S FRANCHISING SYSTEMS CANADA, LLC

FAZOLI’S SYSTEMS MANAGEMENT, LLC

FAZOLI’S JOINT VENTURE, LTD.

FAZOLI’S HOLDING, LLC.

NATIVE GRILL AND WINGS FRANCHISING, LLC,

each as a FBG Subsidiary Guarantor

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

[FBG & Twin – DIP Credit Agreement]

TWIN PEAKS BUYER, LLC

TWIN RESTAURANT HOLDING, LLC

TWIN RESTAURANT RE, LLC

TWIN RESTAURANT SARASOTA RE

TWIN RESTAURANT LIVE OAK RE, LLC

TWIN RESTAURANT MCKINNEY RE, LLC

TWIN RESTAURANT TERRELL RE, LLC

TWIN RESTAURANT PLANO RE, LLC

TWIN RESTAURANT NORTHLAKE RE, LLC

TWIN RESTAURANT IP, LLC

TWIN RESTAURANT DEVELOPMENT, LLC

TWIN RESTAURANT INVESTMENT COMPANY, LLC

TWIN RESTAURANT N IRVING, LLC

TWIN RESTAURANT N IRVING BEVERAGE HOLDING, LLC

TWIN RESTAURANT SAN ANTONIO

TWIN RESTAURANT SAN ANTONIO BEVERAGE HOLDING, LLC

TWIN RESTAURANT WESTERN CENTER, LLC

TWIN RESTAURANT WESTERN CENTER BEVERAGE HOLDING, LLC

TWIN RESTAURANT ODESSA, LLC

TWIN RESTAURANT ODESSA BEVERAGE HOLDING, LLC

TWIN RESTAURANT DENVER, LLC

TWIN RESTAURANT CENTENNIAL, LLC

TWIN RESTAURANT DENVER, LLC

TWIN RESTAURANT BROOMFIELD, LLC

TWIN RESTAURANT VIVA LAS VEGAS, LLC

TWIN RESTAURANT INVESTMENT COMPANY II, LLC

TWIN RESTAURANT EL PASO, LLC

TWIN RESTAURANT EL PASO BEVERAGE HOLDING, LLC

TWIN RESTAURANT NEW MEXICO, LLC

TWIN RESTAURANT FRANCHISE, LLC

TWIN RESTAURANT INTERNATIONAL FRANCHISE, LLC

TWIN RESTAURANT SUNLAND PARK, LLC

TWIN RESTAURANT SUNLAND PARK BEVERAGE HOLDING, LLC

TWIN RESTAURANT WESTOVER, LLC

TWIN RESTAURANT WESTOVER BEVERAGE HOLDING, LLC

TWIN RESTAURANT PARK NORTH, LLC

TWIN RESTAURANT PARK NORTH MANAGEMENT, LLC

TWIN RESTAURANT PARK NORTH BEVERAGE HOLDING, LLC

TWIN RESTAURANT S FORT WORTH, LLC

TWIN RESTAURANT S FORT WORTH BEVERAGE HOLDING, LLC

TWIN RESTAURANT WARRENVILLE, LLC

TWIN RESTAURANT LV-2 LLC

TWIN RESTAURANT LITTLE ROCK, LLC

TWIN RESTAURANT OAKBROOK, LLC

TP FRANCHISE VENTURE I, LLC

[FBG & Twin – DIP Credit Agreement]

TP TEXAS RESTAURANT SERVICES, LLC

TP TEXAS BEVERAGE SERVICES, LLC

TP FRANCHISE AUSTIN, LLC

TP FRANCHISE ROUND ROCK, LLC

TP TEXAS BEVERAGES, LLC

TWIN RESTAURANT, LLC

TWIN RESTAURANT JV HOLDING, LLC

TPJV2, LLC

TWIN RESTAURANT JV MANAGEMENT, LLC

TP GA, LLC

TWIN RESTAURANT NEWPORT NEWS, LLC

TWIN RESTAURANT KISSIMMEE, LLC

TWIN RESTAURANT CITRUS PARK, LLC

TWIN RESTAURANT CHESAPEAKE, LLC

TWIN RESTAURANT TYNGSBORO, LLC

TWIN RESTAURANT VIRGINIA BEACH, LLC

TWIN RESTAURANT MCKINNEY, LLC

TWIN RESTAURANT MCKINNEY BEVERAGE HOLDING, LLC

TWIN RESTAURANT BEVERAGE HOLDING, LLC

TWIN RESTAURANT BEVERAGE – TEXAS, LLC

TWIN RESTAURANT LEWISVILLE, LLC

TWIN RESTAURANT SAN MARCOS, LLC

TWIN RESTAURANT SAN MARCOS MANAGEMENT, LLC

TWIN RESTAURANT SAN MARCOS BEVERAGE HOLDING, LLC

TWIN RESTAURANT FRISCO, LLC

TWIN RESTAURANT MIDLAND, LLC

TWIN RESTAURANT MIDLAND BEVERAGE HOLDING, LLC

TWIN RESTAURANT LIVE OAK, LLC

TWIN RESTAURANT LIVE OAK MANAGEMENT, LLC

TWIN RESTAURANT LIVE OAK BEVERAGE HOLDING, LLC

TWIN RESTAURANT SAN ANGELO, LLC

TWIN RESTAURANT SAN ANGELO MANAGEMENT, LLC

TWIN RESTAURANT SAN ANGELO BEVERAGE HOLDING, LLC

TWIN RESTAURANT AMARILLO, LLC

TWIN RESTAURANT AMARILLO MANAGEMENT, LLC

TWIN RESTAURANT AMARILLO BEVERAGE HOLDING, LLC

TWIN RESTAURANT BURLESON, LLC

TWIN RESTAURANT BURLESON MANAGEMENT, LLC

TWIN RESTAURANT BURLESON BEVERAGE HOLDING, LLC

TWIN RESTAURANT GRAND PRAIRIE, LLC

TWIN RESTAURANT GRAND PRAIRIE MANAGEMENT, LLC

TWIN RESTAURANT GRAND PRAIRIE BEVERAGE HOLDING, LLC

TWIN RESTAURANT LAKELAND, LLC

[FBG & Twin – DIP Credit Agreement]

TWIN RESTAURANT BRANDON, LLC

TWIN RESTAURANT SARASOTA, LLC

TWIN RESTAURANT NORTHLAKE, LLC

TWIN RESTAURANT NORTHLAKE BEVERAGE HOLDING, LLC,

TWIN RESTAURANT PLANO, LLC

TWIN RESTAURANT PLANO BEVERAGE HOLDING, LLC

TWIN RESTAURANT TERRELL, LLC

TWIN RESTAURANT TERRELL BEVERAGE HOLDING, LLC

TWIN RESTAURANT FL PAYROLL, LLC

BARBEQUE INTEGRATED, INC.

SMOKEY BONES, LLC

GMR OF PENNSYLVANIA-SB PROPERTIES, LLC

INTEGRATED CARD SOLUTIONS, LLC,

each as a Twin Subsidiary Guarantor

By:	/s/ John C. DiDonato
Name:	John C. DiDonato
Title:	Chief Restructuring Officer

UMB BANK, N.A.,
as DIP Agent

By:	/s/ Prital K. Patel
Name:	Prital K. Patel
Title:	Vice President

[FBG & Twin – DIP Credit Agreement]

AXONIC STRUCTURED OPPORTUNITIES MASTER FUND, LP,
as FBG DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting officer

AXONIC STRUCTURED OPPORTUNITIES MASTER FUND, LP,
as Twin DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting officer

AXONIC COMMERCIAL REAL ESTATE DEBT MASTER FUND,
as FBG DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting Officer

AXONIC COMMERCIAL REAL ESTATE DEBT MASTER FUND,
as Twin DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting Officer

AXONIC ALTERNATIVE INCOME FUND,
as FBG DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting Officer

[FBG & Twin – DIP Credit Agreement]

AXONIC ALTERNATIVE INCOME FUND,
as Twin DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting Officer

AXONIC STRATEGIC INCOME FUND,
as FBG DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting Officer

AXONIC STRATEGIC INCOME FUND,
as Twin DIP Lender

By:	Axonic Capital LLC, its Investment Manager

By:	/s/ Joe Castellano
Name:	Joe Castellano
Title:	Chief Accounting Officer

BARCLAYS BANK PLC,
as FBG DIP Lender

By:	/s/ Erick Jerrard
Name:	Erik Jerrard
Title:	Director

BARCLAYS BANK PLC,
as Twin DIP Lender

By:	/s/ Erick Jerrard
Name:	Erik Jerrard
Title:	Director

BOTTICELLI, LLC,
as FBG DIP Lender

By:	/s/ Thomas J Durkin
Name:	Thomas J Durkin
Title:	Authorized Signatory

BOTTICELLI, LLC,
as Twin DIP Lender

By:	/s/ Thomas J Durkin
Name:	Thomas J Durkin
Title:	Authorized Signatory

[FBG & Twin – DIP Credit Agreement]

FFI FUND LTD.,
as FBG DIP Lender

By:	/s/ John N. Spinney Jr.
Name:	John N. Spinney Jr.
Title:	Authorized Signatory

FFI FUND LTD.,
as Twin DIP Lender

By:	/s/ John N. Spinney Jr.
Name:	John N. Spinney Jr.
Title:	Authorized Signatory

FYI LTD.,
as FBG DIP Lender

By:	/s/ John N. Spinney Jr.
Name:	John N. Spinney Jr.
Title:	Authorized Signatory

FYI LTD.,
as Twin DIP Lender

By:	/s/ John N. Spinney Jr.
Name:	John N. Spinney Jr.
Title:	Authorized Signatory

OLIFANT FUND, LTD.,
as FBG DIP Lender

By:	/s/ John N. Spinney Jr.
Name:	John N. Spinney Jr.
Title:	Authorized Signatory

OLIFANT FUND, LTD.,
as Twin DIP Lender

By:	/s/ John N. Spinney Jr.
Name:	John N. Spinney Jr.
Title:	Authorized Signatory

[FBG & Twin – DIP Credit Agreement]

BOSTON PATRIOT BEACON ST LLC,
as FBG DIP Lender

By:	Brigade Capital Management, LP as Investment Manager

By:	/s/ Patrick Criscillo
Name:	Patrick Criscillo
Title:	Chief Financial Officer

BRIGADE STRUCTURED CREDIT FUND LTD.,
as FBG DIP Lender

By:	Brigade Capital Management, LP as Investment Manager

By:	/s/ Patrick Criscillo
Name:	Patrick Criscillo
Title:	Chief Financial Officer

RIVER CANYON TOTAL RETURN BOND FUND,
as FBG DIP Lender

By:	River Canyon Fund Management LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

RIVER CANYON TOTAL RETURN BOND FUND,
as Twin DIP Lender

By:	River Canyon Fund Management LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

RIVER CANYON STRUCTURED PRODUCTS FUND,
a series trust of Canyon Partners Umbrella Trust, as FBG DIP Lender

By:	CP Trustee Services (Cayman) Limited, solely in its capacity as trustee

By:	River Canyon Fund Management LLC, solely in its capacity as trustee’s agent

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[FBG & Twin – DIP Credit Agreement]

RIVER CANYON STRUCTURED PRODUCTS FUND,
a series trust of Canyon Partners Umbrella Trust, as Twin DIP Lender

By:	CP Trustee Services (Cayman) Limited, solely in its capacity as trustee

By:	River Canyon Fund Management LLC, solely in its capacity as trustee’s agent

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

TACONIC OPPORTUNITY MASTER FUND L.P.,
as FBG DIP Lender

By:	Taconic Capital Advisors L.P., its investment manager

By:	/s/ Erin Rota
Name:	Erin Rota
Title:	Deputy General Counsel

TACONIC OPPORTUNITY MASTER FUND L.P.,
as Twin DIP Lender

By:	Taconic Capital Advisors L.P., its investment manager

By:	/s/ Erin Rota
Name:	Erin Rota
Title:	Deputy General Counsel

TACONIC MARKET DISLOCATION MASTER FUND III (CAYMAN), L.P.,
as FBG DIP Lender

By:	Taconic Capital Advisors L.P., its investment manager

By:	/s/ Erin Rota
Name:	Erin Rota
Title:	Deputy General Counsel

TACONIC MARKET DISLOCATION MASTER FUND III (CAYMAN), L.P.,
as Twin DIP Lender

By:	Taconic Capital Advisors L.P., its investment manager

By:	/s/ Erin Rota
Name:	Erin Rota
Title:	Deputy General Counsel

THIRD POINT LOAN LLC*,
as FBG DIP Lender

By:	Third Point LLC, Its Attorney-in-Fact

By:	/s/ Mendy R. Haas
Name:	Mendy R. Haas
Title:	CFO

*Third Point Loan LLC executes this signature page as nominee for funds managed and/or advised by Third Point LLC and not in its individual capacity. All information and representations and warranties of Third Point Loan LLC herein are provided by and with respect to such funds.

[FBG & Twin – DIP Credit Agreement]

THIRD POINT LOAN LLC*,
as Twin DIP Lender

By:	Third Point LLC, Its Attorney-in-Fact

By:	/s/ Mendy R. Haas
Name:	Mendy R. Haas
Title:	CFO

*Third Point Loan LLC executes this signature page as nominee for funds managed and/or advised by Third Point LLC and not in its individual capacity. All information and representations and warranties of Third Point Loan LLC herein are provided by and with respect to such funds.

[FBG & Twin – DIP Credit Agreement]

Schedule 1

Commitments

A. FBG

Lender	FBG DIP Facility	FBG New Money Term Facility	Maximum Roll-Up Loan Amount
Axonic Strategic Income Fund	$12,116,640.40	$3,029,160.10	$9,087,480.30
Axonic Alternative Income Fund	$660,901.16	$165,225.29	$495,675.87
Axonic Commercial Real Estate Debt Master Fund	$1,808,300.12	$452,075.03	$1,356,225.09
Axonic Structured Opportunities Master Fund, LP	$2,007,618.88	$501,904.72	$1,505,714.16
Barclays Bank PLC	$38,049,243.44	$9,512,310.86	$28,536,932.58
FFI Fund Ltd.	$4,601,400.08	$1,150,350.02	$3,451,050.06
FYI Ltd.	$894,540.04	$223,635.01	$670,905.03
Olifant Fund, Ltd.	$894,540.04	$223,635.01	$670,905.03
Brigade Structured Credit Fund Ltd.	$11,834,087.12	$2,958,521.78	$8,875,565.34
Boston Patriot Beacon St LLC	$1,213,082.96	$303,270.74	$909,812.22
River Canyon Total Return Bond Fund	$9,545,561.80	$2,386,390.45	$7,159,171.35
River Canyon Structured Products Fund	$787,340.60	$196,835.15	$590,505.45
Taconic Market Dislocation Master Fund III (Cayman), L.P.	$10,932,926.96	$2,733,231.74	$8,199,695.22
Taconic Opportunity Master Fund L.P.	$15,902,447.72	$3,975,611.93	$11,926,835.79
Third Point Loan LLC	$53,773,107.00	$13,443,276.75	$40,329,830.25
Botticelli, LLC	$19,538,261.68	$4,884,565.42	$14,653,696.26
Total	$184,560,000.00	$46,140,000.00	$138,420,000.00

Lender	FBG New Money Term Loans Borrowed on Closing Date	Roll-Up Loan Amount with Respect to Borrowing on Closing Date
Axonic Strategic Income Fund	$1,890,763.13	$5,672,289.39
Axonic Alternative Income Fund	$103,131.52	$309,394.56
Axonic Commercial Real Estate Debt Master Fund	$282,179.47	$846,538.41
Axonic Structured Opportunities Master Fund, LP	$313,282.53	$939,847.59
Barclays Bank PLC	$5,937,463.21	$17,812,389.63
FFI Fund Ltd.	$718,033.82	$2,154,101.46
FYI Ltd.	$139,590.12	$418,770.36
Olifant Fund, Ltd.	$139,590.12	$418,770.36
Brigade Structured Credit Fund Ltd.	$1,846,671.59	$5,540,014.77
Boston Patriot Beacon St LLC	$189,297.73	$567,893.19
River Canyon Total Return Bond Fund	$1,489,554.51	$4,468,663.53
River Canyon Structured Products Fund	$122,861.99	$368,585.97
Taconic Market Dislocation Master Fund III (Cayman), L.P.	$1,706,048.42	$5,118,145.26
Taconic Opportunity Master Fund L.P.	$2,481,526.31	$7,444,578.93
Third Point Loan LLC	$8,391,122.04	$25,173,366.12
Botticelli, LLC	$3,048,883.49	$9,146,650.47
Total	$28,800,000.00	$86,400,000.00

B. Twin

Lender	Twin DIP Facility	Twin New Money Term Facility	Maximum Roll-Up Loan Amount	Twin Senior Roll-Up Financing	Twin Junior Roll-Up Financing
Axonic Strategic Income Fund	$13,106,615.16	$3,276,653.79	$9,829,961.37	$1,269,118.55	$8,560,842.82
Axonic Alternative Income Fund	-	-	-	-	-
Axonic Commercial Real Estate Debt Master Fund	-	-	-	-	-
Axonic Structured Opportunities Master Fund, LP	-	-	-	-	-
Barclays Bank PLC	$5,614,967.00	$1,403,741.75	$4,211,225.25	-	$4,211,225.25
FFI Fund Ltd.	$6,251,186.96	$1,562,796.74	$4,688,390.22	-	$4,688,390.22
FYI Ltd.	$1,232,628.40	$308,157.10	$924,471.30	-	$924,471.30
Olifant Fund, Ltd.	$1,320,673.28	$330,168.32	$990,504.96	-	$990,504.96
Brigade Structured Credit Fund Ltd.	-	-	-	-	-
Boston Patriot Beacon St LLC	-	-	-	-	-
River Canyon Total Return Bond Fund	$11,292,713.76	$2,823,178.44	$8,469,535.32	$7,846,981.94	$622,553.38
River Canyon Structured Products Fund	-	-	-	-	-
Taconic Market Dislocation Master Fund III (Cayman), L.P.	$2,225,960.56	$556,490.14	$1,669,470.42	-	$1,669,470.42
Taconic Opportunity Master Fund L.P.	-	-	-	-	-
Third Point Loan LLC	$38,268,695.16	$9,567,173.79	$28,701,521.37	$3,568,807.39	$25,132,713.98
Botticelli, LLC	$43,726,559.72	$10,931,639.93	$32,794,919.79	-	$32,794,919.79
Total	$123,040,000.00	$30,760,000.00	$92,280,000.00	$12,684,907.88	$79,595,092.12

Lender	Twin New Money Term Loans Borrowed on Closing Date	Roll-Up Loan Amount with Respect to Borrowing on Closing Date
Axonic Strategic Income Fund	$2,045,245.54	$6,135,736.62
Axonic Alternative Income Fund	-	-
Axonic Commercial Real Estate Debt Master Fund	-	-
Axonic Structured Opportunities Master Fund, LP	-	-
Barclays Bank PLC	$876,197.71	$2,628,593.13
FFI Fund Ltd.	$975,477.81	$2,926,433.43
FYI Ltd.	$192,347.73	$577,043.19
Olifant Fund, Ltd.	$206,086.86	$618,260.58
Brigade Structured Credit Fund Ltd.	-	-
Boston Patriot Beacon St LLC	-	-
River Canyon Total Return Bond Fund	$1,762,192.00	$5,286,576.00
River Canyon Structured Products Fund	-	-
Taconic Market Dislocation Master Fund III (Cayman), L.P.	$347,354.05	$1,042,062.15
Taconic Opportunity Master Fund L.P.	-	-
Third Point Loan LLC	$5,971,707.96	$17,915,123.88
Botticelli, LLC	$6,823,390.34	$20,470,171.02
Total	$19,200,000.00	$57,600,000.00

Schedule 1A

Permitted Debt

Part 1: Surety Bonds

Surety	Principal	Beneficiary	Purpose	Bond Number	Total Bond Amount	Premium	Expiration Date
Westchester Fire Insurance Company	Barbeque Integrated, Inc. dba Smokey Bones Barbeque & Grill #7617	New York State Liquor Authority	Liquor License	K07796365	$1,000	$200	2026
Westchester Fire Insurance Company	Barbeque Integrated, Inc. dba Smokey Bones Barbeque & Grill #7576	New York State Liquor Authority	Liquor License	K0779633A	$1,000	$200	2026
Westchester Fire Insurance Company	Barbeque Integrated, Inc. dba Smokey Bones Barbeque & Grill #7583	New York State Liquor Authority	Liquor License	K07796389	$1,000	$200	2026
Westchester Fire Insurance Company	Barbeque Integrated, Inc. dba Smokey Bones Bar and Fire Grill #7504 Restaurant	New York State Liquor Authority	Liquor License	K08375999	$1,000	$200	2026
Hartford Fire Insurance Company	Twin Restaurant Grand Prairie Beverage Holding, LLC	State of Texas	Mixed Beverage	52BSBIS3934	$3,750.00	$100.00	12/31/2026
Hartford Fire Insurance Company	Twin Restaurant Amarillo Beverage Holding, LLC	State of Texas	Mixed Beverage	52BSBIS4635	$3,750.00	$100.00	12/31/2026
Hartford Fire Insurance Company	Twin Restaurant Grand Prairie Beverage Holding, LLC	State of Texas	Mixed Beverage	52BSBIS4631	$3,750.00	$100.00	12/31/2026

Surety	Principal	Beneficiary	Purpose	Bond Number	Total Bond Amount	Premium	Expiration Date
Hartford Fire Insurance Company	Twin Restaurant Burleson Beverage Holding, LLC	State of Texas	Mixed Beverage	52BSBIS3933	$3,750.00	$100.00	12/31/2026
Hartford Fire Insurance Company	Twin Restaurant Amarillo Beverage Holding, LLC	State of Texas	Mixed Beverage	52BSBIT1697	$3,750.00	$100.00	12/31/2026
Hartford Fire Insurance Company	Twin Restaurant Amarillo Beverage Holding, LLC	State of Texas	Mixed Beverage	52BSBIT1699	$3,750.00	$100.00	12/31/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Plano Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	100186700	$3,750.00	$188.00	08/22/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Plano Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	100186706	$3,750.00	$188.00	08/22/2026
Merchants Bonding Company (Mutual)	Twin Restaurant El Paso Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885024	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Western Center Beverage Holding	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885025	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Western Center Beverage Holding	State of Texas	Mixed Beverage Sales Tax	TX 885026	$3,750.00	$329.00	09/01/2026

[FBG & Twin – DIP Credit Agreement]

Surety	Principal	Beneficiary	Purpose	Bond Number	Total Bond Amount	Premium	Expiration Date
Merchants Bonding Company (Mutual)	Twin Restaurant N Irving Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885027	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant N Irving Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885028	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Park North Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885029	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Park North Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885030	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant S Forth Worth Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885031	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant S Forth Worth Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885032	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Sunland Park Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885033	$3,750.00	$329.00	09/01/2026

[FBG & Twin – DIP Credit Agreement]

Surety	Principal	Beneficiary	Purpose	Bond Number	Total Bond Amount	Premium	Expiration Date
Merchants Bonding Company (Mutual)	Twin Restaurant Sunland Park Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885034	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Westover Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885035	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Westover Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885036	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant San Marcos Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885037	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant San Marcos Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885038	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant San Angelo Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885039	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant San Angelo Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885040	$3,750.00	$329.00	09/01/2026

[FBG & Twin – DIP Credit Agreement]

Surety	Principal	Beneficiary	Purpose	Bond Number	Total Bond Amount	Premium	Expiration Date
Merchants Bonding Company (Mutual)	Twin Restaurant Live Oak Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885041	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant Live Oak Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TX 885042	$3,750.00	$329.00	09/01/2026
Merchants Bonding Company (Mutual)	Twin Restaurant El Paso Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TX 885023	$3,750.00	$329.00	09/01/2026
Travelers Casualty and Surety Company of America	Twin Restaurant N Irving Beverage Holding, LLC	OH-Alcohol and Tobacco Tax and Trade Bureau	Mixed Beverage	105930720	$7,000.00	$325.00	07/10/2027
Harco National Insurance Company	Twin Restaurant Terrell Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TXHNSU0845727	$3,750.00	$100.00	08/21/2026
Harco National Insurance Company	Twin Restaurant Terrell Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TXHNSU0845728	$3,750.00	$100.00	08/21/2026
Harco National Insurance Company	Twin Restaurant Northlake Beverage Holding, LLC	State of Texas	Mixed Beverage Gross Receipts Tax	TXHNSU0845719	$3,750.00	$100.00	04/03/2026
Harco National Insurance Company	Twin Restaurant Northlake Beverage Holding, LLC	State of Texas	Mixed Beverage Sales Tax	TXHNSU0845720	$3,750.00	$100.00	04/03/2026

Part 2: Letters of Credit

Obligor	Issuer	Date Issued	Number	Purpose	Amount
Twin Restaurant Holding LLC	Truist Bank	05/26/2021	9670249260-90005	General Liability	$5,000,000

[FBG & Twin – DIP Credit Agreement]

Schedule 1B

Permitted Investments

None.

Schedule 4(a)

Stipulated Allocation

[See Attached]

Schedule 5(c)

Post-Closing Matters

1.	On or prior to the date that is 30 days after the Closing Date, the DIP Agent shall have received from the Borrower executed Segregated Account Control Agreements with respect to each Segregated Account.

2.	On or prior to the date that is 30 days after the Closing Date, the Loan Parties shall cause each of the following entities to be in good standing in each such entity’s jurisdiction of organization and deliver evidence of such entity’s good standing to the DIP Agent: Fazoli’s Joint Venture, Ltd. and Round Table Advertising Fund.

Schedule 5(e)

Milestones

(i) No later than March 19, 2026, the Bankruptcy Court shall have entered the Interim DIP Order;

(ii) No later than April 10, 2026, the Bankruptcy Court shall have entered the Bidding Procedures Order and approved the Bidding Procedures with a bid deadline (the “Bid Deadline”) of no later than April 24, 2026, in form and substance reasonably satisfactory to the Required Lenders, and such order shall not have been reversed, modified, amended, stayed or vacated;

(iii) No later than April 10, 2026, the Bankruptcy Court shall have entered the Final DIP Order, in form and substance reasonably satisfactory to the Required Lenders, and such order shall not have been reversed, modified, amended, stayed or vacated;

(iv) No later than April 28, 2026, the Borrowers shall have commenced one or more Auctions for all or substantially all of the Loan Parties’ assets for an Acceptable Sale Transaction;

(v) No later than May 1, 2026, the Bankruptcy Court shall have held a hearing to approve the successful bid(s) and shall have entered a Sale Order authorizing and approving the sale of all or substantially all of the assets of the Loan Parties pursuant to one or more definitive purchase agreements that, in each case, provides for an Acceptable Sale Transaction (each, a “Definitive Agreement”); and

(vi) No later than May 4, 2026 (as such date may be extended solely to the extent necessary to obtain any applicable regulatory approval or the expiration of any applicable waiting period required under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other applicable antitrust or competition law or regulation in connection with the consummation of such Acceptable Sale Transaction or otherwise with the prior written consent of the Required Lenders), the Borrowers shall have consummated an Acceptable Sale Transaction pursuant to, and in accordance with, the terms of the Sale Order and such Definitive Agreement(s).

Exhibit A

Initial DIP Order

[See Attached]

Exhibit B

[FORM OF] NOTICE OF BORROWING REQUEST

[__________], 20[__]

UMB Bank, N.A., as DIP Agent

Loan Agency and Corporate Trust

1412 Broadway, Suite 1606

New York, NY 10018
Attention: Prital K. Patel, Vice President

Email: Prital.Patel@umb.com; loanagency@umb.com

Ladies and Gentlemen:

Reference is hereby made to the Debtor-in-Possession Credit Agreement dated as of March 25, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among FAT BRANDS ROYALTY I, LLC, a Delaware limited liability company (“FB Royalty”), FAT BRANDS FAZOLI’S NATIVE I, LLC, a Delaware limited liability company (“FB Fazoli”), and FAT BRANDS GFG ROYALTY I, LLC, a Delaware limited liability company (“FB GFG”, and together with FB Royalty and FB Fazoli, each a “FBG DIP Borrower”, and together, the “FBG DIP Borrowers”), TWIN HOSPITALITY I, LLC, a Delaware limited liability company (the “Twin DIP Borrower”, and together with the FBG DIP Borrowers, the “Borrowers”), FAT BRANDS, INC., as the Parent, TWIN HOSPITALITY GROUP INC., as the Twin Manager, each of the financial institutions initially a signatory thereto together with their successors and assignees (the “DIP Lenders”) and UMB BANK, N.A., as administrative agent and collateral agent (the “DIP Agent”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

(A)	Pursuant to Section 2(d) of the Credit Agreement, the [FBG DIP Borrower/Twin DIP Borrower] hereby requests that the [FBG DIP Lenders/Twin DIP Lenders] make the [FBG New Money Term Loans/ Twin New Money Term Loans] to the [FBG DIP Borrower/Twin DIP Borrower] in an aggregate principal amount equal to $______________ on ___________, 20__[1] (the “Borrowing Date”). The [FBG DIP Lenders/Twin DIP Lenders] are requested to fund an aggregate amount equal to $_____________ to the DIP Agent in immediately available funds not later than 12:00 p.m. noon, New York City time, on the Borrowing Date.

(B)	The [FBG DIP Borrower/Twin DIP Borrower] instruct the DIP Agent to disburse the net amount of New Money Term Loans received by the DIP Agent from the [FBG DIP Lenders/Twin DIP Lenders] to the [FBG DIP Borrower/Twin DIP Borrower] by wire transfer to the following account (which is a Segregated Account):

[Insert Wire Instructions]

1 Must be a Business Day. A Notice of Borrowing must be received by the DIP Agent no later than 12:00 p.m. New York City time at least three (3) Business Days prior to the date of the proposed borrowing.

(C)	The proceeds of such Loans will be used for the following purposes which are consistent with the terms of Section 5(c)(xii) of the Credit Agreement:

[Insert Purposes]

(D)	Pursuant to Section 2(f) of the Credit Agreement, the FBG DIP Borrowers hereby instruct the DIP Agent that, effective upon the occurrence of the Roll-Up Effective Time with respect to this Borrowing, the DIP Agent shall record in the Register that the aggregate amount of Roll-Up Loans specified on Annex I hereto shall be deemed borrowed by the FBG DIP Borrowers and loaned by the FBG DIP Lenders identified therein in the respective amounts set forth opposite such Lenders’ names.
(E)	Pursuant to Section 2(f) of the Credit Agreement, the Twin DIP Borrower hereby instructs the DIP Agent that, effective upon the occurrence of the Roll-Up Effective Time with respect to this Borrowing, the DIP Agent shall record in the Register that the aggregate amount of Roll-Up Loans specified on Annex II hereto shall be deemed borrowed by the Twin Borrower and loaned by the Twin DIP Lenders identified therein in the respective amounts set forth opposite such Lenders’ names.

The undersigned certifies, represents and warrants to the DIP Agent and the [FBG DIP Lenders/Twin DIP Lenders] (in such capacity and not in an individual capacity) on behalf of the Borrowers that the conditions to lending specified in Section [4(a),]2 [4(a) and (b)]3 [4(a), (b) and (c)]4 of the Credit Agreement are satisfied or waived as of the date hereof and that the Borrowers are entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

[Signatures on Following Page]

cc: White & Case

2 Applies only to the Borrowing on the Closing Date.

3 Applies only to the Borrowing on the Second Borrowing Date.

4 Applies only to the Borrowing on the Third Borrowing Date.

2

The undersigned certifies that he/she is the below applicable officer or authorized signatory of the Borrowers, and that as such he/she is authorized to execute this Notice of Borrowing on behalf of the Borrowers.

FAT BRANDS ROYALTY I, LLC,
as a FBG DIP Borrower

By:
Name:
Title:

FAT BRANDS FAZOLI’S NATIVE I, LLC,
as a FBG DIP Borrower

By:
Name:
Title:

FAT BRANDS GFG ROYALTY I, LLC,
as a FBG DIP Borrower

By:
Name:
Title:

TWIN HOSPITALITY I, LLC,
as a Twin DIP Borrower

By:
Name:
Title:

Annex I

FBG

FBG DIP Lender	FBG New Money Term Loans Funded in Current Borrowing	Roll-Up Loan Amount Deemed Borrowed in Current Borrowing

Annex II

Twin

Twin DIP Lender	Twin New Money Term Loans Funded in Current Borrowing	Roll-Up Loan Amount Deemed Borrowed in Current Borrowing

Exhibit C

FORM OF FBG GUARANTY

[See Attached]

FBG GUARANTY

THIS FBG GUARANTY (this “Guaranty”) dated as of [ ], 2026 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of UMB BANK, N.A., in its capacity as administrative agent and collateral agent for the FBG DIP Lenders and the other FBG Secured Parties (as each such term is defined in the Credit Agreement (as defined below)) (in such capacities, the “DIP Agent”) under that certain Debtor-in-Possession Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among, inter alios, FAT BRANDS ROYALTY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB Royalty”), FAT BRANDS FAZOLI’S NATIVE I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB Fazoli”), and FAT BRANDS GFG ROYALTY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB GFG”, and together with FB Royalty and FB Fazoli, each a “Borrower”, and together, the “Borrowers”), the financial institutions party thereto and their successors and assigns under Section 8(d) thereof, the DIP Agent, and the other parties thereto, for its benefit and the benefit of the FBG DIP Lenders and the other FBG Secured Parties (the DIP Agent, the FBG DIP Lenders and the other FBG Secured Parties, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”). Capitalized terms used and not otherwise defined herein shall have their respective meanings given to such terms in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the FBG DIP Lenders have agreed to make available to the Borrowers certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, certain Guarantors are parent entities that own or control, directly or indirectly, the Borrower, and each other Guarantor is owned or controlled by one or more of the Borrowers and/or such parent entities;

WHEREAS, each Borrower and each Guarantor, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Guarantied Parties through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, each Guarantor has agreed to, jointly and severally, absolutely, irrevocably and unconditionally guarantee each Borrower’s obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition precedent to the DIP Agent and the other Guarantied Parties’ making, and continuing to make, such financial accommodations to the Borrowers and to the DIP Agent and the other Guarantied Parties entering into the Credit Agreement.

1

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1. Guaranty. Except as otherwise provided herein and subject to the entry and terms of the DIP Order, each Guarantor hereby jointly and severally, absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Borrowers or any other FBG DIP Loan Party to any FBG DIP Lender, the DIP Agent or any other FBG Secured Party under or in connection with the Credit Agreement and any other DIP Loan Document to which any Borrower or such other FBG DIP Loan Party is a party, including without limitation, the repayment of all principal of the DIP Loans extended by the FBG DIP Lenders, and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable to any FBG Secured Party thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the DIP Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (d) all other FBG DIP Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrowers, any other FBG DIP Loan Party or any other Person or commence any suit or other proceeding against the Borrowers, any other FBG DIP Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrowers, any other FBG DIP Loan Party or any other Person; or (c) to make demand of the Borrowers, any other FBG DIP Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Subject to the entry and terms of the DIP Order, each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any applicable laws now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. Subject to the DIP Order, the liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) except as expressly set forth therein, any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other DIP Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) except as expressly set forth therein, any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other DIP Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

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(b) any lack of validity or enforceability of the Credit Agreement, any of the other DIP Loan Documents or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c) any furnishing to the Guarantied Parties of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d) any variation, extension, waiver, release, settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrowers or any other FBG DIP Loan Party;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrowers, any other FBG DIP Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any act or failure to act by any Borrower, any other FBG DIP Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against any Borrower or any other FBG DIP Loan Party to recover payments made under this Guaranty;

(g) any exchange, release, non-perfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

(h) any application of sums paid by any Borrower, any Guarantor or any other Person with respect to the liabilities of any Borrower to the Guarantied Parties, regardless of what liabilities of any Borrower remain unpaid;

(i) any lack of capacity or authority of any Borrower or any Loan Party relating to the FBG DIP Obligations or any defect, limitation or insufficiency in the borrowing powers of any Borrower or in the exercise thereof;

(j) any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by any Borrower, any other FBG DIP Loan party or any other Person against the DIP Agent, any FBG DIP Lender or any other FBG Secured Party;

(k) any change in corporate existence, structure or ownership of any Borrower or any other FBG DIP Loan Party;

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(l) any statement, representation or warranty made or deemed made by or on behalf of any Borrower, any FBG DIP Guarantor or any other FBG DIP Loan Party under any DIP Loan Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance of the FBG DIP Obligations in full).

Section 4. Action with Respect to Guarantied Obligations. Subject to the DIP Order, the Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise, subject to the terms of the Loan Documents: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other DIP Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any FBG DIP Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against any Borrower, any other FBG DIP Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the DIP Agent and the other Guarantied Parties all of the representations and warranties made by each Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other DIP Loan Documents, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor shall comply with all covenants and obligations that the Credit Agreement or any other DIP Loan Document requires any Borrower to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents, as if the same were set forth herein in full.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by any applicable laws, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder. To the extent not referred to above, each Guarantor hereby waives any and all defenses which any Borrower may now or hereafter have to the performance of the FBG DIP Obligations, together with any and all suretyship defenses, which could otherwise be asserted by such Guarantor.

Section 8. Inability to Accelerate Loan. If the Guarantied Parties or any of them are prevented under applicable laws or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, subject to the DIP Order, the DIP Agent (acting at the written direction of the Required FBG Lenders) and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

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Section 9. Reinstatement of Guarantied Obligations. If a claim is ever made on the DIP Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the DIP Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the DIP Agent or such other Guarantied Party with any such claimant (including any Borrower or a trustee in bankruptcy for any Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other DIP Loan Documents, or any other instrument evidencing any liability of any Borrower, and such Guarantor shall be and remain liable to the DIP Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the DIP Agent or such other Guarantied Party.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of any Borrower, such Guarantor shall be subrogated to the rights of the payee against such Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against such Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the DIP Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the DIP Agent as collateral security for any Guarantied Obligations existing.

Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by applicable laws or by any Governmental Authority to make any such deduction or withholding such Guarantor shall pay to the DIP Agent and the FBG DIP Lenders such additional amount as will result in the receipt by the DIP Agent and the FBP DIP Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other DIP Loan Documents or applicable laws and not by way of limitation of any such rights, but subject to the terms of the Credit Agreement and the DIP Order, each Guarantor hereby authorizes each Guarantied Party, at any time while an Event of Default exists and is continuing, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of an FBG DIP Lender subject to receipt of the prior written consent of the Required FBG Lenders, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by such Guarantied Party or any affiliate of such Guarantied Party to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations that are then due and owing.

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Following termination of this Guaranty pursuant to Section 20, subject to Section 9, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for any amounts paid by such Guarantor under this Guaranty in excess of such Guarantor’s proportionate share of the Guarantied Obligations, calculated based upon the relative fair values of each Guarantor’s assets at the time such payment was made.

Section 13. Subordination

Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all rights of indemnity, contribution or subrogation of any Guarantor against any Borrower, whether under this Guaranty, any applicable laws or otherwise (collectively, the “Junior Claims”), shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from any Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor, the DIP Agent and the other Guarantied Parties that in any Proceeding (as defined in Section 31), subject to the DIP Order, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of applicable laws, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”) and (b) any voidable transactions act, fraudulent transfer act, fraudulent conveyance act or similar law to the extent applicable to this Guaranty or other statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. Subject to the DIP Order, any applicable laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) as determined in any such Proceeding are referred to as the “Avoidance Provisions”). Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the DIP Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

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Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of each Borrower and the other FBG DIP Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the DIP Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

SECTION 17. WAIVER OF JURY TRIAL.

(a) EACH GUARANTOR, AND EACH OF THE DIP AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN SUCH GUARANTOR, THE DIP AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAWS, EACH OF THE GUARANTORS, THE DIP AGENT AND THE OTHER GUARANTIED PARTIES HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY.

(b) EACH GUARANTOR, AND EACH OF THE DIP AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY AGREES THAT THE BANKRUPTCY COURT, OR IF THE BANKRUPTCY COURT DOES NOT HAVE, OR ABSTAINS FROM JURISDICTION, ANY FEDERAL DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK AND ANY STATE COURT LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE GUARANTORS, THE DIP AGENT OR ANY OF THE OTHER GUARANTIED PARTIES, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY. EACH GUARANTOR AND EACH OF THE DIP AGENT AND THE OTHER GUARANTIED PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE DIP AGENT OR ANY OTHER GUARANTIED PARTY OR THE ENFORCEMENT BY THE DIP AGENT OR ANY OTHER GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

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(c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

Section 18. [Reserved.]

Section 19. Waiver of Remedies. No delay or failure on the part of the DIP Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the DIP Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20. Termination. Subject to reinstatement of this Guaranty pursuant to Section 9, this Guaranty shall remain in full force and effect with respect to each Guarantor until indefeasible payment in full of the Guarantied Obligations and the other FBG DIP Obligations (other than contingent obligations for which no claim has been asserted) and the termination or cancellation of the Credit Agreement in accordance with its terms. Upon release of any Guarantor in accordance with Section 8(e)(ii)(H) of the Credit Agreement, such Guarantor shall be automatically released from its obligations as a “Guarantor” hereunder.

Notwithstanding anything to the contrary herein, each Guarantor shall be automatically released from its obligations hereunder upon the consummation of any sale, transfer, or other disposition of all of the Equity Interests in such Guarantor permitted pursuant to the Credit Agreement and expressly authorized by a final order of the Bankruptcy Court to a Person that is not a FBG DIP Loan Party. Upon request of any Guarantor following such release, the DIP Agent (acting at the written direction of the Required FBG Lenders) shall promptly execute and deliver to such Guarantor, at such Guarantor’s expense, all documents reasonably requested by such Guarantor to evidence such release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the DIP Agent.

Section 21. Successors and Assigns. Each reference herein to the DIP Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. Subject to the DIP Order, the Guarantied Parties may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the DIP Agent or any other Guarantied Party to any assignee or participant of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its rights or obligations hereunder to any Person without the prior written consent of all DIP Lenders and any such assignment or other transfer to which all of the DIP Lenders have not so consented shall be null and void.

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Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND, ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 23. Amendments. This Guaranty may not be amended except in writing signed by the DIP Agent (acting at the written direction of the Required FBG Lenders) and each Guarantor, subject to Section 8(e) of the Credit Agreement.

Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the DIP Agent’s account designated for such purpose, not later than 12:00 p.m. Eastern time, on the date one Business Day after demand therefor.

Section 25. Notices. Except as otherwise permitted pursuant to Section 8(o) of the Credit Agreement, all notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the DIP Agent or any other Guarantied Party at its address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; (iii) if hand delivered, when delivered; or (iv) if delivered in accordance with Section 8(o) of the Credit Agreement, to the extent applicable; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28. Trustees, Etc. Not Liable.

IN THE CASE OF ANY GUARANTOR THAT IS A TRUST, NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH GUARANTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH GUARANTOR. ALL PERSONS DEALING WITH SUCH GUARANTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH GUARANTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION OWING BY SUCH GUARANTOR HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL NOT LIMIT ANY OBLIGATIONS OF ANY FBG DIP LOAN PARTY.

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Section 29. Limitation of Liability

Neither the DIP Agent nor any other Guarantied Party, nor any affiliate, officer, director, employee, attorney, or agent of the DIP Agent or any other Guarantied Party, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other DIP Loan Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other DIP Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the DIP Agent or any other Guarantied Party or any of the DIP Agent’s or any other Guarantied Party’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other DIP Loan Documents, or any of the transactions contemplated by thereby.

Section 30. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 8(o) of the Credit Agreement.

Section 31. DIP Order. Notwithstanding anything to the contrary contained in this Guaranty the rights granted pursuant to this Guaranty or any other DIP Loan Document shall be as set forth in, and subject to the terms and conditions of (and the exercise of any right or remedy by the DIP Agent (acting at the written direction of the Required FBG Lenders) hereunder or thereunder shall be subject to the terms and conditions of), the DIP Order. In the event of any conflict between this Guaranty or any other DIP Loan Document and the DIP Order, the DIP Order shall control, and no right, power, or remedy granted to the DIP Agent hereunder or under any other DIP Loan Document shall be exercised by the DIP Agent, no direction shall be given by the Required FBG Lenders to the DIP Agent in contravention of the DIP Order, and the Guarantors shall not be required to undertake any obligation, make any agreement or take any action that is prohibited by the terms of the DIP Order.

Section 32. Definitions. (a) For the purposes of this Guaranty:

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any applicable laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any other suit or other proceeding under any applicable laws, domestic or foreign, involving an Avoidance Provision is commenced relating to any Guarantor; (v) any Guarantor is determined or adjudicated to be insolvent or bankrupt; (vi) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vii) any Guarantor makes a general assignment for the benefit of creditors; (viii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (x) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (xi) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

Section 33. DIP Agent. The DIP Agent is entering into this Guaranty solely in its capacity as DIP Agent under the Credit Agreement. All rights, privileges, protections and immunities (including, without limitation, the right to indemnification) in favor of the DIP Agent under the Order, the Credit Agreement and the other DIP Loan Documents shall be applicable to the DIP Agent under this Guaranty. It is understood that any reference to the DIP Agent taking any action, making any determinations, requests, directions, consents or elections, deeming any action or document reasonable, appropriate or satisfactory, exercising discretion, or exercising any rights or duties under this Guaranty shall be pursuant to written direction from the Required FBG Lenders.

[Signatures on Following Page]

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

GUARANTORS:

[Signature blocks to be inserted] Address for

Notices for all Guarantors:

[Address line 1]

[Address line 2] Attention:	[ ]

Telecopy Number:	[ ]
Telephone Number:	[ ]

[Signature Page to FBG Guaranty]

Acknowledged and agreed as of the date first above written:

DIP AGENT

UMB BANK, N.A., as DIP Agent

By:
Name:
Title:

[Signature Page to FBG Guaranty]

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT (this “Agreement”) dated as of, , executed and delivered by, a (the “New Guarantor”) in favor of UMB BANK, N.A., in its capacity as administrative agent and collateral agent for the FBG DIP Lenders (in such capacities, the “DIP Agent”) under that certain Debtor-in-Possession Credit Agreement, dated as of [                                                                                                                                                                        ], 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among , inter alios, FAT BRANDS ROYALTY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB Royalty”), FAT BRANDS FAZOLI’S NATIVE I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB Fazoli”), and FAT BRANDS GFG ROYALTY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FB GFG”, and together with FB Royalty and FB Fazoli, each a “Borrower”, and together, the “Borrowers”), the FBG DIP Lenders (as defined therein), the DIP Agent, and the other parties thereto, for its benefit and the benefit of the FBG DIP Lenders and the other FBG Secured Parties (the DIP Agent, the FBG DIP Lenders and the other FBG Secured Parties, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”). Capitalized terms used and not otherwise defined herein shall have their respective meanings given to such terms in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Guarantied Parties have agreed to make available to the Borrowers certain financial accommodations on the terms and conditions set forth in the Credit Agreement and subject to the DIP Order;

WHEREAS, New Guarantor is owned or controlled by one or more Borrowers; WHEREAS, the Borrowers, the New Guarantor and the existing Guarantors of the Borrowers, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Guarantied Parties through their collective efforts;

WHEREAS, New Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making and maintaining such financial accommodations with the Borrowers under the Credit Agreement and, accordingly, New Guarantor is willing to guarantee the Borrowers’ obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Guarantied Parties continuing to make such financial accommodations to the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under the Guaranty, dated as of [                                                                                                                                                                ], 2026 (as amended, restated or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the DIP Agent, for its benefit and the benefit of the other Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a)	absolutely, irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

(b)	makes to the DIP Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c)	consents and agrees to each provision set forth in the Guaranty.

Section 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE, APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices: [Address line 1] [Address line 2] Attention: [ ]
Telecopy Number: [ ]
Telephone Number: [ ]

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Exhibit D

FORM OF TWIN GUARANTY

[See Attached]

TWIN GUARANTY

THIS TWIN GUARANTY (this “Guaranty”) dated as of [ ], 2026 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of UMB BANK, N.A., in its capacity as administrative agent and collateral agent for the Twin DIP Lenders and the other Twin Secured Parties (as each such term is defined in the Credit Agreement (as defined below)) (in such capacities, the “DIP Agent”) under that certain Debtor-in-Possession Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among, inter alios, TWIN HOSPITALITY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the financial institutions party thereto and their successors and assigns under Section 8(d) thereof, the DIP Agent, and the other parties thereto, for its benefit and the benefit of the Twin DIP Lenders and the other TWIN Secured Parties (the DIP Agent, the Twin DIP Lenders and the other Twin Secured Parties, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”). Capitalized terms used and not otherwise defined herein shall have their respective meanings given to such terms in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Twin DIP Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, certain Guarantors are parent entities that own or control, directly or indirectly, the Borrower, and each other Guarantor is owned or controlled by the Borrower and/or such parent entities;

WHEREAS, the Borrower and each Guarantor, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Guarantied Parties through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, each Guarantor has agreed to, jointly and severally, absolutely, irrevocably and unconditionally guarantee the Borrower’s obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition precedent to the DIP Agent and the other Guarantied Parties’ making, and continuing to make, such financial accommodations to the Borrower and to the DIP Agent and the other Guarantied Parties entering into the Credit Agreement.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1. Guaranty. Except as otherwise provided herein and subject to the entry and terms of the DIP Order, each Guarantor hereby jointly and severally, absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Borrower or any other Twin DIP Loan Party to any Twin DIP Lender, the DIP Agent or any other Twin Secured Party under or in connection with the Credit Agreement and any other DIP Loan Document to which the Borrower or such other Twin DIP Loan Party is a party, including without limitation, the repayment of all principal of the DIP Loans extended by the Twin DIP Lenders, and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable to any Twin Secured Party thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the DIP Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (d) all other Twin DIP Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower, any other Twin DIP Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Twin DIP Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Twin DIP Loan Party or any other Person; or (c) to make demand of the Borrower, any other Twin DIP Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Subject to the entry and terms of the DIP Order, each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any applicable laws now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. Subject to the DIP Order, the liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) except as expressly set forth therein, any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other DIP Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) except as expressly set forth therein, any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other DIP Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

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(b) any lack of validity or enforceability of the Credit Agreement, any of the other DIP Loan Documents or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c) any furnishing to the Guarantied Parties of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d) any variation, extension, waiver, release, settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Twin DIP Loan Party;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Twin DIP Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any act or failure to act by the Borrower, any other Twin DIP Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Borrower or any other Twin DIP Loan Party to recover payments made under this Guaranty;

(g) any exchange, release, non-perfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

(h) any application of sums paid by the Borrower, any Guarantor or any other Person with respect to the liabilities of the Borrower to the Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i) any lack of capacity or authority of the Borrower or any other Twin DIP Loan Party relating to the Twin DIP Obligations or any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

(j) any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by the Borrower, any other Twin DIP Loan Party or any other Person against the DIP Agent, any Twin DIP Lender or any other Twin Secured Party;

(k) any change in corporate existence, structure or ownership of the Borrower or any other Twin DIP Loan Party;

(l) any statement, representation or warranty made or deemed made by or on behalf of the Borrower, any Twin DIP Guarantor or any other Twin DIP Loan Party under any DIP Loan Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

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(m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance of the Twin DIP Obligations in full).

Section 4. Action with Respect to Guarantied Obligations. Subject to the DIP Order, the Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise, subject to the terms of the Loan Documents: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other DIP Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Twin DIP Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the DIP Agent and the other Guarantied Parties all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other DIP Loan Documents, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor shall comply with all covenants and obligations that the Credit Agreement or any other DIP Loan Document requires the Borrower to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents, as if the same were set forth herein in full.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by any applicable laws, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder. To the extent not referred to above, each Guarantor hereby waives any and all defenses which the Borrower may now or hereafter have to the performance of the Twin DIP Obligations, together with any and all suretyship defenses, which could otherwise be asserted by such Guarantor.

Section 8. Inability to Accelerate Loan. If the Guarantied Parties or any of them are prevented under applicable laws or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, subject to the DIP Order, the DIP Agent (acting at the written direction of the Required Twin Lenders) and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

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Section 9. Reinstatement of Guarantied Obligations. If a claim is ever made on the DIP Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the DIP Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the DIP Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other DIP Loan Documents, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the DIP Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the DIP Agent or such other Guarantied Party.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the DIP Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the DIP Agent as collateral security for any Guarantied Obligations existing.

Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by applicable laws or by any Governmental Authority to make any such deduction or withholding such Guarantor shall pay to the DIP Agent and the Twin DIP Lenders such additional amount as will result in the receipt by the DIP Agent and the Twin DIP Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other DIP Loan Documents or applicable laws and not by way of limitation of any such rights, but subject to the terms of the Credit Agreement and the DIP Order, each Guarantor hereby authorizes each Guarantied Party, at any time while an Event of Default exists and is continuing, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of an Twin DIP Lender subject to receipt of the prior written consent of the Required Twin Lenders, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by such Guarantied Party or any affiliate of such Guarantied Party to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations that are then due and owing. Following termination of this Guaranty pursuant to Section 20, subject to Section 9, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for any amounts paid by such Guarantor under this Guaranty in excess of such Guarantor’s proportionate share of the Guarantied Obligations, calculated based upon the relative fair values of each Guarantor’s assets at the time such payment was made.

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Section 13. Subordination

Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all rights of indemnity, contribution or subrogation of any Guarantor against the Borrower, whether under this Guaranty, any applicable laws or otherwise (collectively, the “Junior Claims”), shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor, the DIP Agent and the other Guarantied Parties that in any Proceeding (as defined in Section 31), subject to the DIP Order, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of applicable laws, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”) and (b) any voidable transactions act, fraudulent transfer act, fraudulent conveyance act or similar law to the extent applicable to this Guaranty or other statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. Subject to the DIP Order, any applicable laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) as determined in any such Proceeding are referred to as the “Avoidance Provisions”). Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the DIP Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Twin DIP Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the DIP Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

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Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

SECTION 17. WAIVER OF JURY TRIAL.

(a) EACH GUARANTOR, AND EACH OF THE DIP AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN SUCH GUARANTOR, THE DIP AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAWS, EACH OF THE GUARANTORS, THE DIP AGENT AND THE OTHER GUARANTIED PARTIES HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY.

(b) EACH GUARANTOR, AND EACH OF THE DIP AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY AGREES THAT THE BANKRUPTCY COURT, OR IF THE BANKRUPTCY COURT DOES NOT HAVE, OR ABSTAINS FROM JURISDICTION, ANY FEDERAL DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK AND ANY STATE COURT LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE GUARANTORS, THE DIP AGENT OR ANY OF THE OTHER GUARANTIED PARTIES, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY. EACH GUARANTOR AND EACH OF THE DIP AGENT AND THE OTHER GUARANTIED PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE DIP AGENT OR ANY OTHER GUARANTIED PARTY OR THE ENFORCEMENT BY THE DIP AGENT OR ANY OTHER GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

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Section 18. [Reserved.]

Section 19. Waiver of Remedies. No delay or failure on the part of the DIP Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the DIP Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20. Termination. Subject to reinstatement of this Guaranty pursuant to Section 9, this Guaranty shall remain in full force and effect with respect to each Guarantor until indefeasible payment in full of the Guarantied Obligations and the other Twin DIP Obligations (other than contingent obligations for which no claim has been asserted) and the termination or cancellation of the Credit Agreement in accordance with its terms. Upon release of any Guarantor in accordance with Section 8(e)(ii)(H) of the Credit Agreement, such Guarantor shall be automatically released from its obligations as a “Guarantor” hereunder.

Notwithstanding anything to the contrary herein, each Guarantor shall be automatically released from its obligations hereunder upon the consummation of any sale, transfer, or other disposition of all of the Equity Interests in such Guarantor permitted pursuant to the Credit Agreement and expressly authorized by a final order of the Bankruptcy Court to a Person that is not a Twin DIP Loan Party. Upon request of any Guarantor following such release, the DIP Agent (acting at the written direction of the Required Twin Lenders) shall promptly execute and deliver to such Guarantor, at such Guarantor’s expense, all documents reasonably requested by such Guarantor to evidence such release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the DIP Agent.

Section 21. Successors and Assigns. Each reference herein to the DIP Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. Subject to the DIP Order, the Guarantied Parties may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the DIP Agent or any other Guarantied Party to any assignee or participant of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its rights or obligations hereunder to any Person without the prior written consent of all DIP Lenders and any such assignment or other transfer to which all of the DIP Lenders have not so consented shall be null and void.

Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND, ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

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Section 23. Amendments. This Guaranty may not be amended except in writing signed by the DIP Agent (acting at the written direction of the Required Twin Lenders) and each Guarantor, subject to Section 8(e) of the Credit Agreement.

Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the DIP Agent’s account designated for such purpose, not later than 12:00 p.m. Eastern time, on the date one Business Day after demand therefor.

Section 25. Notices. Except as otherwise permitted pursuant to Section 8(o) of the Credit Agreement, all notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the DIP Agent or any other Guarantied Party at its address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; (iii) if hand delivered, when delivered; or (iv) if delivered in accordance with Section 8(o) of the Credit Agreement, to the extent applicable; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28. Trustees, Etc. Not Liable.

IN THE CASE OF ANY GUARANTOR THAT IS A TRUST, NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH GUARANTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH GUARANTOR. ALL PERSONS DEALING WITH SUCH GUARANTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH GUARANTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION OWING BY SUCH GUARANTOR HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL NOT LIMIT ANY OBLIGATIONS OF ANY TWIN DIP LOAN PARTY.

Section 29. Limitation of Liability

Neither the DIP Agent nor any other Guarantied Party, nor any affiliate, officer, director, employee, attorney, or agent of the DIP Agent or any other Guarantied Party, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other DIP Loan Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other DIP Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the DIP Agent or any other Guarantied Party or any of the DIP Agent’s or any other Guarantied Party’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other DIP Loan Documents, or any of the transactions contemplated by thereby.

Section 30. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 8(o) of the Credit Agreement.

Section 31. DIP Order. Notwithstanding anything to the contrary contained in this Guaranty the rights granted pursuant to this Guaranty or any other DIP Loan Document shall be as set forth in, and subject to the terms and conditions of (and the exercise of any right or remedy by the DIP Agent (acting at the written direction of the Required Twin Lenders) hereunder or thereunder shall be subject to the terms and conditions of), the DIP Order. In the event of any conflict between this Guaranty or any other DIP Loan Document and the DIP Order, the DIP Order shall control, and no right, power, or remedy granted to the DIP Agent hereunder or under any other DIP Loan Document shall be exercised by the DIP Agent, no direction shall be given by the Required Twin Lenders to the DIP Agent in contravention of the DIP Order, and the Guarantors shall not be required to undertake any obligation, make any agreement or take any action that is prohibited by the terms of the DIP Order.

Section 32. Definitions. (a) For the purposes of this Guaranty:

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any applicable laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any other suit or other proceeding under any applicable laws, domestic or foreign, involving an Avoidance Provision is commenced relating to any Guarantor; (v) any Guarantor is determined or adjudicated to be insolvent or bankrupt; (vi) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vii) any Guarantor makes a general assignment for the benefit of creditors; (viii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (x) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (xi) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

Section 33. DIP Agent. The DIP Agent is entering into this Guaranty solely in its capacity as DIP Agent under the Credit Agreement. All rights, privileges, protections and immunities (including, without limitation, the right to indemnification) in favor of the DIP Agent under the Order, the Credit Agreement and the other DIP Loan Documents shall be applicable to the DIP Agent under this Guaranty. It is understood that any reference to the DIP Agent taking any action, making any determinations, requests, directions, consents or elections, deeming any action or document reasonable, appropriate or satisfactory, exercising discretion, or exercising any rights or duties under this Guaranty shall be pursuant to written direction from the Required Twin Lenders.

[Signatures on Following Page]

9

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

GUARANTORS:

[Signature blocks to be inserted] Address for

Notices for all Guarantors:

[Address line 1]

[Address line 2] Attention: [ ]

Telecopy Number:	[ ]
Telephone Number:	[ ]

[Signature Page to Twin Guaranty]

Acknowledged and agreed as of the date first above written:

DIP AGENT

UMB BANK, N.A., as DIP Agent

By:
Name:
Title:

[Signature Page to Twin Guaranty]

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT (this “Agreement”) dated as of , executed and delivered by , a (the “New Guarantor”) in favor of UMB BANK, N.A., in its capacity as administrative agent and collateral agent for the Twin DIP Lenders (in such capacities, the “DIP Agent”) under that certain Debtor-in-Possession Credit Agreement, dated as of [                                                                                                                                                                             ], 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among , inter alios, TWIN HOSPITALITY I, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the Twin DIP Lenders (as defined therein), the DIP Agent, and the other parties thereto, for its benefit and the benefit of the Twin DIP Lenders and the other Twin Secured Parties (the DIP Agent, the Twin DIP Lenders and the other Twin Secured Parties, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”). Capitalized terms used and not otherwise defined herein shall have their respective meanings given to such terms in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Guarantied Parties have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement and subject to the DIP Order;

WHEREAS, the New Guarantor is owed or controlled by the Borrower;

WHEREAS, the Borrower, the New Guarantor and the existing Guarantors of the Borrower, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Guarantied Parties through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making and maintaining such financial accommodations with the Borrower under the Credit Agreement and, accordingly, the New Guarantor is willing to guarantee the Borrower’s obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Guarantied Parties continuing to make such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under the Guaranty, dated as of [                                                                                                                       ], 2026 (as amended, restated or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the DIP Agent, for its benefit and the benefit of the other Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a)	absolutely, irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

(b)	makes to the DIP Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c)	consents and agrees to each provision set forth in the Guaranty.

Section 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE, APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices: [Address line 1] [Address line 2] Attention: [ ]
Telecopy Number: [ ]
Telephone Number: [ ]

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EXHIBIT E

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between each Assignor identified in item 1 below (each, an “Assignor”) and each Assignee identified in item 2 below (each, an “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.]1 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by each Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the DIP Agent as contemplated below (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount identified below of all of such outstanding rights and obligations of the respective Assignors under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of any Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by any Assignor.

1. Assignor[s]:	As set forth in paragraph 6 below.
2. Assignee[s]:	As set forth in paragraph 6 below.
3. Borrower(s):	FAT BRANDS ROYALTY I, LLC, FAT BRANDS FAZOLI’S NATIVE I, LLC, FAT BRANDS GFG ROYALTY I, LLC, as FBG DIP Borrowers, TWIN HOSPITALITY I, LLC as TWIN DIP Borrower

4. DIP Agent:	UMB BANK, N.A., as the administrative agent and collateral agent under the Credit Agreement

5. Credit Agreement:	The Debtor-in-Possession Credit Agreement dated as of March 23, 2026, among, inter alios, FAT BRANDS ROYALTY I, LLC, FAT BRANDS FAZOLI’S NATIVE I, LLC, FAT BRANDS GFG ROYALTY I, LLC, as FBG DIP Borrowers, TWIN HOSPITALITY I, LLC as TWIN DIP Borrower, the DIP Lenders party thereto, UMB Bank, N.A., as DIP Agent, and the other parties thereto.

1 Include bracketed language if there are either multiple Assignors or multiple Assignees.

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6. Assigned Interest[s]:	FBG DIP Facility Assigned Interests

		Aggregate		Aggregate	Amount of	Percentage	Amount of FBG DIP Commitments Assigned
		Amount of		Amount of	FBG Roll-	Assigned of
		FBG New	Amount of	FBG Roll-	Up	FBG New
		Money DIP	FBG New	Up Loans	Financing	Money DIP
Assignor	Assignee	Loans	Money DIP		Assigned	Loans/FBG
			Loans			Roll-Up
			Assigned			Financing/FBG
DIP
Commitments
			$		$		$
			$		$		$
			$		$		$

Twin DIP Facility Assigned Interests

Assignor	Assignee	Aggregate Amount of Twin New Money DIP Loans	Amount of Twin New Money DIP Loans Assigned	Aggregate Amount of Twin Senior Roll-Up Financing /Twin Junior Roll-Up Financing	Amount of Twin Senior Roll-Up Financing Assigned	Amount of Twin Junior Roll-Up Financing Assigned	Percentage Assigned of Twin New Money DIP Loans/Twin Senior Roll-Up Financing/Twin Junior Roll-Up Financing/Twin DIP Commitments	Amount of Twin DIP Commitments Assigned
			$		$			$
			$		$			$
			$		$			$

[Page break]

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Effective Date:                                     , 2026 [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][2]
[NAME OF ASSIGNOR]

By:
Name:
Title:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE[S][3]

[NAME OF ASSIGNEE]

By:
Name:
Title:

[NAME OF ASSIGNEE]

By:
Name:
Title:

2 Add additional signature blocks as needed.

3 Add additional signature blocks as needed.

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Accepted:

UMB Bank, N.A.,

as DIP Agent

By:
Name:
Title:

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ANNEX 1

[                                       ]4

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor[s]. Subject to the Twin Roll-Up Reservation (as defined in the DIP Order) and the requirements relating to the Roll-Up Loans set forth in the Credit Agreement (including, without limitation, Section 8(d)(iv) thereof), each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other DIP Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the DIP Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any DIP Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any DIP Loan Document.

1.2 Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a [FBG DIP Lender/Twin DIP Lender] under the Credit Agreement, (ii) it meets all the requirements to be an assignee under the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date specified for this Assignment and Assumption, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the rights and obligations of a [FBG DIP Lender/Twin DIP Lender] thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5(a) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest, (vi) it has, independently and without reliance upon the DIP Agent, any Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest, and (vii) if it is a foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the DIP Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the DIP Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the DIP Loan Documents are required to be performed by it as a [FBG DIP Lender/Twin DIP Lender].

2. Payments. From and after the Effective Date, the DIP Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the relevant Assignor for amounts that have accrued to but excluding the Effective Date and to the relevant Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the DIP Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the relevant Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts or choice of law principles.

4 Describe Credit Agreement at option of Agent.

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